UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4279

Securian Funds Trust
(Exact name of registrant as specified in charter)

400 Robert Street North St. Paul, Minnesota			55101-2098
(Address of principal executive offices)			(Zip code)

Eric J. Bentley, Esq. 400 Robert Street North St. Paul, Minnesota 55101-2098
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(651) 665-3500

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

ITEM 1.  REPORT TO STOCKHOLDERS.

Filed herewith.

Securian Funds Trust

Annual Report

December 31, 2016

Offered in Minnesota Life Insurance Company and
Securian Life Insurance Company Variable Products

SFT Advantus Bond Fund

SFT Advantus Dynamic Managed Volatility Fund
(formerly SFT Advantus Managed Volatility Fund)

SFT Advantus Government Money Market Fund
(formerly SFT Advantus Money Market Fund)

SFT Advantus Index 400 Mid-Cap Fund

SFT Advantus Index 500 Fund

SFT Advantus International Bond Fund

SFT Advantus Managed Volatility Equity Fund

SFT Advantus Mortgage Securities Fund

SFT Advantus Real Estate Securities Fund

SFT IvySM Growth Fund

SFT IvySM Small Cap Growth Fund

SFT Pyramis® Core Equity Fund

SFT T. Rowe Price Value Fund

Financial security
  for the long run ®

Securian Funds Trust

Supplement dated October 11, 2016 to the Prospectus of Securian Funds Trust dated April 29, 2016.

Effective October 1, 2016, Gilbert C. Scott no longer serves as a manager of the SFT IvySM Small Cap Growth Fund. At that time, Timothy J. Miller, Senior Vice President of WRIMCO, Kenneth G. McQuade, Senior Vice President of WRIMCO, and Bradley P. Halverson, Vice President of WRIMCO, became co-managers of the Fund.

The text on page 53, under the caption "SFT IvySM Small Cap Growth Fund: Management," is replaced by the following:

SFT IvySM Small Cap Growth Fund: Management

The Fund is advised by Advantus Capital Management, Inc. (Advantus Capital) and sub-advised by Waddell & Reed Investment Management Company (WRIMCO). 'Ivy' is the service mark of Ivy Distributors, Inc., an affiliate of WRIMCO. The following individuals serve as the Fund's primary portfolio managers:

Name and Title	Primary Manager Since
Timothy J. Miller Senior Vice President, WRIMCO	October 1, 2016
Kenneth G. McQuade Senior Vice President, WRIMCO	October 1, 2016
Bradley P. Halverson Vice President, WRIMCO	October 1, 2016

The text relating to SFT IvySM Small Cap Growth Fund on page 115, under the caption "Portfolio Managers," is replaced by the following:

Portfolio Managers

Fund	Portfolio Manager and Title	Primary Portfolio Manager Since	Business Experience During Past Five Years
SFT IvySM Small Cap Growth Fund	Timothy J. Miller Senior Vice President, WRIMCO	October 1, 2016	Co-portfolio manager of the small cap growth
product suite since October 2016, comprising
institutional accounts, Ivy Small Cap Growth Fund,
Waddell & Reed Advisors Small Cap Fund and
Ivy VIP Small Cap Growth; Portfolio Manager,
Waddell & Reed Advisors Small Cap Fund and
Ivy Small Cap Growth Fund since April 2010.
Kenneth G. McQuade Senior Vice President, WRIMCO	October 1, 2016	Co-portfolio manager of the small cap growth
product suite since October 2016, comprising
institutional accounts, Ivy Small Cap Growth Fund,
Waddell & Reed Advisors Small Cap Fund and
Ivy VIP Small Cap Growth; Portfolio Manager,
Ivy VIP Small Cap Growth since March 2006.
Bradley P. Halverson Vice President, WRIMCO	October 1, 2016	Co-portfolio manager of the small cap growth
product suite since October 2016, comprising
institutional accounts, Ivy Small Cap Growth Fund,
Waddell & Reed Advisors Small Cap Fund and
Ivy VIP Small Cap Growth; Assistant Portfolio
Manager of small cap growth institutional accounts
from 2014 to 2016; Equity Investment Analyst,
Small Cap Growth team from 2008 to 2014.

Please retain this supplement for future reference.

F88081 10-2016

Securian Funds Trust

Supplement dated February 8, 2017 to the Prospectus of Securian Funds Trust dated April 29, 2016.

On January 6, 2017, shareholders of the SFT IvySM Growth Fund, SFT IvySM Small Cap Growth Fund, SFT Pyramis® Core Equity Fund and SFT T. Rowe Price Value Fund voted to approve the use of a manager of managers strategy which permits these funds' investment adviser to enter into and/or materially amend investment advisory agreements with sub-advisers with the approval of the Securian Funds Trust Board of Trustees, but without obtaining shareholder approval.

The following paragraphs replace the third paragraph on page 110:

The Trust and Advantus Capital have obtained an exemptive order from the Securities and Exchange Commission allowing them, upon approval of Fund shareholders, to use a "manager of managers" strategy related to the management of the Trust. The shareholders of each Fund have approved the use of the exemptive order. Under the manager of managers strategy, Advantus Capital may select new Fund sub-advisers upon the approval of the Trust's Board of Trustees but without shareholder approval. Advantus Capital may also change the terms of any investment sub-advisory agreement or continue to employ an investment sub-adviser after termination of an investment sub-advisory agreement. Investors will be notified of any sub-adviser changes.

Advantus Capital is responsible for overseeing sub-advisers and for recommending their hiring, termination and replacement. Advantus Capital retains ultimate responsibility for the investment performance of each fund employing a sub-adviser. Investors in the Trust (purchasers of variable life insurance policies and variable annuity contracts issued by Minnesota Life, or other insurance companies to which the Trust has sold its shares) are, in effect, electing to have Advantus Capital either manage the investment of a Fund's assets or select one or more sub-advisers to achieve the Fund's investment objective.

Please retain this supplement for future reference.

F88797 02-2017

Letter from the President

This past year has proven to be a remarkable time from an economic, market, and political perspective. While the early part of the year exhibited signs of continued moderate growth, low inflation, and modest market returns, the election of Donald Trump as President of the United States was a game changer.

Equity markets reacted positively to the election, based upon expectations that tax cuts, infrastructure spending, and deregulation would fuel stronger growth and higher corporate earnings. Bond markets meanwhile sold-off and interest rates rose, based upon concerns ranging from stronger growth leading to higher inflation, to tax cuts and infrastructure spending leading to deeper government deficits. Meanwhile the potential for new trade tariffs and the likely renegotiation of trade deals caused the dollar to strengthen relative to many other currencies.

While in the near-term these actions have been favorable for many investors, the long-term implications are still largely unknown. Indeed, most of the broader policy directives are still under development, and many will take congressional action to be fully implemented. As this occurs, markets could become less stable as the differences between political aspirations and economic realities get resolved.

We remain optimistic but cautious as we survey the year ahead. We believe that many sectors of the market will continue to show strong performance. We concede that it will take time for the impact of the many policy changes to play out, and that there will be volatility along the way. We believe the best tactic is to position for the long run, and avoid the angst that chasing near term performance can provide.

Sincerely,

David Kuplic
President, Securian Funds Trust

Performance Update

Christopher Sebald, CFA, David Land, CFA and Thomas Houghton, CFA Portfolio Managers

The SFT Advantus Bond Fund seeks as high a level of long-term total return as is consistent with prudent investment risk. Preservation of capital is a secondary objective. The SFT Advantus Bond Fund invests in long-term, fixed income, high quality debt instruments. The risks incurred by investing in debt instruments include, but are not limited to, reinvestment of prepaid debt obligations at lower rates of return, and the inability to reinvest at higher interest rates when debt obligations are prepaid more slowly than expected. In addition, the net asset value of the SFT Advantus Bond Fund may fluctuate in response to changes in interest rates and is not guaranteed.

SFT Advantus Bond Fund

How did the Fund perform during the period?

The Fund's Class 2 shares generated a net return of 4.37 percent over the 12 months ending December 31, 2016, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 2.65 percent over the same period.

What influenced the Fund's return during the past 12 months?

Markets shook off the surprising results of the presidential election and finished the year with strong momentum. 2016 turned out to be a surprisingly good year for bonds and stocks. Despite rising interest rates, corporate and other nongovernment bonds performed very well with solid single digit returns for investment grade and double digit returns for high yield. All major U.S. stock indexes reached all-time highs in the fourth quarter.

Long-term interest rates rose by 85 basis points, which was the biggest rise since 2013. The change was fairly abrupt, leading to a steeper yield curve. Risk appetite remained strong though, and corporate credit was in demand. The yield differential between U.S. and foreign bonds should keep international demand for U.S. securities high as the European Central Bank (ECB) and Bank of Japan continue to hold their short-term rates at or below zero percent.

What other market conditions or events influenced the Fund's return during the past 12 months?

The election of Donald Trump as president of the U.S. was by far the biggest political and economic event of the year. His campaign platform was based on pro-growth, lower taxes, tougher trade and immigration policies, and a more combative national security platform. We might expect to see the impact of regulatory changes first with cabinet and agency appointments who are likely to take a different approach to enforcing current laws and regulations. Tax cuts are likely next with a Republican majority in Congress. Infrastructure investments will likely take longer to emerge.

Apart from the renewed optimism surrounding Trump, economic data had already been improving after what was a very weak first half in 2016. Both consumer and business optimism is high. Third quarter GDP growth came in at 3.5 percent, and expectations for fourth quarter are between 2.5 — 2.9 percent. The Federal Reserve (Fed) raised rates in December, the only time in 2016 despite projecting four increases at the beginning of the year. The Fed is now projecting three rate increases in 2017. Signs of inflation, although still weak by historical standards, are building and could reach the Fed's target of 2 percent in 2017. With unemployment already below 5 percent and likely headed lower on stronger growth expectations, wage pressures should build.

What strategies and techniques did you employ that specifically affected Fund performance?

We maintained an overweight exposure to corporate bonds and the securitized sector throughout the year. We felt corporate spreads looked attractive to start the year, but expected a more volatile year in credit given our economic and Fed outlook. As volatility picked up and spreads widened early on, we resisted the urge to add to our risk exposures. Once energy prices firmed and the ECB began to include corporate bond purchases in its quantitative easing program, we aggressively started to add to the portfolio's risk exposures. We finished the year with about 30 percent more corporate exposure than the start of 2016.

Throughout the year, we kept our interest rate position roughly neutral-to-short relative to the Fund's index.

What industries or sectors did you emphasize during the past 12 months and what is your outlook going forward?

We increased exposure to sectors we continue to view favorably in the corporate bond sector, primarily in industrials and financials. In industrials, we particularly emphasized the energy sector in the pipeline and refining space. We also focused on consumer facing sectors such as autos and airlines.

In financials, we emphasized the banking sector. If interest rates continue to rise and some regulatory oversight is loosened, profitability should rise in the sector.

We reduced exposure to utilities towards the end of the year. The utility sector performed well in 2016, and we no longer think spreads offer attractive relative value. We also reduced exposure to the securitized sector, based mostly on relative value concerns.

Growth prospects look more favorable in 2017 with GDP growth projections over 2 percent. Corporate America is optimistic for regulatory reforms and tax cuts, giving corporate investors incentive to invest in their businesses. The outlook fuels a positive cycle where corporate optimism leads to business investment, increased employment, a stronger consumer and rising markets.

In the coming year, long-term interest rates are likely to rise and may break out of the 1-2 percent range the 10-year Treasury has been in since 2012. We believe rates will not return to levels of yesteryear due to structural changes in the economy (demographics, debt, technological change).

We expect inflation to start pushing towards 2 percent. Wage pressure is slowly building with average hourly earnings rising from about 1.8 percent to 2.5 percent in the last 6 years and the passage of higher minimum wage laws in several major cities and states. The protectionist rhetoric of the President-elect could influence import costs through tariffs, domestic industry protections and the immigrant labor supply—all leading to positive pressure on inflation.

Corporate bond spreads should narrow, supported by stronger earnings and continued demand from investors, domestic and foreign. Despite rising interest rates, mutual fund flows into bond funds have not reversed and pension immunization programs are increasing the demand for long duration corporate bonds.

Once the new administration takes office, change will need to be quick and substantive in order to not disappoint markets, however risks remain. Traditional Republicans could push back on stimulus, and Trump's unconventional approach may provoke party infighting. Campaign proposals on spending between Trump and Republicans were trillions of dollars apart, and new deficit spending may be difficult to pass. A tough stance against trading partners could not only upset long-standing trade patterns but also exacerbate the U.S. dollar's rise and hurt export firms. Politics will be in the forefront of investors mind in 2017 as results of new administration policies unfold.

Ten Largest Holdings^

Security description	Market value	% of bond portfolio
U.S. Treasury Note 1.750%, 11/30/21	$18,213,091	5.1%
U.S. Treasury Note 1.625%, 10/31/23	6,845,128	1.9%
U.S. Treasury Bond 5.375%, 02/15/31	6,812,541	1.9%
U.S. Treasury Bond 2.250%, 08/15/46	4,939,817	1.4%
Federal National Mortgage Association 3.000%, 01/01/32	4,494,633	1.3%
BNSF Funding Trust I 6.613%, 12/15/55	4,333,825	1.2%
Select Income REIT 2.850%, 02/01/18	4,097,434	1.1%
Ascentium Equipment Receivables Trust Series 2016-2A, Class A1 1.100%, 11/10/17	3,859,015	1.1%
Morgan Stanley 2.282%, 10/24/23	3,624,833	1.0%
Federal National Mortgage Association 4.000%, 04/01/44	3,442,269	0.9%
	$60,662,586	16.9%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Asset Quality (shown as a percentage of investments)
(Unaudited)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Advantus Bond Fund,
Bloomberg Barclay's U.S. Aggregate Bond Index, and Consumer Price Index

On the chart above you can see how the SFT Advantus Bond Fund's Class 2 shares total return compared to the Bloomberg Barclays U.S. Aggregate Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2006 through December 31, 2016, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged benchmark composite representing average market-weighted performance of U.S. Treasury and agency securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year.

Performance Update

David M. Kuplic, CFA and Craig M. Stapleton, CFA, FRM Portfolio Managers

The SFT Advantus Dynamic Managed Volatility Fund seeks to maximize risk-adjusted total return relative to its blended benchmark index comprised of 60 percent S&P 500 Index and 40 percent Bloomberg Barclays U.S. Aggregate Bond Index (collectively, the Blended Benchmark Index).

The SFT Advantus Dynamic Managed Volatility Fund invests primarily in Class 1 shares of SFT Advantus Index 500 Fund, an affiliated fund of the Securian Funds Trust, for equity exposure, in a basket of fixed income securities for fixed income exposure and certain derivative instruments. The Fund is subject to risks associated with such investments as described in detail in the prospectus. The net asset value of the Fund will fluctuate and is not guaranteed. It is possible to lose money by investing in the Fund. There is no assurance that efforts to manage Fund volatility will achieve the desired results.

SFT Advantus Dynamic Managed Volatility Fund
(formerly SFT Advantus Managed Volatility Fund)

How did the Fund perform during the period?

The Fund's Class 2 shares generated a total net return of 8.77 percent over the 12 months ending December 31, 2016. The blended benchmark index, which is comprised of the S&P 500® Index, weighted 60 percent, and the Bloomberg Barclays U.S. Aggregate Index, weighted 40 percent, returned 8.31 percent with a volatility of 7.53 percent over the same period.

What influenced the Fund's return during the past 12 months?

The S&P 500® started the year with above average volatility but remained relatively calm during the rest of the year. The S&P 500® closed down nearly 11 percent on February 11th, but the Fund had reduced its equity weight to 35 percent and mitigated its loss to less than 4 percent. We believe that the reduction of the equity allocation would have provided considerable protection had the market entered a bear correction.

Despite the risk reduction during the first quarter, the Fund averaged an equity allocation of over 65 percent. The higher equity allocation allowed the Fund to capture the strong returns that followed the first quarter decline. The strong returns were accompanied by lower volatility than the benchmark due to the dynamic risk management strategy.

What other market conditions or events influenced the Fund's return during the past 12 months?

On June 23rd the citizens of the United Kingdom voted to withdraw from the European Union in what is widely known as "Brexit". On the following day the S&P 500 quickly sold off by 3.59 percent as investors digested the repercussions of the Brexit outcome on the global economy. The market continued its slide on the following Monday, but quickly bounced back and was nearly unchanged within a week of trading. The large increase in market volatility caused the Fund to reduce its equity allocation which had a negative impact on the Fund's performance because of the quick reversal in the S&P 500.

What strategies and techniques did you employ that specifically affected Fund performance?

The Fund purchased long positions in call options on the Chicago Board Options Exchange (CBOE) Volatility Index (VIX) futures as an additional hedge for managing the risk of the Fund. We believe that options on VIX futures provide a great tool for managing risk when priced attractively versus historical VIX valuations. This method reduced volatility of the Fund's returns while helping to protect the Fund against quick market sell-offs.

The Fund also held an underweight to fixed income investments during the 3rd and 4th quarter because yields were unattractively low during that period. Following Trump's election and the dramatic increase in interest rates, the Fund started to increase its fixed income allocation.

What industries or sectors did you emphasize during the past 12 months, and what is your outlook going forward?

The election of Donald Trump as U.S. president, combined with Republicans winning both houses of Congress, opens the door to a sea change in policy that is expected to shift the investment landscape. Trump's focus on deregulation is expected to significantly benefit financial, energy, and industrial companies. Protectionist policy is expected to boost domestic small cap companies. Tax reform should benefit corporate earnings across the board. Infrastructure spending should improve unemployment, labor force participation, have knock-on effects across the economy and possibly increase inflationary pressures.

In the short term, we expect modest gains in domestic equity spurred both by investor complacency and by continued suggestions of economic improvement—reasonable inflation, GDP growth, and corporate earnings gains. In the longer term, we are cautious. Given the already massive Federal debt overhang, it is difficult to see how long one can execute policies of decreasing taxes while simultaneously increasing infrastructure spending. Corporate America is saddled with a similar debt burden after years of issuance to take advantage of artificially low interest rates, and it is unclear whether there will be enough earnings growth and inflation to make this debt load manageable as interest rates rise.

We anticipate equity volatility to increase in 2017. First, the expected economic benefits of Trump's proposed policies are just that: expected. We do not know how well the White House will collaborate with Congress. Second, fundamental equity valuations were already elevated going into the election. The 5 percent Trump rally from election day to year-end seems to have largely priced in these expected policy benefits, and we anticipate any changes in policy direction, or outright implementation failures, to be accompanied by rapid equity price adjustments.

In a tactical sense, we will continue to use our volatility metrics to inform the equity allocations of the Funds. We will aim to de-risk when volatility is escalating, and aim to re-risk when volatility is relaxing.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Advantus Capital Management Inc. (Advantus Capital) and the Securian Funds Trust, on behalf of the SFT Advantus Dynamic Managed Volatility Fund (the "Fund"), have entered into an Expense Limitation Agreement, dated May 1, 2013, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with the generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), to 0.80% of the Fund's average daily net assets through April 30, 2018. The Agreement renews annually for a full year each year thereafter unless terminated by Advantus Capital upon at least 30 days' notice prior to the end of a

Ten Largest Holdings^

Security description	Market value	% of long-term investments
SPDR S&P 500 ETF Trust	$8,085,080	3.4%
iShares iBoxx $ Investment Grade Corporate Bond ETF	5,214,510	2.2%
Vanguard S&P 500 ETF	4,142,129	1.7%
Ford Motor Co. 5.291%, 12/08/46	1,519,485	0.7%
Avnet, Inc. 3.750%, 12/01/21	1,509,269	0.6%
Comcast Corp. 6.400%, 05/15/38	1,280,500	0.5%
Mead Johnson Nutrition Co. 5.900%, 11/01/39	1,130,097	0.5%
Flex. Ltd. 4.750%, 06/15/25	1,058,021	0.4%
QUALCOMM, Inc. 4.650%, 05/20/35	1,057,121	0.4%
Columbia Pipeline Group, Inc. 4.500%, 06/01/25	1,050,570	0.4%
	$26,046,782	10.8%

^Does not include short-term investments or investments in Class 1 shares of the SFT Advantus Index 500 Fund, an affiliated Fund in the Securian Funds Trust, which provides the SFT Advantus Dynamic Managed Volatility Fund with its primary equity exposure.

Sector Diversification (shown as a percentage of net assets)

Asset Quality (shown as a percentage of investments)
(Unaudited)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Advantus Dynamic Managed Volatility Fund,
the Blended S&P 500® Index and Bloomberg Barclays U.S. Aggregate Bond Index
Benchmarks, and Consumer Price Index

On the chart above you can see how the SFT Advantus Dynamic Managed Volatility Fund's shares total return compared to its Blended Benchmark, comprised of 60 percent of the S&P 500 Index and 40 percent of the Bloomberg Barclays U.S. Aggregate Bond Index, and the Consumer Price Index. The five lines represent the total return of a hypothetical $10,000 investment made on May 1, 2013 through December 31, 2016, assuming reinvestment of distributions, if any.

contract term. The Fund is authorized to reimburse Advantus Capital for management fees previously waived and/or for the cost of expenses previously paid by Advantus Capital pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse Advantus Capital in this manner only applies to fees waived or reimbursements made by Advantus Capital within the three fiscal years prior to the date of such reimbursement. As of December 31, 2016, Advantus Capital has waived $1,304,242 pursuant to the agreement. To the extent that the Fund makes such reimbursements to Advantus Capital, the amount of the reimbursements will be reflected in the financial statements in the Fund's shareholder reports and in Other Expenses under Fees and Expenses of the Fund.

The Blended Benchmark Index is comprised of 60 percent of the S&P 500 Index and 40 percent of the Bloomberg Barclays U.S. Aggregate Bond Index.

The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged benchmark composite representing the average market-weighted performance of U.S. Treasury and agency securities, investment grade corporate bonds and mortgage-backed securities with maturities greater than one year.

Performance Update

Thomas Houghton, CFA and Lena Harhaj, CFA Portfolio Managers

The SFT Advantus Government Money Market Fund seeks maximum current income to the extent consistent with liquidity and the preservation of capital.

It invests at least 99.5 percent of its total assets in cash, government securities, and /or repurchase agreements that are collateralized fully.

Investment in the SFT Advantus Government Money Market Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in the Fund.

SFT Advantus Government Money Market Fund
(formerly SFT Advantus Money Market Fund)

How did the Fund perform during the period?

The Fund returned 0.00 percent over the twelve months ending December 31, 2016, while the three-month U.S. Treasury bill returned 0.35 percent for the same period.

What influenced the Fund's return during the past 12 months?

The return on the Fund for the year was 0.37 percent before expenses, higher than the return of the three-month U.S. Treasury bill, but not enough to compensate for the fund management expenses.

What other market conditions or events influenced the Fund's performance during the past 12 months?

After the December 2015 rate hike, the Federal Reserve (Fed) signaled that four hikes were on the horizon for 2016. However, with stocks falling early in the year amid signs that global and financial conditions were posing risk to economic growth, expectations quickly dropped from four to only two hikes for the year. In June, the United Kingdom made the decision to leave the European Union and the expectation of any rate hike during 2016 dropped to near zero. By fall, despite a more promising economic outlook, it became apparent that no rate hikes would occur until after the next U.S. President was elected in November.

The rate hike in December came as no surprise and was already priced in by the market. LIBOR rates had been climbing since June and were well ahead of the December rate hike. The 3-month London Interbank Offered Rate (LIBOR) rate at the end of June was at 0.654 percent, only 4 basis points from where it started the year. By the end of October, 3-month LIBOR stood at 0.884 percent. In comparison, yields on 90-day U.S. Treasury bills were fairly range bound for the majority of the year and stood at 0.299 percent at the end of October. Only seven days later, the day after the presidential election, yields on the 90-day U.S. Treasuries had already climbed to 0.426 percent and ended the year at 0.497 percent. Meanwhile, LIBOR rates continued the climb and the 3-month rate ended the year at 0.998 percent. The increase in LIBOR rates was driven not only by rate hike expectations, but also by the money market reform rules that went into effect October 14, 2016; these rules had the effect of decreased demand for commercial paper.

What strategies and techniques did you employ that affected Fund performance?

The portfolio's performance this year was driven by the declining excess spread of Agency discount notes over Treasury Bills and by the portfolio's use of Treasury floating rate notes, whose yields rose along with LIBOR.

What industries or sectors did you emphasize during the past 12 months, and what is your outlook going forward?

The portfolio's transition to a U.S. Government Only Fund was completed on April 30, 2016. Investments primarily consist of short-term discount notes issued by Federal Home Loan Bank, Fannie Mae and Freddie Mac as well as Treasury bills and Treasury floating rate notes.

Growth prospects look more favorable in 2017 with GDP growth projections over 2 percent. Corporate America is optimistic for regulatory reforms and tax cuts, giving corporate investors incentive to invest in their businesses. The outlook fuels a positive cycle where corporate optimism leads to business investment, increased employment, a stronger consumer and rising markets.

Trump has said little about home building, however the U.S. has been underinvesting in single-family housing in the post crisis era. In the event a Trump Administration does promote housing, it could lead to even higher GDP growth, near 3 percent, as the housing multiplier effects are widespread.

Signs of inflation, although still weak by historical standards, are building and could reach the Fed's target of 2 percent in 2017. With unemployment already below 5 percent and likely headed lower on stronger growth expectations, wage pressures should build. The protectionist rhetoric of the President could influence import costs through tariffs, domestic industry protections and the immigrant labor supply—all leading to positive pressure on inflation.

The Fed is now projecting three rate increases in 2017, while the market is currently pricing in only two rate hikes for the year. With more favorable growth prospects and with wage and other inflationary pressures continuing to build, we feel the Fed will once again surprise the market, but this time raising rates more than expected. This will be a further positive development for money market rates.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Investment in the SFT Advantus Government Money Market Fund is neither insured nor guaranteed by the U.S. Government or any other agency, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Shares upon redemption may be worth more or less than their original cost.

Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower. Effective May 1, 2012, the Board of Trustees of Securian Funds Trust approved a Restated Net Investment Income Maintenance Agreement among Securian Funds Trust (on behalf of SFT Advantus Government Money Market Fund), Advantus Capital and Securian Financial Services, Inc. (Securian Financial). A similar agreement was previously approved by the Board of Directors of Advantus Series Fund, Inc., the Trust's predecessor, effective October 29, 2009. Under such Agreement, Advantus Capital agrees to waive, reimburse or pay Money Market Fund expenses so that the Fund's daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Advantus Capital and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed or paid (the "Expense Waiver") on any day on which the Fund's net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Fund unless Advantus Capital or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Fund. In addition, the right of Advantus Capital and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Fund would cause the Fund's net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Fund's net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Fund cannot cause the Fund's expense ratio to exceed 1.25%. As of December 31, 2016, Advantus Capital and Securian Financial have collectively waived $4,554,722 pursuant to the Agreement, including expenses waived under the prior agreement with Advantus Series Fund, Inc., of which $1,739,443 was eligible for recovery as of such date. If Advantus Capital and Securian Financial exercise their rights to be paid such waived amounts, the Fund's future yield will be negatively affected for an indefinite period. The Agreement is effective through April 30, 2018, and shall continue in effect thereafter, provided such continuance is specifically approved by Advantus Capital, Securian Financial, and a majority of the Trust's independent Trustees.

Performance Update

James Seifert Portfolio Manager

The SFT Advantus Index 400 Mid-Cap Fund seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's MidCap 400 Index (S&P 400). It is designed to provide an economical and convenient means of maintaining a diversified portfolio in this equity security area as part of an overall investment strategy. The risks incurred by investing in the SFT Advantus Index 400 Mid-Cap Fund include, but are not limited to, the risk that the Fund may not be able to replicate the performance of the S&P 400, and the risk of declines in the market for mid-cap stocks or in the equity markets generally.

SFT Advantus Index 400 Mid-Cap Fund

How did the Fund perform during the period?

The Fund's Class 2 shares generated a total net return of 20.04 percent over the 12 months ending December 31, 2016, while the S&P MidCap 400® Index returned 20.74 percent over the same period.

What influenced the Fund's return during the past 12 months?

The Securian Funds Trust Advantus Index 400 Mid-Cap Fund is passively managed. The Fund is fully invested and holds all names at published free float adjusted index weights. The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400® Index.

All sectors posted positive annual returns. The energy sector led all sectors with a 12-month return of 28.54 percent. Utility names followed close behind with an annual return of 27.8 percent. In terms of size, decile 1, (decile segments consist of 40 names) representing 21.75 percent of the weight in the index, ended the period with a return of 14.35 percent. Decile ten, representing the 40 smallest market cap names in the index with a 3.5 percent weight, ended the year with the top annual decile return of 57.82 percent.

What other market conditions or events influenced the Fund's performance during the past 12 months?

Most major U.S. stock indexes, including the S&P 400® Index, reached all-time highs in 2016. Earnings multiples expanded the fourth quarter and price/earnings ratios exceed historical averages.

Cyclical, financial and energy names ended the year very strong. The out of favor sectors in 2015 and early 2016 turned into favored sectors, led by expectations for an improving economy and rising oil prices.

What will affect the Fund going forward?

Growth prospects look favorable in 2017 with GDP growth projections over 2 percent. Corporate America is optimistic for regulatory reforms and tax cuts, giving corporate investors incentive to invest in their business. The outlook fuels a positive cycle where corporate optimism leads to business investment, increased employment and stronger consumer and, ultimately, rising markets.

Ten Largest Holdings^

Security description	Shares	Market value	% of stock portfolio
IDEXX Laboratories, Inc.	11,143	$1,306,740	0.6%
WhiteWave Foods Co.—Class A	22,026	1,224,646	0.6%
Alleghany Corp.	1,969	1,197,388	0.6%
Duke Realty Corp.	44,083	1,170,844	0.6%
Ingredion, Inc.	8,998	1,124,390	0.6%
SVB Financial Group	6,474	1,111,327	0.6%
Everest Re Group, Ltd.	5,127	1,109,483	0.6%
CDK Global, Inc.	18,580	1,109,040	0.5%
Synopsys, Inc.	18,809	1,107,098	0.5%
Alexandria Real Estate Equities, Inc.	9,870	1,096,853	0.5%
		$11,557,809	5.7%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Advantus Index 400 Mid-Cap Fund,
S&P MidCap 400® Index, and Consumer Price Index

On the chart above you can see how the SFT Advantus Index 400 Mid-Cap Fund's Class 2 shares total return compared to the S&P MidCap 400 Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2006 through December 31, 2016, assuming reinvestment of distributions, if any.

"Standard & Poor's®", "S&P®", "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of the S&P Global, Inc. and have been licensed for use by the Securian Funds Trust—SFT Advantus Index 400 Mid-Cap Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size (median market capitalization of about $3.8 billion), liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value.

Performance Update

James Seifert Portfolio Manager

The SFT Advantus Index 500 Fund seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard and Poor's Corporation 500 Composite Stock Index (S&P 500). It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy. The risks incurred by investing in the SFT Advantus Index 500 Fund include, but are not limited to, the risk that the Fund may not be able to replicate the performance of the S&P 500, and the risk of declines in the equity markets generally.

SFT Advantus Index 500 Fund

How did the Fund perform during the period?

The Fund's Class 2 shares generated a total net return of 11.44 percent over the 12 months ending December 31, 2016, while the S&P 500® Index returned 11.96 percent over the same period.

What influenced the Fund's return during the past 12 months?

The Securian Funds Trust Advantus Index 500 Fund is passively managed. The Fund is fully invested and holds all names at published float adjusted index weights. The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500® Index.

All sectors posted positive annual returns. The energy sector led all sectors with a 12-month return of 26.84 percent. Transportation names followed with an annual return of 24.11 percent. In terms of size, decile 1, (decile segments consist of 50 names) consisting of the mega-cap names and representing 48.5 percent of the weight in the index, ended the period with a return of 10.1 percent. Decile ten, representing the 50 smallest market cap names in the index with a 1.24 percent weight, ended the year with the top annual decile return of 25.75 percent gain.

What other market conditions or events influenced the Fund's performance during the past 12 months?

Most major U.S. stock indexes, including the S&P 500® Index, reached all-time highs in 2016. Earnings multiples expanded the fourth quarter and price/earnings ratios exceed historical averages.

Cyclical, financial and energy names ended the year very strong. The out of favor sectors in 2015 and early 2016 turned into favored sectors, led by expectations for an improving economy and rising oil prices.

What will affect the Fund going forward?

Growth prospects look favorable in 2017 with GDP growth projections over 2 percent. Corporate America is optimistic for regulatory reforms and tax cuts, giving corporate investors incentive to invest in their business. The outlook fuels a positive cycle where corporate optimism leads to business investment, increased employment and stronger consumer and, ultimately, rising markets.

Ten Largest Holdings^

Security description	Shares	Market value	% of stock portfolio
Apple, Inc.	201,805	$23,373,055	3.2%
Microsoft Corp.	294,263	18,285,503	2.5%
Exxon Mobil Corp.	156,935	14,164,953	1.9%
Johnson & Johnson	102,961	11,862,137	1.6%
Berkshire Hathaway, Inc.—Class B	71,909	11,719,729	1.6%
JPMorgan Chase & Co.	135,422	11,685,564	1.6%
Amazon.com, Inc.	14,982	11,234,552	1.5%
General Electric Co.	334,797	10,579,585	1.5%
Facebook, Inc.—Class A	88,590	10,192,280	1.4%
AT&T, Inc.	232,410	9,884,397	1.4%
		$132,981,755	18.2%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Advantus Index 500 Fund,
S&P 500® Index, and Consumer Price Index

On the chart above you can see how the SFT Advantus Index 500 Fund's Class 2 shares total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2006 through December 31, 2016, assuming reinvestment of distributions, if any.

"Standard & Poor's®", "S&P®", "Standard & Poor's 500" and "S&P 500" are trademarks of the S&P Global, Inc. and have been licensed for use by Securian Funds Trust—SFT Advantus Index 500 Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

Performance Update

Michael Hasenstab, Ph.D. and Christine Zhu Portfolio Managers Franklin Advisers, Inc.

The SFT Advantus International Bond Fund seeks to maximize current income consistent with protection of principal. The Fund pursues its objective by investing primarily in debt securities issued by issuers located anywhere in the world. While Advantus Capital Management, Inc. acts as the investment adviser for the Fund, Franklin Advisers, Inc. provides investment advice to the SFT Advantus International Bond Fund under a sub-advisory agreement. Investment risks associated with international investing in addition to other risks include currency fluctuations, political and economic instability, and differences in accounting standards when investing in foreign markets.

SFT Advantus International Bond Fund

How did the Fund perform during the last 12 months?

The Fund's Class 2 shares generated a total net return of 3.09 percent for the 12 months ending December 31, 2016, while the Citigroup World Government Bond Index returned 1.60 percent over the same period.

Why did the Fund outperform/underperform? What helped the Fund outperform its benchmark index?

The Fund outperformed its benchmark index in 2016 primarily due to currency positions. Interest-rate strategies detracted from relative results, while sovereign credit exposures had a largely neutral effect. Among currencies, the Fund's underweighted position in the euro contributed to relative performance, as did its lack of exposure to the British pound. Overweighted currency positions in Latin America also contributed to relative return (the Brazilian real contributed, while the Mexican peso detracted). However, the Fund's underweighted position in the Japanese yen detracted, and overweighted currency positions in Asia ex Japan had a largely neutral effect (the South Korean won detracted, while the Indonesian rupiah contributed). The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Select underweighted duration exposures in Europe detracted from relative return, as did underweighted duration exposure in Japan. However, select overweighted duration exposures in Latin America (Brazil) contributed to relative performance.

What other market conditions or events influenced the Fund's return during the last 12 months?

The calendar year of 2016 started off with a sharp escalation in global risk aversion as oil prices dropped below $30 per barrel, and markets appeared to price in worst case scenarios on fears of a collapse of growth in China and a global recession. However, we believed that the fears were unwarranted; markets appeared to overestimate the extent to which lower headline inflation reflected structurally weaker global demand, in our opinion, when supply factors were the main driver behind falling energy and commodity prices, not a collapse in demand. We expected the effects to be short term and the disinflationary impact to wane as commodity prices stabilized. However, the belief that inflation had become structurally lower appeared to lead some investors to take a complacent view on interest rates, despite the vulnerable phase of the yield cycle. Underlying inflation in the U.S. was not adequately priced into bond yields during the period, in our view, and we were wary of the lack of inflation being priced into bond yields across the globe. We believed there were more risks of inflation moving up than down, yet markets appeared to price in deflation and downside risks.

Additionally, markets appeared to regard emerging economies as being in near-crisis condition, reacting as if conditions were worse than the 2008 global financial crisis or the Asian financial crisis of 1997 and 1998. However, several emerging-market economies were in far better shape, by our assessment, with larger foreign reserves and more diversified, growing economies. We were focused on a number of opportunities in emerging-market currencies based on our conviction that the broad fears of a systemic crisis across the asset class were exaggerated. Over the final weeks of February, risk appetites returned and several local-currency markets rallied, creating a positive trend for global markets that largely carried into March and April.

In March, the U.S. Federal Reserve (Fed) passed on raising the federal funds target rate and indicated that rate hikes would likely be more gradual than previously envisioned at the end of 2015, reducing the number of projected rate hikes for 2016 from four to two. The effect was an implicit easing of policy as yield expectations had already been priced in by the market, resulting in a subsequent decline in U.S. Treasury yields and weakening of the U.S. dollar. The adjustment in forward guidance was followed during the period by unchanged rates at each of the Fed's meetings in April, June, July, September and November.

On June 23, the UK electorate voted to leave the European Union in the Brexit referendum, leading to a sharp escalation in risk aversion across global bond markets. Consequently, U.S. Treasury yields declined further, with the yield on the 10-year U.S. Treasury note reaching a low of 1.37 percent in early July on a global flight to perceived quality. However, markets subsequently recovered in mid-July, with notable rallies in a number of emerging-market currencies and local-currency bonds. The yield on the 10-year U.S. Treasury bond returned to a range around 1.55 percent in the second half of July. In the summer months of July and August, a number of emerging-market currencies resumed rallies that had begun in the spring months but were temporarily sidetracked by market volatility after the Brexit referendum result. By October, U.S. dollar strength returned as U.S. Treasury yields rose sharply due to growing expectations for a December rate hike. By November, a sharp correction in U.S. Treasury valuations was fully underway, manifesting very quickly after the results of the U.S. election as markets appeared to rapidly move toward our long-held view that inflation pressures were rising. Once those corrections to yields began, they were quite severe in a very short period of time, demonstrating just how extreme those valuations had become. Growing rate differentials between the rising yields in the U.S. and the low to negative yields in the eurozone and Japan drove significant depreciations of the euro and yen against the U.S. dollar. Overall, for the full year, a number of emerging-market currencies appreciated against the U.S. dollar, notably the Brazilian real, Colombian peso and Indonesian rupiah, while others depreciated against the U.S. dollar, such as the Mexican peso, Malaysian ringgit and South Korean won. The Fed raised rates 25 basis points at its December meeting and indicated that it expected three rate hikes in 2017.

What strategies and techniques did you employ that affected the Fund's performance?

The core of our strategy remained positioning ourselves to navigate a rising-rate environment. Thus we continued to maintain low portfolio duration while aiming at a negative correlation with U.S. Treasury rates. We were positioned with negative duration exposure to U.S. Treasuries, and we held select local currencies and local-bond positions in specific emerging markets. We actively sought opportunities that could potentially offer positive real yields without taking undue interest-rate risk. We favored countries that we believe have solid underlying fundamentals and policymakers who have stayed ahead of the curve regarding fiscal, monetary and financial policy. Additionally, we continued to selectively invest in credit opportunities, with a particular focus on credit exposures in economies with strong growth indicators. During the period, we used currency forward contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

What sectors did you emphasize during the fiscal year, and what is your outlook for the next 12 months?

We expect inflation to continue to rise in 2017 as the base effects from the previous year's decline in oil prices fall out of the headline figure, and exceptional strength in the U.S. labor market and resilient economic growth continue over a backdrop of loose monetary policy and expanded fiscal spending. We expect Treasury yields to continue to rise with increasing wage pressures. The Fed needs to continue to raise rates, in our opinion, but markets could continue to drive yields higher regardless of the Fed's timeline.

Widening rate differentials between U.S. Treasury yields and the low to negative yields in the eurozone and Japan have driven depreciations of the euro and yen against the dollar in recent months. We expect continued euro and yen depreciation as U.S. rates increasingly diverge from the low rates in the eurozone and Japan. We continue to expect the European Central Bank and Bank of Japan to pursue accommodative policies through much of 2017 to boost growth and drive inflation.

A number of specific emerging markets in Asia and Latin America have seen excessive devaluations from trade-impact fears after the U.S. election, but the pricing does not accurately reflect the actual implications for their underlying economies, in our opinion. Several emerging markets have already weathered severe shocks over the last year and are far more resilient to potential increases in trade costs at the margin than markets have been indicating, in our assessment. We expect a strengthening U.S. economy along with rising U.S. Treasury yields to increasingly magnify the fundamental differences between healthy and vulnerable economies, leading to respective appreciations and depreciations against the U.S. dollar. Countries that are economically expanding and that have healthier balances should be in a stronger position to maintain rates in conjunction with increasing yields in the U.S.

The recent rise of populism in Europe and the U.S. has the potential to impact global trade and global growth while increasing the political risks to the European Union and the eurozone project. However, there are several scenarios in which the actual impacts to specific emerging-market economies from trade policy adjustments could be minimal to negligible, in our assessment. During periods of short-term uncertainty, markets tend to overplay the potential U.S. policy factors and under-recognize the more important domestic factors within the countries. We continue to see strong growth indicators in the U.S. and across a number of specific emerging markets. Looking ahead, we continue to expect depreciation of the euro and yen, rising U.S. Treasury yields, and currency appreciation in select emerging markets.

Ten Largest Holdings^

Security description	Market value	% of bond portfolio
Mexican Bonos 5.000%, 12/11/19	$4,420,475	4.2%
Korea Treasury Bond 1.500%, 06/10/19	4,282,855	4.1%
Mexican Bonos 5.000%, 06/15/17	3,385,290	3.2%
Brazil Letras do Tesouro Nacional 19.097%, 07/01/19	2,978,233	2.8%
Mexican Bonos 4.750%, 06/14/18	2,145,104	2.1%
Argentine Bonos del Tesoro 15.500%, 10/17/26	2,077,381	2.0%
Brazil Letras do Tesouro Nacional 18.576%, 01/01/19	2,040,622	2.0%
Indonesia Treasury Bond 8.375%, 09/15/26	1,950,709	1.9%
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/25	1,919,205	1.8%
Brazil Notas do Tesouro Nacional Serie B 6.000%, 05/15/45	1,875,710	1.8%
	$27,075,584	25.9%

^Excludes short-term investments.

Country Diversification (shown as a percentage of net assets)

Currency Diversification (shown as a percentage of net assets)

African	0.43%
South African Rand (ZAR)	0.43%
Americas	140.84%
United States Dollar (USD)	98.71%
Mexican Peso (MXN)	20.70%
Brazilian Real (BRL)	12.71%
Chilean Peso (CLP)	4.70%
Argentina Peso (ARS)	4.02%
Asia Pacific*	-5.60%
Malaysian Ringgit (MYR)	11.26%
Indonesian Rupiah (IDR)	10.31%
Indian Rupee (INR)	5.37%
Philippine Peso (PHP)	3.53%
Sri Lankan Rupee (LKR)	0.40%
Republic of Korea Won (KRW)*	-0.16%
Australian Dollar (AUD)*	-8.50%
Japanese Yen (JPY)*	-27.81%
Europe*	-35.67%
Polish Zloty (PLN)	0.04%
Euro (EUR)*	-35.71%

*A negative figure reflects net "short" exposure, designed to benefit if the value of the associated currency decreases. Conversely, the Fund's value would potentially decline if the value of the associated currency increases.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Citigroup World Government Bond Index is a market capitalization weighted index consisting of the government bond markets from over twenty countries. Country eligibility is determined based upon market capitalization and investability criteria. The index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million. Government securities typically exclude floating or variable rate bonds, U.S./Canadian savings bonds and private placements. Each bond must have a minimum rating of BBB-/Baa3 by S&P or Moody's.

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Advantus International Bond Fund,
Citigroup World Government Bond Index, and Consumer Price Index

On the chart above you can see how the SFT Advantus International Bond Fund's Class 2 shares total return compared to the Citigroup World Government Bond Index, and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2006 through December 31, 2016, assuming reinvestment of distributions, if any.

Performance Update

David M. Kuplic, CFA and Craig M. Stapleton, CFA, FRM Portfolio Managers

The SFT Advantus Managed Volatility Equity Fund seeks to maximize risk-adjusted total return relative to its blended benchmark index comprised of 60 percent S&P 500 Low Volatility Index, 20% S&P BMI International Developed Low Volatility Index and 20% Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index (collectively, the Blended Benchmark Index).

The SFT Advantus Managed Volatility Equity Fund invests at least 80% of its assets in equity securities. Equity securities include those that are equity-based, such as ETFs that invest primarily in U.S. and foreign equity securities. The Fund is subject to risks associated with such investments as described in detail in the prospectus. The net asset value of the Fund will fluctuate and is not guaranteed. It is possible to lose money by investing in the Fund. There is no assurance that efforts to manage Fund volatility will achieve the desired results.

SFT Advantus Managed Volatility Equity Fund

How did the Fund perform during the period?

The Fund generated a total net return of 4.16 percent, with a volatility of 8.17 percent, for the year ending December 31, 2016. The blended benchmark index, which is comprised of the S&P 500® Low Volatility Index, weighted 60 percent, the S&P 500 BMI International Developed Low Volatility Index, weighted 20 percent, and the Bloomberg Barclays U.S. 3-Month Treasury Bellwether Index, weighted 20 percent, returned 7.15 percent, with a volatility of 8.21 percent, over the same period.

What influenced the Fund's return during the past 12 months?

The Fund's performance relative to the benchmark during the year was driven by its international exposure, as well as its volatility management overlay. Through 2016, the benchmark's international component returned 4.0 percent; the Fund's international components underperformed this by 0.70 percent; iShares Edge MSCI Min Vol Emerging Markets ETF, 5.99 percent; iShares Edge MSCI Min Vol EAFE ETF, and 0.41 percent; iShares MSCI Germany ETF. The volatility management overlay, which performed very well in the equity selloff during early 2016, did not fully participate in the ensuing rebound after February 11th. A similar story played out after BREXIT in late June. Through the year, the overlay returned approximately -1.00 percent.

What other market conditions or events influenced the Fund's performance during the past 12 months?

The S&P 500® outperformed low volatility equities in 2016. For example, the full S&P 500® returned 11.96 percent over the year; its low-volatility sub-index, which is a component of the Fund's benchmark, returned 10.37 percent during the same time-period.

Relative to its benchmark, the Fund provides more diversified domestic equity sector exposure, which is dictated by the security selection of the minimum volatility ETFs the Fund employs as its core holdings. For example, the S&P 500® Low Volatility Index has approximately 22 percent in Utilities, while the Fund has approximately 7 percent. The S&P 500 Utilities Index returned 16.29 percent for the year, making the Fund's Utilities underweight a performance drag. An offsetting sector exposure was IT: the S&P 500® Low Volatility Index has approximately 4 percent in this sector, while the Fund has approximately 15 percent. The S&P 500 IT Index returned 13.85 percent for 2016. All told, the Fund's diverse sector exposure was a small performance drag in 2016.

What strategies and techniques did you employ that affected Fund performance?

The Fund's investments in minimum volatility ETFs, its international exposure and the volatility management overlay each affected the Fund's performance.

What industries or sectors did you emphasize during the past 12 months, and what is your outlook going forward?

The election of Donald Trump as US president, combined with Republicans winning both houses of Congress, opens the door to a sea change in policy that is expected to shift the investment landscape. The effects of Trump's proposed policies have already been discussed extensively elsewhere. To summarize, deregulation is expected to significantly benefit financial, energy, and industrial companies. Protectionist policy is expected to boost domestic small cap companies. Tax reform should benefit corporate earnings across the board. Infrastructure spending should improve unemployment, labor force participation, and have knock-on effects across the economy.

In the short term, we expect modest gains in domestic equity spurred both by investor complacency and by continued suggestions of economic improvement—reasonable inflation, GDP growth, and corporate earnings gains. In the longer term, we are cautious. Given the already massive Federal debt overhang, it is difficult to see how long one can execute policies of decreasing taxes while simultaneously increasing infrastructure spending. Corporate America is saddled with a similar debt burden after years of issuance to take advantage of artificially low interest rates, and it is unclear whether there will be enough earnings growth and inflation to make this debt load manageable as interest rates rise.

We anticipate equity volatility to increase in 2017. First, the expected economic benefits of Trump's proposed policies are just that: expected. We do not know how well the White House will collaborate with Congress. Second, fundamental equity valuations were already elevated going into the election. The 5 percent Trump rally from election-day to year-end seems to have largely priced in these expected policy benefits, and we anticipate any changes in policy direction, or outright implementation failures, to be accompanied by rapid equity price adjustments.

In a tactical sense, we will continue to use our volatility metrics to inform the equity allocations of the Funds. We will aim to de-risk when volatility is escalating, and aim to re-risk when volatility is relaxing.

Ten Largest Holdings^

Security description	Shares	Market value	% of bond portfolio
iShares Core Edge MSCI Minimum Volatility ETF	1,410,522	$63,783,805	35.6%
iShares Core Edge MSCI Minimum Volatility ETF	821,138	50,270,068	28.1%
iShares Core High Dividend ETF	435,277	35,801,533	20.0%
iShares Core Edge MSCI Minimum Volatility Emerging Markets ETF	249,395	12,197,910	6.8%
iShares Short Maturity Bond ETF	178,135	8,938,814	5.0%
iShares MSCI Germany ETF	303,822	8,045,207	4.5%
		$179,037,337	100.0%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Advantus Capital Management, Inc. (Advantus Capital) and the Securian Funds Trust, on behalf of the SFT Advantus Managed Volatility Equity Fund (the "Fund"), have entered into an Expense Limitation Agreement, dated November 18, 2015, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with the generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), to 0.80% of the Fund's average daily net assets through April 30, 2018. The Agreement renews annually for a full year each year thereafter unless terminated by Advantus Capital upon at least 30 days' notice prior to the end of a contract term. The Fund is authorized to reimburse Advantus Capital for management fees previously waived and/or for the cost of expenses previously paid by Advantus Capital pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse Advantus Capital in this manner only applies to fees waived or reimbursements made by Advantus Capital within the three fiscal years prior to the date of such reimbursement. As of December 31, 2016, Advantus Capital has waived $361,307 pursuant to the agreement. To the extent that the Fund makes such reimbursements to Advantus Capital, the amount of the reimbursements will be reflected in the financial statements in the Fund's shareholder reports and in Other Expenses under Fees and Expenses of the Fund.

The Blended Benchmark Index is comprised of 60 percent of the S&P 500 Low Volatility Index, 20% S&P BMI International Developed Low Volatility Index and 20% Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index.

The S&P 500 Low Volatility Index measures performance of the 100 least volatile stocks in the S&P 500. The S&P BMI International Developed Low Volatility Index measures the performance of the 200 least volatile stocks in the S&P Developed Market large/midcap universe. Constituents are weighted relative to the inverse of their corresponding volatility, with the least volatile stocks receiving the highest weights. The Bloomberg Barclays U.S. 3 Month Treasury Bellwethers Index tracks the market for the on-the-run 3 month Treasury bill issued by the U.S. government.

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Advantus Managed Volatility Equity Fund,
the Blended, S&P 500® Low Volatility, S&P BMI International Developed Low Volatility Index Index and Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index
Benchmarks, and Consumer Price Index

On the chart above you can see how the SFT Advantus Managed Volatility Equity Fund's shares total return compared to its Blended Benchmark, comprised of 60 percent of the S&P 500 Low Volatility Index, 20% S&P BMI International Developed Low Volatility Index and 20% Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on November 18, 2015 through December 31, 2016, assuming reinvestment of distributions, if any.

Performance Update

Christopher Sebald, CFA and David Land, CFA Portfolio Managers

The SFT Advantus Mortgage Securities Fund seeks a high level of current income consistent with prudent investment risk. The SFT Advantus Mortgage Securities Fund will invest primarily in mortgage-related securities. The risks incurred by investing in mortgage-related securities include, but are not limited to, reinvestment of prepaid loans at low rates of return, and the inability to reinvest at higher interest rates when mortgages are prepaid more slowly than expected. In addition, the net asset value of the SFT Advantus Mortgage Securities Fund may fluctuate in response to changes in interest rates and is not guaranteed.

SFT Advantus Mortgage Securities Fund

How did the Fund perform during the period?

The Fund's Class 2 shares generated a net return of 1.32 percent over the 12 months ending December 31, 2016, underperforming the Bloomberg Barclays U.S. MBS Index, which returned 1.67 percent over the same period.

What influenced the Fund's return during the past 12 months?

The primary driver of performance was the rise in interest rates across the yield curve, with short-term rates rising the most. For some time, the Federal Reserve (Fed) has wanted to restore short-term rates to a more normal level. The Fed raised its rate once, by 25 basis points, in December. Economic growth in the first half of the year was anemic and it was not clear the economy could withstand a rate hike. Yet, the labor market remained tight and employment growth was steady, if unremarkable.

Events in the second half of the year gave the Fed cover to increase rates. First, the economy started to gain momentum and gross domestic product (GDP) growth accelerated after a disappointing start to the year. Second, Donald Trump was elected president on a pro-growth platform that promised lower taxes, tougher trade agreements, and infrastructure spending. The markets began to price in higher growth and inflation, anticipating tax reform and infrastructure spending.

What other market conditions or events influenced the Fund's return during the past 12 months?

Homeowners had less economic incentive to refinance, pay-off, or curtail their mortgages last year given the higher rate environment. This weighed on investors' appetite for agency mortgage-backed securities. Investors' concerns shifted from faster prepayments to slower prepayments and longer average maturities for mortgage bonds. Consequently, we found limited value in certain mortgage pools where the borrowers had less of an incentive to refinance.

Housing fundamentals were solid. Home prices continued to rise and new and existing home sales remained strong, and many first-time homebuyers found it difficult to locate an affordable home.

Commercial real estate appreciated over the year and the fundamentals appear sound. We observed better loan underwriting, versus previous years, in numerous commercial mortgage-backed securities (CMBS) transactions. A new regulation that requires the issuer to retain a stake in transactions they sponsor was likely the catalyst for the improved quality.

What strategies and techniques did you employ that specifically affected Fund performance?

The Fund invests the majority of its assets in agency mortgage-backed securities and to a lesser extent in CMBS, asset-backed securities (ABS), and corporate obligations. The CMBS, ABS, and corporate obligations provide the portfolio with cash flow stability that is difficult to replicate with agency mortgage-backed securities. During the year we increased our allocation to CMBS based on the improvements in underwriting quality and attractive yields they offered versus agency mortgages.

What industries or sectors did you emphasize during the past 12 months and what is your outlook going forward?

The portfolio gradually transitioned for a rising rate environment. This is a point of departure from previous years where we believed both economic growth and inflation were likely to be at or below expectations. We now believe economic growth and inflation may present upside surprises. Several steps were taken to prepare the portfolio for this new environment. We added several securities where the coupon resets with short-term interest rates and should benefit from a rise in rates. Finally, the portfolio duration was moved to be shorter than its benchmark. In previous years, the portfolio duration largely mirrored the benchmark duration.

Growth prospects appear more favorable in 2017 with GDP growth projections over 2 percent. Long- term interest rates and mortgage rates are likely to rise. The forecasted rise in rates will slow mortgage activity. However, home prices are still likely to move higher and a major pullback in housing activity is unlikely. Agency mortgages underperformed similar maturity Treasuries last year as investors prepared their portfolios for higher interest rates. The ability of agency mortgages to outperform Treasuries in 2017 largely depends on the magnitude of interest rate moves.

Fannie Mae and Freddie Mac have been in conservatorship since 2008 and there isn't a clear consensus on how to proceed. The new administration may address the issue; however, they are more likely to delay any action. The resolution of this issue is unlikely to directly impact the Fund, however it will likely impact the availability and cost of obtaining a mortgage.

We are constructive on the CMBS market. Better loan underwriting, limited issuance and investor demand should support the CMBS market.

Once the new administration takes office, change will need to be quick and substantive in order to not disappoint the markets. But risks remain. It unclear how far the traditional Republicans in congress will support Trump's spending plans. Furthermore, a tough stance against trading partners could upset long standing trading patterns but also exacerbate the U.S. dollar's rise and harm export firms. We would likely alter our portfolio positioning should such risk unfold.

Ten Largest Holdings^

Security description	Market value	% of bond portfolio
Federal National Mortgage Association 3.000%, 01/01/32	$3,386,367	3.8%
Federal National Mortgage Association 3.500%, 01/01/47	2,459,813	2.7%
Federal National Mortgage Association 3.500%, 01/01/42	2,034,433	2.3%
Federal National Mortgage Association 3.500%, 06/01/45	1,839,539	2.1%
Federal National Mortgage Association 4.000%, 10/01/43	1,557,099	1.7%
Federal Home Loan Mortgage Corporation 3.500%, 12/01/44	1,531,352	1.7%
Nissan Motor Acceptance Corp. 1.477%, 09/13/19	1,497,609	1.7%
Government National Mortgage Association 3.000%, 04/15/45	1,464,246	1.6%
Government National Mortgage Association 3.500%, 04/20/45	1,455,160	1.6%
Government National Mortgage Association 3.250%, 03/20/35	1,318,074	1.5%
	$18,543,692	20.7%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Bloomberg Barclays U.S. Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

Asset Quality (shown as a percentage of investments)
(Unaudited)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Advantus Mortgage Securities Fund,
Bloomberg Barclay's U.S. Mortgage-Backed Securities Index, and Consumer Price Index

On the chart above you can see how the SFT Advantus Mortgage Securities Fund's Class 2 shares total return compared to the Bloomberg Barclays U.S. Mortgage-Backed Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2006 through December 31, 2016, assuming reinvestment of distributions, if any.

Performance Update

Matthew Richmond and Lowell Bolken, CFA Portfolio Managers

The SFT Advantus Real Estate Securities Fund seeks above-average income and long-term growth of capital. The Fund intends to pursue its objective by investing primarily in equity securities of companies in the real estate industry. Investment risks associated with investing in the SFT Advantus Real Estate Securities Fund, in addition to other risks, include rental income fluctuations, depreciation, property tax value changes, and differences in real estate market value.

SFT Advantus Real Estate Securities Fund

How did the Fund perform during the period?

The Fund's Class 2 shares generated a total net return of 4.40 percent over the 12 months ending December 31, 2016, underperforming the Wilshire U.S. Real Estate Securities Index, which returned 7.62 percent over the same period. The Fund's Class 2 shares finished in the bottom quartile of peers.

What influenced the Fund's return during the past 12 months?

Real estate stocks delivered positive returns again in 2016, but the intra-year price action among the stocks was unusually volatile. Macro events like the surprise decision by voters in the U.K. to leave the European Union, "Brexit," the uncertainty of the U.S. presidential election, and severe swings in the 10-year U.S. Treasury yield drove stock prices more than did property fundamentals.

After an initial panic to start the year, real estate investment trusts (REITs) rallied throughout the summer months to new highs. However, a series of headwinds—ranging from political uncertainty to questions about U.S. Federal Reserve (Fed) policy to the impending election—led to a sharp pullback in stock prices during the balance of the year. While events across the economy and capital markets often were met with short-term, knee-jerk reactions by investors, the fundamentals of commercial real estate ultimately determined the long-term direction of share prices.

U.S. commercial real estate conditions continued to improve although the pace of improvement slowed. Most property types maintained pricing power with solid occupancy and rent increases. Occupancies across all major property types improved at least marginally, with both apartments and industrial REITs reaching all-time high occupancy levels. In the latter half of the year, we began to see weakening pricing power in some sectors—notably apartments, hotels and storage—with disruptive levels of new supply being delivered (or anticipated) in several major markets. In industrial properties, trends again improved, as they have for several years, on the back of an improving economy and the increased demand for e-commerce-related distribution space.

What other market conditions or events influenced the Fund's performance during the past 12 months?

The portfolio maintained its bias toward large-capitalization companies that focus on major urban, coastal and Sunbelt markets. This positioning was a significant detractor to performance as small- and mid-cap REITs widely outperformed large-caps, particularly in the second half of the year. Dividend yield was another hallmark of performance across the sector. Investors' thirst for yield-oriented investments benefitted the highest yielding REIT stocks, which generally feature lower growth prospects and below-average portfolio quality compared with investments in the portfolio.

What strategies and techniques did you employ that affected Fund performance?

A common theme among portfolio holdings was investment in companies we believe own well-located, high-quality properties, feature stable balance sheets, exhibit improving property fundamentals, and have above-average cash-flow growth prospects. Those characteristics, which often in the past have driven above-average stock price performance, were out of favor in 2016.

From a property-type perspective, the portfolio was overweight in owners of warehouses, urban-centric office buildings and datacenters, and avoided health care and lodging REITs.

What industries or sectors did you emphasize during the past 12 months, and what is your outlook going forward?

Significant contributors to performance included overweight positions relative to the benchmark within industrial, manufactured home and student housing REITs—each of which experienced strong demand and rental rate growth. Favorable stock selection in office REITs, particular central business district office owners, also contributed to performance. The decision to underweight shopping center stocks also contributed to performance but was offset by unfavorable stock selection within the sector. Meanwhile, an underweight position to hotel REITs was the largest detractor from relative performance versus the benchmark. Despite slowing fundamentals across the hotel sector, the group rallied strongly following the presidential election on investors' belief that the fiscal policies of U.S. President-elect Donald Trump's administration will support stronger economic growth.

The recent election results have injected a healthy degree of optimism into the capital markets and business community, though the potential for Trump's economic agenda is largely unknown at this time. We think 2017 is likely to be a pivotal year for this cycle as investors look for tangible evidence that policy changes can have a material impact on the trajectory of gross domestic product and employment growth. At a minimum, we think a more pro-business posture is likely to spur improved business confidence and thus maintain the prospect of continued favorable real estate demand.

We believe REIT fundamentals are likely to continue to benefit from an improving economy, although the pace of growth is being muted by new supply in certain sectors such as apartments, hotels, and self-storage. Despite signs of decelerating growth in cash flow, we think the landscape for commercial real estate and REITs remains constructive. Moving into the later stages of the recovery does not mean the sector's fundamentals will turn negative. Rather, we think it is moving from great to good. We are expecting cash flow growth for the sector to decelerate slightly to 5% in 2017, which we think also can lead to another year of solid dividend growth, although such growth cannot be guaranteed.

Capitalization rates for private market transactions continue to support REIT valuations, suggesting REITs currently trade at a discount to their net asset values, while REIT pricing compared to broader fixed income and equity markets also looks attractive to us compared to historic averages. That said, it is hard to argue that Fed monetary policy hasn't boosted financial asset valuations, including real estate. Although we see valuations today as justifiable, a sustained reversal in record-low interest rates (particularly in the long-end of the curve) would be likely to pressure REIT share prices. We saw evidence of this relationship in the second half of 2016 when the yield on 10-year U.S. Treasury securities rose sharply.

Ten Largest Holdings^

Security description	Shares	Market value	% of stock portfolio
Simon Property Group, Inc.	57,679	$10,247,828	7.2%
ProLogis, Inc.	133,281	7,035,904	4.9%
Public Storage	24,500	5,475,750	3.8%
Welltower, Inc.	76,300	5,106,759	3.6%
Equinix, Inc.	14,168	5,063,785	3.5%
Vornado Realty Trust	48,486	5,060,484	3.5%
AvalonBay Communities, Inc.	27,626	4,893,946	3.4%
Alexandria Real Estate Equities, Inc.	37,700	4,189,601	2.9%
Host Hotels & Resorts, Inc.	207,746	3,913,935	2.8%
General Growth Properties, Inc.	154,900	3,869,402	2.7%
		$54,857,394	38.3%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Advantus Real Estate Securities Fund,
Wilshire US Real Estate Securities Index, and Consumer Price Index

On the chart above you can see how the SFT Advantus Real Estate Securities Fund's Class 2 shares total return compared to the Wilshire US Real Estate Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2006 through December 31, 2016, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Wilshire US Real Estate Securities Index is a market capitalization-weighted index of equity securities whose primary business is equity ownership of commercial real estate (REITs).

Performance Update

Daniel P. Becker, CFA and Bradley M. Klapmeyer CFA Portfolio Managers Waddell & Reed Investment Management Company

The SFT IvySM Growth Fund seeks to provide growth of capital. The Fund pursues its objective by investing primarily in a diversified portfolio of common stocks issued by large capitalization companies. While Advantus Capital Management, Inc. acts as the investment adviser for the Fund, Waddell & Reed Investment Management Company (WRIMCO) provides investment advice to the Fund under a sub-advisory agreement. The risks incurred by investing in the Fund include, but are not limited to, the risk of declines in the market for large cap stocks or in the equity markets generally.

SFT IvySM Growth Fund

How did the Fund perform during the period?

The Fund returned 0.91 percent over the 12 months ending December 31, 2016, underperforming the Russell 1000® Growth Index which returned 7.07 percent over the same period.

What influenced the Fund's return during the past 12 months?

2016 will be remembered as another year in a recent string of volatile years within a generally strong market cycle, now in its 8th year since the start of the Great Recession. While most parts of the equity market produced generally strong results, several small periods of market volatility generated disruption in the growth stock areas of the equity market throughout the 12-month period.

What other market conditions or events influenced the Fund's return during the last 12 months?

Coming into early 2016, growth stocks were continuing to experience yet another year of strong performance. Interest rates were very low in the U.S. and global central banks were in the midst of aggressive monetary policy accommodation in an effort to stabilize economic growth in international economies and devalue specific currencies versus the U.S. dollar. Simultaneously, the Federal Reserve was indicating a desire to increase interest rates as it wrongly believed the U.S. economy was strengthening. The combination of these divergent monetary policies around the world produced a very strong response in the foreign exchange market causing the value of the U.S. dollar to soar. These macroeconomic events once again produced a very disruptive period for most stock markets around the world early in the year. Growth stocks experienced some of the greatest pain during the month of February as these stocks had been some of the best performers over the past several years.

Several months after such divergent monetary policies' negative impact on growth stocks in early 2016, the United Kingdom surprised global capital markets when its constituents voted to leave the European Union, catalyzing another sharp global equity market disruption. Later in 2016, capital markets experienced a third volatility shock when the U.S. presidential election produced a result contrary to what many people expected. Having been some of the best performing equity market styles over the past four years, growth stocks were disproportionally hurt by each and every one of the shocks in 2016. Within the growth stocks universe, health care stocks were some of the poorest performers, as both major party U.S. presidential candidates campaigned on, and pursued policies, that may affect long-term profit margins in the industry. Contrary to past years, small stocks performed much better than large stocks (as measured by the Russell 2000® Growth Index and Russell 1000® Growth Index), and value styles performed significantly better than growth styles (as measured by the Russell 1000® Value Index and Russell 1000® Growth Index).

What strategies and techniques did you employ that affected Fund performance?

Current Fund construction is focused on structurally-advantaged companies that can drive genuine sales and profitability growth without the benefits of strong economic tailwinds. When growth stocks perform poorly versus value stocks and small stocks perform better than large stocks, large-cap growth investors usually do not do well. In

2016, over 90 percent of active large-growth portfolios underperformed the benchmark, which makes 2016 the worst year on record for active management. In general, value, and specifically small-value styles, performed well. Defensive styles and industries performed especially well early in the year, and stocks with high-dividend yields and slow or negligible revenue growth rates performed well around the world.

Several of the Fund's health care holdings did not perform well and negatively impacted Fund performance over the period. The Fund experienced strong results in areas such as financials, energy and industrials.

What industries or sectors did you emphasize during the period, and what is your outlook going forward?

The Fund's investment process has remained steadfast and consistent over time, focusing on companies with structurally-advantaged business models that we believe can generate superior levels of profitability and growth over the long term.

As we look ahead into 2017, we believe the recent U.S. presidential election may create some significant changes in how many view the potential rate of domestic economic growth. The slow rate of growth in output, jobs and wages, affected the U.S. election, as well as future policies meant to counteract the disappointing growth. Despite the low gross domestic product growth rate over that time, many growth stocks performed well, as these stocks were able to grow through the tough times. However, a newly elected Congress and administration whose report card will be measured on job growth, wages and prosperity, may change how various types of stocks are viewed in the market. Better economic growth may improve conditions for financial, energy and industrial companies. Our investments in these more cyclical areas reflect the possibility that these areas may grow much faster in the years ahead. As we look at the financial industry, we are finding a significant amount of new investment opportunities in this sector. We believe these businesses may experience growth rates in the future much different than that of the past few years.

Over the past one to two years, we have been more cautious on the outlook for the stocks of companies that have slower growth, higher-dividend yields and, in general, perform better when interest rates move lower. These stocks have appreciated to the point where very few of them meet our strategy's quality, growth and valuation criteria, even as they generally operate in very good long-term industries.

With our view that economic growth may accelerate, interest rates may have bottomed, and attractive stocks can be found elsewhere in the market, we have moved further away from stocks that are characterized by stability, defensiveness, negligible revenue growth and high valuation. These "stable" businesses have been the market leaders over the past few years when global economic growth was disappointing, and may be hurt as the economy appears to finally be accelerating. Our emphasis continues to be focused on stocks of companies that we believe maintain unique, highly profitable, growing businesses that are not easy to replicate.

'Ivy' is the registered service mark of Ivy Funds Distributor, Inc., an affiliate of the Waddell & Reed Investment Management Company, the Fund's sub-adviser.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Ten Largest Holdings^

Security description	Shares	Market value	% of stock portfolio
The Goldman Sachs Group, Inc.	81,282	$19,462,975	4.5%
Microsoft Corp.	308,500	19,170,190	4.4%
Mastercard, Inc.—Class A	183,200	18,915,400	4.3%
Lam Research Corp.	168,138	17,777,231	4.1%
The Home Depot, Inc.	126,500	16,961,120	3.9%
Celgene Corp.	145,991	16,898,458	3.9%
Facebook, Inc.—Class A	131,700	15,152,085	3.5%
Microchip Technology, Inc.	234,729	15,057,865	3.4%
CME Group, Inc.	123,900	14,291,865	3.3%
EOG Resources, Inc.	134,797	13,627,977	3.1%
		$167,315,166	38.4%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT IvySM Growth Fund,
the Russell 1000 Growth Index, and Consumer Price Index

On the chart above you can see how the SFT IvySM Growth Fund's shares total return compared to the Russell 1000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2016, assuming reinvestment of distributions, if any.

Performance Update

Timothy J. Miller CFA
Kenneth G. McQuade CFA
Bradley P. Halverson CFA
Portfolio Managers Waddell & Reed Investment Management Company

The SFT IvySM Small Cap Growth Fund seeks to provide growth of capital. The Fund pursues its objective by investing primarily in a diversified portfolio of common stocks issued by small capitalization companies. While Advantus Capital Management, Inc. acts as the investment adviser for the Fund, Waddell & Reed Investment Management Company (WRIMCO) provides investment advice to the Fund under a sub-advisory agreement. The risks incurred by investing in the Fund include, but are not limited to, the risk of declines in the market for small cap stocks or in the equity markets generally.

SFT IvySM Small Cap Growth Fund

How did the Fund perform during the period?

The Fund returned 21.10 percent over the 12 months ending December 31, 2016, outperforming the Russell 2000® Growth Index which returned 11.32 percent over the same period.

What influenced the Fund's return during the past 12 months?

The investment landscape at the end of 2016 looked quite different than it did at the beginning of the trading year. As a reminder, the start to the year was memorable for all the wrong reasons in that U.S. equites collapsed due to fears such as a failed U.S. monetary policy and a growth slowdown in China and other emerging markets. As a result, U.S. equities generated one of the worst starts to any year on record. Fast forward 12 months to the end of 2016 and not only did equities recover from their losses, but also, in most cases, equities generated double-digit annual increases based on broad market results.

So what happened? How was it that equites were able to power higher in light of major unexpected events such as the vote by the United Kingdom to exit the European Union and a political outsider being elected to the White House? Simplistically, as 2016 progressed, economic data started to improve despite the doom and gloom prognostications with which some started the year. With the U.S. economy performing significantly better than they feared, confidence slowly re-emerged. Then, the surprise U.S. presidential election outcome triggered a sharp increase in both consumer and business confidence. Thus far, investors have embraced ideas such as a globally competitive tax rate, less regulation and faster economic growth, and as result, the broader equity market raced to new all-time highs at the end of the year.

What other market conditions or events influenced the Fund's return during the past 12 months?

The small-cap growth space experienced another strong year in 2016. The Russell 2000® Growth Index, which represents small-capitalization growth stocks, maintained its overall positive momentum in the year, ending the 12-month period with a return of 11.32 percent. The latest rally occurred post-election day, fueled by hopes for more business-friendly policies from the new administration. Sector leadership changed significantly based on the general surprise of a Trump win, along with a Republican sweep in the U.S. elections, which caused a significant level of volatility in the U.S.

What strategies and techniques did you employ that affected Fund performance?

The financials sector was the clear leader for the market in the fourth quarter, led by regional banks that initially benefited from higher interest rates. The sector increased in the fourth quarter, mostly within regional banks that depend on loan growth and the interest rate spread within their loan portfolios. The Fund was overweight financials and was able to keep pace with strong returns from banks and consumer finance positions.

Generally, industrials-related names also led fourth quarter based on the continuing improvement in the U.S. economy, promises of less regulation and the potential for pockets of domestic protectionism. The industrials sector led, followed by related sectors, materials and energy. The materials sector was up in the fourth quarter and the energy sector, on the back of improving oil prices, posted a solid quarterly return.

The Fund was underweight core cyclical industrials names and, therefore, slightly lagged the industrials sector. The Fund was weighted to secular growth machinery names, which, in total, produced a positive absolute return, but did not compare to the strength industrial cyclicals experienced on the hopes of more business-friendly policies and domestic spend increases. Health care was the sole declining sector in the fourth quarter. Fears of a repealed Patient Protection and Affordable Care Act (ACA) health program hurt the outlook for health care providers, including hospitals, nursing and surgery centers. The Fund remained underweight health care due to regulatory fears and its traditional lack of exposure to biotechnology companies, which provided a boost to performance during the period.

Based on the surge of slow growth bank stock and industrials in the fourth quarter of 2016, quality metrics were quite volatile relative to earlier in the year. Many of the largest but slowest growing stocks outperformed. The worst growing quintile of stocks were positive while the best growing stocks declined. Investors apparently sold their winning high-flyers for more Trump-benefiting cyclical companies. The Fund gravitated toward faster growing secular growth stories, which were not favorable following the U.S. election.

Broadly, the Fund maintains its high-quality heritage with a bias to stronger revenue growth.

What industries or sectors did you emphasize during the period, and what is your outlook going forward?

Looking forward, the U.S. economic expansion has remained steadfast enough that the Federal Reserve has begun the process of renormalizing interest rates. The economy continues on its trajectory of low but sustainable growth with more economic upside projected in the United States than anywhere else in the world. U.S. consumers could benefit from reasonable energy prices, interest rates, inflation and strong employment confidence, although all these metrics are rising. Thus, owning the beneficiaries of a strong domestic consumer is an increasing strategy of the Fund.

We think a big risk post many positive quarters and record annual returns is that stock prices have outpaced economic and earnings growth, making valuations less attractive. Periods of catch up and volatility are likely to continue. The Fund's long-term strategy of owning high-quality companies also usually is associated with owning higher valued stocks, which has more risk during times of corrections, but we believe over time, earnings growth matters. In addition, we think the benefits of a better employment environment with reasonable inflation, open credit markets and less regulation may continue to help some cyclical growth segments relative to secular growth. Domestic industrials-related names may be bigger beneficiaries of the economic environment going forward. Although the Fund remains disciplined to holding more consistent secular growth in companies that should be ultimate winners in their respective market segments, we believe valuation sensitivity and an eye toward cyclical beneficiaries will increase. However, the Fund remains quite focused in the search for companies with stronger revenue growth, greater profitability and cleaner balance sheets that can reinvest in their own businesses and could benefit from improved corporate and consumer spending.

Ten Largest Holdings^

Security description	Shares	Market value	% of stock portfolio
PRA Group, Inc.	133,215	$5,208,707	3.3%
Manhattan Associates, Inc.	82,359	4,367,498	2.8%
AMN Healthcare Services, Inc.	108,374	4,166,980	2.7%
Tyler Technologies, Inc.	28,099	4,011,694	2.6%
Watsco, Inc.	26,781	3,966,802	2.5%
HealthEquity, Inc.	94,200	3,816,984	2.4%
LendingTree, Inc.	36,117	3,660,458	2.3%
Mercury Systems, Inc.	114,200	3,451,124	2.2%
Wingstop, Inc.	114,333	3,383,113	2.2%
Five Below, Inc.	84,100	3,360,636	2.1%
		$39,393,996	25.1%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT IvySM Small Cap Growth Fund,
the Russell 2000 Growth Index, and Consumer Price Index

On the chart above you can see how the SFT IvySM Small Cap Growth Fund's shares total return compared to the Russell 2000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2016, assuming reinvestment of distributions, if any.

'Ivy' is the registered service mark of Ivy Funds Distributor, Inc., an affiliate of the Waddell & Reed Investment Management Company, the Fund's sub-adviser.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The index is broad-based, comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on total market capitalization.

Performance Update

Chandler Willett Portfolio Manager FIAM, LLC

The SFT Pyramis® Core Equity Fund seeks long-term capital appreciation. The Fund pursues its objective by investing primarily in a diversified portfolio of common stocks. While Advantus Capital Management, Inc. acts as the investment adviser for the Fund, FIAM LLC (formerly Pyramis Global Advisers, LLC) (Pyramis) provides investment advice to the Fund under a sub-advisory agreement. Risks associated with investing in the Fund include, but are not limited to, issuer-specific market volatility and risk of declines in the equity markets generally.

Pyramis is a registered service mark of FMR LLC. Used with permission.

SFT Pyramis® Core Equity Fund

How did the Fund perform during the period?

The Fund's Class 2 shares generated a total net return of 4.83 percent over the 12 months ending December 31, 2016, underperforming the S&P 500® Index, which returned 11.96 percent over the same period.

What influenced the Fund's return during the past 12 months?

The Information Technology and Health Care sectors detracted from relative performance. The Consumer Discretionary and Financials sectors contributed to relative performance.

What other market conditions or events influenced the Fund's return during the past 12 months?

The recovery from a global industrial recession during 2016 set the stage for rising bond yields and inflation expectations in the second half of the period. In the mid-year aftermath of the late-June United Kingdom (U.K.) referendum to leave the European Union (Brexit), bond yields dropped to all-time lows. From July through early November, investor recognition of the improving global cyclical outlook pushed up bond yields as both economic and inflation expectations improved. After the U.S. elections, bond yields rose further, with hopes for pro-growth economic policies helping to push up inflation-adjusted yields even faster than inflation expectations. The Federal Reserve continued its tightening cycle by hiking policy rates for the second time in December, marking progress toward greater monetary normalization. Sharp post-U.S. election market moves reset 2016 asset class results, with U.S. stocks—especially small-caps—surging while a strengthening dollar hit a 15-year high and pushed non-U.S. stocks down. The upward move in bond yields weighed on investment-grade bond returns in the fourth quarter, though they remained positive for the year. Overall, 2016 saw solid performance across most asset categories.

What strategies and techniques did you employ that affected Fund performance?

The Information Technology and Health Care sectors detracted the most from relative performance. In the Information Technology sector, the overweight in a cloud computing company and underweight in a wireless chipset maker detracted from relative performance. The Consumer Discretionary and Financials sectors contributed the most to relative performance. In the Consumer Discretionary sector, the over-weights in a media conglomerate and a discount retailer were among the largest contributors to relative performance.

What industries or sectors did you emphasize during the past 12 months, and what is your outlook going forward?

The biggest headlines of the fourth quarter came on the political front, as the Republican Party's sweep of the White House and Congress during the November elections signaled a changing political landscape and also served as a catalyst for U.S. equity markets. On the economic front, the Fed raised interest rates in December for the second year in a row and with its forecast of an additional three rate hikes in 2017, signaled its belief that the economy has strengthened enough to withstand a gradual normalization of interest rates. While the U.S. economy appears to be expanding at a healthy pace with solid underlying fundamentals, potential uncertainty on the political and global economic fronts bear monitoring as we move forward in 2017, offering opportunities for active equity management to uncover stronger active excess returns. Against this backdrop, our Global Sector Leaders continue to focus on uncovering attractive investment ideas by applying bottom-up, fundamental research to their respective sectors. We remain consistent in our investment process designed to deliver a sector-neutral, cohesive portfolio capturing the best thinking of the team.

The Consumer Staples and Information sectors contributed the most to relative portfolio performance. In the Consumer Staples sector, the overweights in were the largest contributors.

Shares of Constellation Brands appreciated following strong quarterly earnings that beat consensus estimates. Earnings before interest and taxes (EBIT) were up from the previous year, driven by strong gross margins for its wine segments.

Shares in Reynolds American rose after the company announced strong quarterly earnings that beat market expectations. Increased cigarette pricing, rising sales volume, and management's improved 2015 earnings guidance all contributed to the rising share price. Speculation regarding the accretive benefits and cost savings from the recently completed acquisition of Lorillard in the upcoming quarters also drove the stock price higher.

In the Information Technology sector, the overweights in internet search and services company Alphabet and software provider Adobe Systems contributed the most to relative performance. Alphabet shares appreciated after the company reported better-than-expected quarterly earnings for the first time in several quarters, driven by strong growth in its mobile search and YouTube units, as well as an improvement in cost controls. Additionally, the company announced that it is changing its operating structure to a holding company, bringing transparency into its different businesses. The news increased investor confidence in the company, subsequently leading to an upgrade to the company's stock rating, contributing to the rising stock price. Lastly, plans to buy back $5.1 billion of stock also moved shares higher. Adobe Systems shares rose after the company announced quarterly profit that exceeded consensus estimates with strong growth in creative cloud subscriber base and recurring revenue.

Among individual holdings, the overweights in pharmaceutical companies Salix Pharmaceuticals and BioMarin Pharmaceutical were among the largest contributors to relative performance. Salix Pharmaceuticals rose as Valeant offered to buy Salix for approximately $11 billion in cash. BioMarin shares gained after the company reported quarterly revenue and earnings that topped analysts' estimates, lifted by strong sales of its Morquio A syndrome drug, Vimizim, and its mucopolysaccharidosis VI drug, Naglazyme. Additionally, shares rose on positive investor sentiment for its product pipeline, including the continued rollout of Vimizim and the potential accelerated approval of drisapersen, which is used to treat Duchenne muscular dystrophy.

The Utilities and Industrials sectors detracted the most from relative performance. In the Utilities sector, the overweight in power company NRG Energy was among the largest detractors from relative sector performance. NRG Energy shares declined in sync with falling power prices due to a current oversupply in the market. The company reported weaker than expected quarterly revenue, which also contributed to the falling stock price. In the Industrials sector, the overweight in rail-based transportation provider CSX Corporation and not holding a position in industrial conglomerate General Electric were the lead detractors from relative performance. CSX shares depreciated primarily due to weakening North American railroad volumes. The strong U.S. dollar, low oil prices, and cheaper natural gas are culprits for the decreased demand. Shares in General Electric advanced on news the company will exit out of its financial business, GE Capital. Additionally, the company announced quarterly earnings that beat consensus estimates, driven by strong performance from its core units. The company continues to focus on its industrial business and is ahead of schedule in divesting assets in its GE Capital business. The disclosure of a $2.5 billion stake from activist shareholder Trian also sent shares higher. Market analysts expect Trian's investment will increase the likelihood that management will execute and hit their targets.

Among individual holdings, the underweight in technology company Microsoft and overweight in specialty pharmaceutical company Valeant Pharmaceuticals were the lead detractors from relative performance. Microsoft shares appreciated after the company reported quarterly earnings that beat analysts' expectations, driven by strong performance in its cloud computing business. Shares in Valeant dropped following questions regarding both the company's dependence on price increases for growth as well as its aggressive use of specialty pharmacies for drug distribution. While many drug companies rely on these pharmacies, Valeant's ownership stake in Philidor was more aggressive than industry standard; that relationship has since been dissolved.

Ten Largest Holdings^

Security description	Shares	Market value	% of stock portfolio
Alphabet, Inc.—Class A	5,540	$4,390,173	3.9%
Facebook, Inc.—Class A	22,010	2,532,250	2.2%
Apple, Inc.	21,790	2,523,718	2.2%
Hess Corp.	37,750	2,351,448	2.1%
Danaher Corp.	27,340	2,128,145	1.9%
KeyCorp	113,620	2,075,837	1.8%
Citigroup, Inc.	34,530	2,052,118	1.8%
Amazon.com, Inc.	2,710	2,032,148	1.8%
American Electric Power Co., Inc.	32,260	2,031,090	1.8%
Verizon Communications, Inc.	36,980	1,973,992	1.8%
		$24,090,919	21.3%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Pyramis® Core Equity Fund,
S&P 500® Index, and Consumer Price Index

On the chart above you can see how the SFT Pyramis® Core Equity Fund's Class 2 shares total return compared to the S&P 500 Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2016, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

Performance Update

Mark Finn, CFA, CPA Portfolio Manager T. Rowe Price

The SFT T. Rowe Price Value Fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective. The Fund pursues its objective by taking a value approach to investment selection. Holdings consist primarily of large cap stocks, but may also include stocks of mid-cap and small-cap companies. While Advantus Capital Management, Inc. acts as the investment adviser for the Fund, T. Rowe Price Associates, Inc. (T. Rowe Price) provides investment advice to the Fund under a sub-advisory agreement. The Fund's value approach to investing carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced at a low level.

SFT T. Rowe Price Value Fund

How did the Fund perform during the period?

The Fund's shares generated a total net return of 10.65 percent over the 12 months ending December 31, 2016, underperforming the S&P 500® Index, which returned 11.96 percent over the same period.

What influenced the Fund's return during the past 12 months?

Broadly speaking, stock selection detracted and sector allocation contributed to relative results.

What other market conditions or events influenced the Fund's return during the last 12 months?

Despite a sharp sell-off at the beginning of the year, U.S. stocks rose in 2016, with major indexes reaching record highs near year-end. Small- and mid-cap stocks substantially outperformed large-caps.

Domestic investment-grade bonds produced positive returns, though losses in the second half of the year reduced first-half gains. High yield bonds strongly outperformed investment-grade issues. The Federal Reserve raised short-term rates in December and projected three rate increases in 2017.

Developed non-U.S. equity markets significantly underperformed U.S. shares, as returns to U.S. investors were hurt by weakening non-U.S. currencies. Emerging markets generally produced good returns; Brazil and Russia were top performers.

Bonds in developed non-U.S. markets produced modest positive returns, as significant first-half gains driven by dollar weakness and falling yields were largely offset by a reversal of these trends in the last six months. Emerging markets bonds did well, as first-half gains were only partially eroded by a stronger dollar since June.

What strategies and techniques did you employ that affected portfolio performance?

The largest source of underperformance relative to the benchmark was industrials and business services, where stock selection detracted and an underweight allocation further hindered results.

Our underweight positions to the telecommunication services and information technology sectors detracted from relative performance during the year, and stock selection in both sectors also weighed on results.

On the positive side, while stock choices hindered performance in the financials sector, a beneficial overweight overcame the negative effect of stock selection to make it the leading relative contributor for the portfolio.

The portfolio also received a boost from stock selection in the consumer staples sector, where the portfolio's selections outperformed their benchmark peers.

This account did not hold derivatives over the 12 months ending December 31, 2016.

What industries or sectors did you emphasize during the fiscal year, and what is your outlook going forward?

T. Rowe Price economists and managers are still assessing the effects the new Trump administration will have on U.S. stocks. On the policy side, Chief Economist Alan

Levenson said he is carefully watching actions by Congress and cabinet appointments to ascertain the policies and priorities of the new administration. The possibility of a sharp rise in interest rates is another concern for stock investors. Higher coupon returns from bonds could draw assets away from equities, and higher rates would mean increased borrowing costs and lower profits for corporations. T. Rowe Price managers believe that a moderate increase does not necessarily pose a threat to equity valuations, however. Growth equity manager Larry Puglia observed that stock prices have historically been able to rise alongside interest rates, particularly when yields have remained under 5 percent (the yield on the 10-year Treasury note was 2.45 percent in December).

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

Ten Largest Holdings^

Security description	Shares	Market value	% of bond portfolio
JPMorgan Chase & Co.	123,099	$10,622,213	5.2%
Tyson Foods, Inc.—Class A	105,865	6,529,753	3.2%
Microsoft Corp.	94,300	5,859,802	2.9%
Philip Morris International, Inc.	64,000	5,855,360	2.9%
Wells Fargo & Co.	94,775	5,223,050	2.5%
Exxon Mobil Corp.	47,700	4,305,402	2.1%
Exelon Corp.	119,650	4,246,378	2.1%
TOTAL SA ADR	80,956	4,126,327	2.0%
Pfizer, Inc.	124,924	4,057,532	1.9%
Morgan Stanley	95,476	4,033,861	1.9%
		$54,859,678	26.7%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT T. Rowe Price Value Fund,
S&P 500® Index, and Consumer Price Index

On the chart above you can see how the SFT T. Rowe Price Value's shares total return compared to the S&P 500 Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2016, assuming reinvestment of distributions, if any.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Securian Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of SFT Advantus Bond Fund, SFT Advantus Index 400 Mid-Cap Fund, SFT Advantus Index 500 Fund, SFT Advantus International Bond Fund, SFT Advantus Dynamic Managed Volatility Fund (formerly SFT Advantus Managed Volatility Fund), SFT Advantus Managed Volatility Equity Fund, SFT Advantus Government Money Market Fund (formerly SFT Advantus Money Market Fund), SFT Advantus Mortgage Securities Fund, SFT Advantus Real Estate Securities Fund, SFT Ivy Growth Fund, SFT Ivy Small Cap Growth Fund, SFT Pyramis Core Equity Fund, and SFT T. Rowe Price Value Fund (collectively, the Funds), each a series of the Securian Funds Trust, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2016, the results of its operations, the changes in its net assets, and the financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

  (signed) KPMG LLP

Minneapolis, Minnesota
February 27, 2017

SFT Advantus Bond Fund
Investments in Securities

December 31, 2016

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Long-Term Debt Securities (96.8%)
Government Obligations (37.7%)
Other Government Obligations (1.6%)
Provincial or Local Government Obligations (1.6%)
Douglas County Public Utility District No. 1, 5.450%, 09/01/40	$1,185,000	$1,348,980
Port Authority of New York & New Jersey 4.458%, 10/01/62	1,150,000	1,163,110
4.926%, 10/01/51	3,055,000	3,378,922
		5,891,012
U.S. Government Agencies and Obligations (36.1%)
Export-Import Bank of the United States (0.2%)
Tagua Leasing LLC, 1.732%, 09/18/24	670,868	655,393
Federal Home Loan Mortgage Corporation (FHLMC) (7.7%)
2.500%, 03/01/28	607,576	609,828
2.956%, 09/25/24 (b)	1,000,000	1,020,954
3.000%, 08/01/42	615,833	615,582
3.000%, 04/01/43	1,081,855	1,081,414
3.000%, 07/01/45	879,158	873,928
3.500%, 10/01/25	277,133	291,255
3.500%, 08/01/42	641,342	660,705
3.500%, 05/25/45	1,136,876	1,140,224
3.500%, 03/01/46	1,710,610	1,752,907
4.000%, 02/01/20	411,701	422,452
4.000%, 09/01/40	579,530	613,701
4.000%, 10/01/40	475,624	499,698
4.000%, 11/01/40	2,203,851	2,339,583
4.000%, 02/01/41	474,066	501,175
4.000%, 08/01/41	657,279	694,382
4.000%, 07/01/42	549,140	579,689
4.056%, 10/25/27 (b)	1,750,000	1,832,766
4.500%, 01/01/41	696,220	749,547
4.500%, 02/01/41	572,495	617,506
4.500%, 03/01/41	686,205	740,808
4.500%, 04/01/41	825,051	895,722
4.556%, 03/25/25 (b)	1,500,000	1,587,849
5.000%, 04/01/35	142,353	154,927
5.000%, 08/01/35	51,137	55,873
5.000%, 11/01/35	140,701	153,602
5.000%, 11/01/39	458,609	509,485
5.000%, 03/01/40	2,460,283	2,728,810
5.000%, 04/01/40	390,626	428,818
5.000%, 08/01/40	244,653	267,834
5.500%, 12/01/17	10,893	11,011
5.500%, 06/01/20	45,713	47,410
5.500%, 10/01/20	102,132	107,788
5.500%, 11/01/23	124,353	137,798
5.500%, 05/01/34	864,913	988,972
5.500%, 10/01/34	332,203	374,636
5.500%, 07/01/35	394,575	443,940
5.500%, 10/01/35	419,840	476,455
5.500%, 12/01/38	297,003	334,733
	Principal	Value(a)
6.000%, 11/01/33	$328,812	$380,120
6.500%, 09/01/32	69,314	80,716
6.500%, 06/01/36	350,294	412,594
7.000%, 12/01/37	97,571	106,267
		28,323,464
Federal National Mortgage Association (FNMA) (14.5%)
2.106%, 01/25/29 (b)	87,472	87,669
2.500%, 11/01/27	561,840	560,795
2.500%, 07/01/28	692,714	695,050
2.500%, 01/01/32 (c)	340,000	340,538
3.000%, 06/01/22	299,165	308,223
3.000%, 11/01/27	115,759	119,054
3.000%, 01/01/32 (c)	4,380,000	4,494,633
3.000%, 03/01/42	580,012	579,726
3.000%, 04/01/43	701,906	701,706
3.000%, 05/01/43	1,396,446	1,396,047
3.000%, 06/01/43	356,882	356,780
3.000%, 09/01/43	838,857	838,618
3.500%, 11/01/25	371,424	387,783
3.500%, 01/01/26	364,813	380,881
3.500%, 11/01/40	520,366	536,678
3.500%, 01/01/41	458,959	473,336
3.500%, 02/01/41	312,941	323,274
3.500%, 04/01/41	526,582	543,118
3.500%, 11/01/41	2,764,471	2,851,005
3.500%, 01/01/42	2,630,106	2,712,577
3.500%, 04/01/42	2,739,661	2,825,662
3.500%, 08/01/42	1,968,952	2,030,548
3.500%, 01/01/43	443,838	457,754
3.500%, 03/01/43	1,615,099	1,665,911
3.500%, 05/01/43	1,438,180	1,482,996
3.500%, 05/01/45	1,469,387	1,508,211
3.500%, 10/01/45	830,712	852,003
3.500%, 01/01/47 (c)	1,000,000	1,024,922
4.000%, 04/01/41	1,575,061	1,668,329
4.000%, 08/01/41	521,265	550,320
4.000%, 09/01/41	816,047	863,594
4.000%, 04/01/44	3,271,955	3,442,269
4.000%, 08/01/44	436,264	459,589
4.000%, 01/01/47 (c)	600,000	630,785
4.500%, 05/01/35	163,218	176,436
4.500%, 07/01/35	553,092	597,386
4.500%, 06/01/39	297,991	321,882
4.500%, 04/01/41	2,111,786	2,293,424
4.500%, 07/01/41	1,937,853	2,090,987
5.000%, 05/01/18	7,001	7,165
5.000%, 06/01/18	16,052	16,436
5.000%, 07/01/18	34,705	35,517
5.000%, 07/01/23	118,547	129,069
5.000%, 11/01/33	69,873	76,531
5.000%, 05/01/34	22,323	24,438
5.000%, 12/01/34	308,242	338,475
5.000%, 04/01/35	75,218	82,255
5.000%, 08/01/35	102,885	112,370
5.000%, 04/01/38	278,018	309,161
5.000%, 12/01/39	364,464	405,734
5.000%, 04/01/41	437,907	487,198
5.500%, 09/01/17	2,442	2,462
5.500%, 02/01/18	17,220	17,467
5.500%, 03/01/18	28,627	29,108

See accompanying notes to financial statements.

SFT Advantus Bond Fund
Investments in Securities – continued

	Principal	Value(a)
5.500%, 04/01/33	$503,903	$571,241
5.500%, 12/01/33	125,223	142,302
5.500%, 01/01/34	172,874	193,468
5.500%, 02/01/34	178,551	202,381
5.500%, 03/01/34	337,175	380,934
5.500%, 04/01/34	163,179	182,213
5.500%, 09/01/34	70,269	79,374
5.500%, 02/01/35	231,786	260,765
5.500%, 04/01/35	415,309	466,239
5.500%, 06/01/35	58,533	65,119
5.500%, 08/01/35	173,959	195,172
5.500%, 10/01/35	467,057	535,720
5.500%, 11/01/35	117,924	132,054
5.500%, 12/01/35	94,353	105,733
5.500%, 12/01/39	156,300	175,539
6.000%, 09/01/17	16,653	16,811
6.000%, 08/01/23	98,450	107,454
6.000%, 10/01/32	345,706	400,042
6.000%, 11/01/32	244,775	283,473
6.000%, 03/01/33	388,548	452,777
6.000%, 04/01/33	18,377	20,803
6.000%, 12/01/33	121,699	139,338
6.000%, 01/01/36	77,459	87,964
6.000%, 08/01/37	57,092	65,101
6.000%, 09/01/37	122,886	139,606
6.000%, 10/01/38	258,728	302,037
6.000%, 12/01/38	156,096	178,903
6.000%, 06/01/40	63,873	72,424
6.500%, 12/01/31	99,367	115,326
6.500%, 02/01/32	33,796	39,225
6.500%, 04/01/32	148,812	172,224
6.500%, 05/01/32	44,278	50,095
6.500%, 07/01/32	116,335	131,618
6.500%, 08/01/32	187,381	215,464
6.500%, 09/01/32	116,282	133,952
6.500%, 10/01/32	173,455	201,743
6.500%, 11/01/37	97,701	110,535
7.000%, 07/01/31	92,617	109,084
7.000%, 09/01/31	184,142	212,140
7.000%, 11/01/31	253,874	288,394
7.000%, 02/01/32	41,415	46,667
7.000%, 03/01/32	27,994	33,093
7.000%, 07/01/32	81,924	92,740
7.500%, 04/01/31	97,970	104,898
7.500%, 05/01/31	29,974	33,735
		53,749,805
Government National Mortgage Association (GNMA) (3.2%)
0.009%, 06/17/45 (b) (d)	450,753	153
3.000%, 03/15/45	1,351,239	1,367,302
3.000%, 03/20/45	1,185,291	1,201,848
3.000%, 04/15/45	1,723,985	1,744,480
3.000%, 01/01/47 (c)	1,000,000	1,012,519
3.250%, 11/20/35	410,289	423,470
3.500%, 10/20/43	873,999	912,635
3.500%, 02/20/45	600,379	624,740
3.500%, 03/20/45	669,425	696,604
3.500%, 04/20/46	1,482,087	1,542,927
3.750%, 03/20/46	827,562	870,909
5.000%, 12/15/39	36,060	40,367
5.000%, 01/15/40	591,381	649,941
5.500%, 07/15/38	283,971	321,971
	Principal	Value(a)
5.500%, 10/15/38	$334,349	$383,947
8.500%, 10/15/22	12,698	12,813
		11,806,626
U.S. Treasury (10.5%)
U.S. Treasury Bond 2.250%, 08/15/46	5,875,000	4,939,817
5.375%, 02/15/31 (e)	5,115,000	6,812,541
U.S. Treasury Note 0.750%, 10/31/18	550,000	546,047
0.750%, 07/15/19	700,000	689,828
0.875%, 10/15/18	10,000	9,951
0.875%, 05/15/19	370,000	366,459
1.000%, 11/15/19	200,000	197,594
1.375%, 09/30/23	425,000	402,472
1.625%, 10/31/23	7,115,000	6,845,128
1.750%, 11/30/21	18,350,000	18,213,091
		39,022,928
Total government obligations (cost: $135,650,132)		139,449,228
Asset-Backed Securities (5.7%)
Asset-Backed Securities (5.7%)
Appalachian Consumer Rate Relief Funding LLC, 3.772%, 08/01/31	780,000	806,678
Ascentium Equipment Receivables Trust, 1.100%, 11/10/17 (f)	3,860,682	3,859,015
CarMax Auto Owner Trust, 2.160%, 08/16/21	1,300,000	1,295,152
Chrysler Capital Auto Receivables Trust, 2.930%, 08/17/20 (f)	600,000	603,688
Conseco Financial Corp., 6.400%, 10/15/18	10,378	10,381
CountryPlace Manufactured Housing Contract Trust, 5.200%, 12/15/35 (b) (f)	1,722,363	1,785,926
Countrywide Asset-Backed Certificates, 5.934%, 05/25/37 (b)	1,459,690	1,415,193
Earnest Student Loan Program LLC 2.720%, 01/25/41 (f) (g)	968,859	954,728
3.020%, 05/25/34 (f)	1,569,593	1,558,130
FAN Engine Securitization, Ltd., 3.000%, 10/15/19 (f) (g) (h) (i)	379,617	380,818
Foursight Capital Automobile Receivables Trust, 3.710%, 01/18/22 (f)	1,200,000	1,178,595
GMAC Mortgage Corp. Loan Trust, 5.952%, 08/25/37 (b)	3,095,000	3,093,990
Longtrain Leasing III LLC 2015-1A Class A1, 2.980%, 01/15/45 (f) (g)	1,247,272	1,210,066
TAL Advantage V LLC, 3.510%, 02/22/39 (f)	397,750	383,315

See accompanying notes to financial statements.

SFT Advantus Bond Fund
Investments in Securities – continued

	Principal	Value(a)
TCF Auto Receivables Owner Trust, 2.060%, 04/15/20 (f)	$1,830,000	$1,839,610
Trip Rail Master Funding LLC, 2.863%, 04/15/44 (f)	379,440	370,427
Wheels SPV 2 LLC, 1.870%, 05/20/25 (f)	450,000	444,657
Total asset-backed securities (cost: $21,235,294)		21,190,369
Other Mortgage-Backed Securities (5.2%)
Collateralized Mortgage Obligations/Mortgage Revenue Bonds (0.3%)
Credit-Based Asset Servicing and Securitization LLC, 5.205%, 10/25/36 (f) (j)	848,117	872,745
JPMorgan Mortgage Trust, 3.137%, 11/25/33 (b)	289,414	265,416
Mellon Residential Funding Corp., 6.750%, 06/25/28	7,321	7,398
		1,145,559
Commercial Mortgage-Backed Securities (4.9%)
7 WTC Depositor LLC Trust, 4.082%, 03/13/31 (f)	470,042	476,268
Aventura Mall Trust 2013-AVM, 3.743%, 12/05/32 (b) (f)	1,000,000	1,040,157
Banc of America Re-Remic Trust, 4.185%, 08/15/46 (b) (f)	1,350,000	1,441,813
Citigroup Commercial Mortgage Trust 2.911%, 01/12/30 (b) (f)	725,000	721,268
3.396%, 10/10/49	2,000,000	1,966,660
Hometown Commercial Mortgage 5.506%, 11/11/38 (f) (g)	82,943	71,026
6.057%, 06/11/39 (f) (g)	337,616	241,831
JPMorgan Chase Commercial Mortgage Securities Corp. 1.898%, 12/05/27 (b) (d) (f) (g)	10,311,837	510,385
3.144%, 08/15/49	500,000	487,591
5.633%, 12/05/27 (f)	2,165,000	2,345,014
Merrill Lynch Mortgage Investors, Inc., 6.250%, 12/10/29 (b)	261,441	260,905
Morgan Stanley Capital I Trust 3.201%, 08/05/34 (f)	860,000	862,311
3.451%, 08/05/34 (f)	550,000	548,788
Multi Security Asset Trust, 5.880%, 11/28/35 (b) (f) (g)	1,540,000	1,497,372
Vornado DP LLC, 4.004%, 09/13/28 (f)	1,475,000	1,556,092
Wells Fargo Commercial Mortgage Trust 2.814%, 08/15/49	2,165,000	2,068,532
3.640%, 12/15/59	1,560,000	1,593,068
	Principal	Value(a)
WF-RBS Commercial Mortgage Trust, 3.667%, 11/15/44	$345,000	$363,820
		18,052,901
Total other mortgage-backed securities (cost: $19,537,365)		19,198,460
Corporate Obligations (48.2%)
Basic Materials (0.3%)
Chemicals (0.3%)
CF Industries, Inc., 3.400%, 12/01/21 (f)	1,000,000	989,489
Communications (1.6%)
Telecommunication (0.7%)
Crown Castle Towers LLC 3.222%, 05/15/42 (f)	1,950,000	1,982,233
6.113%, 01/15/40 (f)	440,000	476,723
		2,458,956
Telephone Services (0.7%)
SBA Tower Trust, 2.240%, 04/15/43 (f)	2,440,000	2,444,549
Telephone — Integrated (0.2%)
AT&T, Inc., 4.500%, 03/09/48 (f)	1,069,000	960,575
Consumer Cyclical (3.1%)
Auto/Truck Parts & Equipment-Original (3.1%)
Ford Motor Co., 4.346%, 12/08/26	2,750,000	2,778,869
Ford Motor Credit Co. LLC, 1.627%, 03/27/17 (b)	2,000,000	2,001,544
General Motors Co., 6.750%, 04/01/46	950,000	1,114,056
General Motors Financial Co., Inc. 2.268%, 10/04/19 (b)	3,275,000	3,289,449
2.400%, 05/09/19	1,675,000	1,670,563
4.375%, 09/25/21	590,000	612,015
		11,466,496
Consumer, Non-cyclical (1.9%)
Drugstore Chains (1.0%)
CVS Pass-Through Trust 5.880%, 01/10/28	434,182	479,126
6.036%, 12/10/28	2,352,765	2,637,678
6.943%, 01/10/30	624,814	732,839
		3,849,643
Food (0.3%)
Flowers Foods, Inc., 4.375%, 04/01/22	1,000,000	1,050,884
Health Care Products (0.6%)
Abbott Laboratories, 4.900%, 11/30/46	2,250,000	2,309,254

See accompanying notes to financial statements.

SFT Advantus Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Energy (7.1%)
Oil & Gas (0.9%)
HollyFrontier Corp., 5.875%, 04/01/26	$3,100,000	$3,167,927
Oil, Gas & Consumable Fuels (0.6%)
Marathon Petroleum Corp., 5.850%, 12/15/45	1,070,000	1,063,575
Tesoro Corp., 4.250%, 10/01/17	1,135,000	1,152,025
		2,215,600
Pipelines (5.6%)
Boardwalk Pipelines L.P. 3.375%, 02/01/23	1,040,000	990,061
5.200%, 06/01/18	400,000	414,139
5.750%, 09/15/19	2,629,000	2,834,483
Buckeye Partners L.P., 5.600%, 10/15/44	3,000,000	3,037,965
Enbridge, Inc., 6.000%, 01/15/77 (b) (h)	2,225,000	2,219,437
Enterprise Products Operating LLC, 7.034%, 01/15/68 (b)	1,835,000	1,873,562
NuStar Logistics L.P., 8.150%, 04/15/18	2,986,000	3,187,555
Sunoco Logistics Partners Operations L.P., 6.850%, 02/15/40	2,150,000	2,384,677
Tennessee Gas Pipeline Co. LLC, 8.375%, 06/15/32	1,850,000	2,305,574
Transcanada Trust, 5.875%, 08/15/76 (b) (h)	1,575,000	1,638,000
		20,885,453
Financial (16.2%)
Banks (9.9%)
Bank of America Corp. 4.000%, 01/22/25	1,650,000	1,652,072
5.875%, 01/05/21	765,000	851,732
3.950%, 04/21/25	780,000	776,481
Capital One Financial Corp. 3.750%, 07/28/26	2,000,000	1,938,790
5.550%, 06/01/20 (b)	2,915,000	2,951,437
Capital One NA/Mclean VA, 1.722%, 09/13/19 (b)	3,000,000	3,010,860
Citigroup, Inc. 4.400%, 06/10/25	1,500,000	1,534,575
5.950%, 05/15/25 (b)	2,150,000	2,123,555
Citizens Bank NA, 2.300%, 12/03/18	1,250,000	1,256,405
Compass Bank, 3.875%, 04/10/25	2,500,000	2,379,103
Discover Bank 3.100%, 06/04/20	2,250,000	2,276,969
3.450%, 07/27/26	1,900,000	1,834,661
8.700%, 11/18/19	322,000	365,599
Huntington Bancshares, Inc., 3.150%, 03/14/21	1,500,000	1,521,149
JPMorgan Chase & Co., 5.000%, 07/01/19 (b)	1,700,000	1,695,750
	Principal	Value(a)
Morgan Stanley 2.282%, 10/24/23 (b)	$3,585,000	$3,624,833
3.125%, 07/27/26	800,000	764,301
5.450%, 07/15/19 (b)	1,870,000	1,851,300
5.500%, 07/28/21	740,000	820,021
The Goldman Sachs Group, Inc., 1.922%, 04/25/19 (b)	2,415,000	2,432,446
Wells Fargo & Co., 3.000%, 10/23/26	1,100,000	1,047,637
		36,709,676
Diversified Financial Services (1.7%)
Block Financial LLC, 4.125%, 10/01/20	2,050,000	2,092,923
Raymond James Financial, Inc., 4.950%, 07/15/46	2,425,000	2,308,588
The Charles Schwab Corp., 4.625%, 03/01/22 (b)	2,200,000	2,068,000
		6,469,511
Insurance (2.3%)
Liberty Mutual Group, Inc., 6.500%, 05/01/42 (f)	1,805,000	2,140,066
Peachtree Corners Funding Trust, 3.976%, 02/15/25 (f)	1,825,000	1,780,676
TIAA Asset Management Finance Co. LLC 2.950%, 11/01/19 (f)	1,345,000	1,368,216
4.125%, 11/01/24 (f)	1,150,000	1,161,539
Unum Group, 5.750%, 08/15/42	1,975,000	2,126,318
		8,576,815
Real Estate Investment Trust — Health Care (0.8%)
Ventas Realty L.P./ Ventas Capital Corp., 2.700%, 04/01/20	2,800,000	2,816,943
Real Estate Investment Trust — Single Tenant (1.1%)
Select Income REIT, 2.850%, 02/01/18	4,080,000	4,097,434
Real Estate Investment Trust — Hotels (0.4%)
Hospitality Properties Trust 4.500%, 03/15/25	450,000	438,637
4.650%, 03/15/24	920,000	916,949
		1,355,586
Health Care (2.7%)
Health Care Providers & Services (1.5%)
Aetna, Inc., 4.250%, 06/15/36	1,000,000	1,002,645
Express Scripts Holding Co., 3.000%, 07/15/23	1,700,000	1,645,622
NYU Hospitals Center, 4.428%, 07/01/42	1,480,000	1,414,696
Sinai Health System, 3.034%, 01/20/36	1,520,000	1,476,998
		5,539,961

See accompanying notes to financial statements.

SFT Advantus Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Medical Products/Supplies (0.8%)
Bio-Rad Laboratories, Inc., 4.875%, 12/15/20	$2,700,000	$2,885,398
Pharmaceuticals (0.4%)
Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 07/21/23 (h)	1,800,000	1,703,864
Industrials (2.4%)
Aerospace & Defense (0.6%)
Newell Brands, Inc., 5.000%, 11/15/23	2,000,000	2,145,026
Electrical Equipment (0.8%)
Avnet, Inc., 3.750%, 12/01/21	1,220,000	1,227,539
Keysight Technologies, Inc., 3.300%, 10/30/19	1,500,000	1,523,184
		2,750,723
Machinery (0.5%)
Pentair Finance S.A., 3.625%, 09/15/20 (h)	1,925,000	1,958,593
Road & Rail (0.5%)
Kansas City Southern, 4.950%, 08/15/45	1,900,000	1,927,928
Information Technology (0.3%)
Technology Hardware Storage & Peripherals (0.3%)
Hewlett Packard Enterprise Co., 2.850%, 10/05/18 (f)	1,175,000	1,186,363
Technology (0.8%)
Computers (0.8%)
Diamond 1 Finance Corp./ Diamond 2 Finance Corp. 5.450%, 06/15/23 (f)	1,790,000	1,898,723
8.350%, 07/15/46 (f)	980,000	1,206,662
		3,105,385
Transportation (5.9%)
Airlines (4.7%)
Air Canada 2015 -1 Class C Pass Through Trust, 5.000%, 03/15/20 (f) (h)	2,000,000	1,990,000
America West Airlines 2000-1 Pass Through Trust, 8.057%, 01/02/22	541,104	612,124
American Airlines 2013-1 Class B Pass Through Trust, 5.625%, 01/15/21 (f)	1,930,132	1,997,687
American Airlines 2013-2 Class B Pass Through Trust, 5.600%, 01/15/22 (f)	1,380,028	1,431,779
American Airlines 2015-1 Class B Pass Through Trust, 3.700%, 11/01/24	1,843,592	1,797,503
American Airlines 2016-1 Class B Pass Through Trust, 5.250%, 07/15/25	558,207	572,162
	Principal	Value(a)
British Airways PLC, 5.625%, 12/20/21 (f)	$536,599	$565,001
Continental Airlines 2009-2 Class A Pass Through Trust, 7.250%, 05/10/21	1,343,242	1,501,073
Delta Air Lines 2012-1 Class A Pass Through Trust, 4.750%, 11/07/21	560,345	585,560
Delta Air Lines 2012-1 Class B Pass Through Trust, 6.875%, 05/07/19 (f)	1,420,009	1,528,285
Delta Air Lines 2015-1 Class B Pass Through Trust, 4.250%, 01/30/25	1,112,592	1,132,062
United Airlines 2014-1 Class B Pass Through Trust, 4.750%, 10/11/23	602,600	602,600
United Airlines 2014-2 Class B Pass Through Trust, 4.625%, 03/03/24	2,486,624	2,542,573
Virgin Australia 2013-1B Pass Through Trust, 6.000%, 04/23/22 (f) (h)	641,598	649,176
		17,507,585
Transport — Rail (1.2%)
BNSF Funding Trust I, 6.613%, 12/15/55 (b)	3,785,000	4,333,825
Utilities (5.9%)
Electric Companies (0.9%)
Dominion Gas Holdings LLC, 2.500%, 12/15/19	1,270,000	1,283,966
Indianapolis Power & Light Co., 4.700%, 09/01/45 (f)	1,900,000	2,001,977
		3,285,943
Electric Utilities (4.2%)
Cleco Corporate Holdings LLC 3.743%, 05/01/26 (f)	1,125,000	1,107,950
4.973%, 05/01/46 (f)	2,000,000	2,024,650
Dominion Resources, Inc. 2.962%, 07/01/19 (j)	750,000	759,305
5.750%, 10/01/54 (b)	1,800,000	1,845,000
El Paso Electric Co., 5.000%, 12/01/44	1,165,000	1,214,763
Electricite de France SA, 1.341%, 01/20/17 (b) (f) (g) (h)	1,850,000	1,850,150
Exelon Corp., 5.100%, 06/15/45	1,275,000	1,355,326
IPALCO Enterprises, Inc., 3.450%, 07/15/20	1,400,000	1,424,500
Pacific Gas & Electric Co., 1.131%, 11/30/17 (b)	1,400,000	1,400,444
Southern Power Co., 4.950%, 12/15/46	2,450,000	2,387,373
		15,369,461

See accompanying notes to financial statements.

SFT Advantus Bond Fund
Investments in Securities – continued

	Shares/ Principal	Value(a)
Gas Utilities (0.8%)
Brooklyn Union Gas Co., 4.504%, 03/10/46 (f)	$1,300,000	$1,338,539
Southern Co. Gas Capital Corp., 3.875%, 11/15/25	1,650,000	1,691,629
		3,030,168
Total corporate obligations (cost: $176,239,172)		178,555,014
Total long-term debt securities (cost: $352,661,963)		358,393,071
Short-Term Securities (4.6%)
Investment Companies (4.6%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.420% (k)	17,136,959	17,136,959
Total short-term securities (cost: $17,136,959)		17,136,959
Total investments in securities (cost: $369,798,922) (l)		375,530,030
Liabilities in excess of cash and other assets (-1.4%)		(5,261,615)
Total net assets (100.0%)		$370,268,415

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Variable rate security.

(c)  Security is issued on a when-issued or forward commitment basis. As of December 31, 2016 the total cost of investments issued on a when-issued or forward commitment basis was $7,506,073.

(d)  Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.

(e)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2016, securities with an aggregate market value of $399,563 have been pledged to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Appreciation/ (Depreciation)
2 Year U.S. Treasury Note	March 2017	3	Long	$(477)
5 Year U.S. Treasury Note	March 2017	187	Long	(70,679)
U.S. Long Bond	March 2017	14	Long	(23,559)
10 Year U.S. Treasury Note	March 2017	139	Short	95,137
		343		$422

(f)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program. This security has been determined to be liquid unless otherwise indicated.

(g)  Illiquid security. (See Note 3.)

(h)  Foreign security: The Fund held 3.3% of net assets in foreign securities at December 31, 2016.

(i)  These securities are being fair-valued according to procedures approved by the Board of Trustees.

(j)  Step rate security.

(k)  All or a portion of the security segregated to cover when-issued purchase commitments outstanding or extended settlement trades as of December 31, 2016.

(l)  At December 31, 2016 the cost of securities for federal income tax purposes was $370,818,524. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$8,190,724
Gross unrealized depreciation	(3,479,218)
Net unrealized appreciation	$4,711,506

See accompanying notes to financial statements.

SFT Advantus Dynamic Managed Volatility Fund
(formerly SFT Advantus Managed Volatility Fund)
Investments in Securities

December 31, 2016

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Long-Term Debt Securities (34.9%)
Government Obligations (1.2%)
U.S. Government Agencies and Obligations (1.2%)
Federal Home Loan Mortgage Corporation (FHLMC) (0.4%)
3.000%, 09/01/43	$184,491	$184,416
3.500%, 10/01/44	319,620	327,679
3.500%, 11/01/44	319,181	327,047
3.500%, 12/01/44	335,838	344,124
		1,183,266
Federal National Mortgage Association (FNMA) (0.4%)
3.000%, 04/01/43	281,360	281,280
3.000%, 05/01/43	127,079	127,043
3.000%, 06/01/43	357,446	357,344
3.500%, 08/01/42	158,786	163,754
3.500%, 02/01/43	173,171	178,837
		1,108,258
U.S. Treasury (0.4%)
U.S. Treasury Note, 0.625%, 04/30/18 (b)	1,000,000	995,117
Total government obligations (cost: $3,264,011)		3,286,641
Asset-Backed Security (0.3%)
Longtrain Leasing III LLC 2015-1A Class A2, 4.060%, 01/15/45 (c) (d)	1,000,000	934,902
Total asset-backed securities (cost: $999,574)		934,902
Other Mortgage-Backed Securities (0.4%)
Commercial Mortgage-Backed Securities (0.4%)
CSMC Mortgage Trust, 4.138%, 11/15/37 (d) (e)	1,000,000	1,016,059
Total other mortgage-backed securities (cost: $1,008,613)		1,016,059
Corporate Obligations (33.0%)
Basic Materials (0.1%)
Mining (0.1%)
BHP Billiton Finance USA, Ltd., 2.875%, 02/24/22 (f)	250,000	252,023
Communications (2.0%)
Cable/Satellite TV (0.7%)
Comcast Corp. 4.200%, 08/15/34	500,000	510,737
4.650%, 07/15/42	250,000	260,280
6.400%, 05/15/38	1,000,000	1,280,500
		2,051,517
Media (0.8%)
CBS Corp., 3.500%, 01/15/25	750,000	742,918
4.000%, 01/15/26	250,000	254,261
	Principal	Value(a)
Time Warner, Inc., 4.850%, 07/15/45	$1,000,000	$1,001,089
Viacom, Inc., 5.625%, 09/15/19	250,000	268,955
		2,267,223
Telecommunication (0.4%)
Crown Castle Towers LLC, 3.663%, 05/15/25 (d)	1,000,000	1,002,710
Wireless Telecommunication Services (0.1%)
Rogers Communications, Inc., 4.100%, 10/01/23 (f)	250,000	261,079
Consumer Cyclical (1.6%)
Auto/Truck Parts & Equipment-Original (0.5%)
Ford Motor Co., 5.291%, 12/08/46	1,500,000	1,519,485
Home Furnishings (0.4%)
Harman International Industries, Inc., 4.150%, 05/15/25	1,000,000	1,032,430
Retail (0.7%)
AutoZone, Inc., 3.250%, 04/15/25	1,000,000	981,441
Target Corp., 3.500%, 07/01/24 (b)	750,000	779,055
Wal-Mart Stores, Inc., 1.950%, 12/15/18	250,000	252,378
		2,012,874
Consumer Staples (0.5%)
Beverages (0.2%)
The Coca-Cola Co., 3.200%, 11/01/23 (b)	500,000	516,357
Consumer Products — Miscellaneous (0.3%)
Johnson (S.C.) & Son, Inc., 3.350%, 09/30/24 (d)	750,000	753,266
Consumer, Non-cyclical (1.4%)
Commercial Service — Finance (0.1%)
Moody's Corp., 4.875%, 02/15/24	250,000	270,272
Diagnostic Equipment (0.3%)
Abbott Laboratories, 4.750%, 11/30/36	1,000,000	1,016,622
Drugstore Chains (0.1%)
CVS Pass-Through Trust, 6.943%, 01/10/30	190,492	223,427
Food (0.7%)
Flowers Foods, Inc., 3.500%, 10/01/26	1,000,000	951,880
Tyson Foods, Inc., 5.150%, 08/15/44	1,000,000	1,036,875
		1,988,755

See accompanying notes to financial statements.

SFT Advantus Dynamic Managed Volatility Fund
(formerly SFT Advantus Managed Volatility Fund)
Investments in Securities – continued

	Principal	Value(a)
Pharmaceuticals (0.2%)
Novartis Capital Corp., 3.400%, 05/06/24	$500,000	$515,251
Energy (4.7%)
Oil, Gas & Consumable Fuels (2.3%)
Apache Corp., 3.250%, 04/15/22	181,000	183,843
Chevron Corp., 3.191%, 06/24/23	250,000	256,069
Ensco PLC, 4.500%, 10/01/24 (f)	750,000	643,125
EOG Resources, Inc., 2.625%, 03/15/23	250,000	242,354
Marathon Petroleum Corp., 3.625%, 09/15/24	750,000	740,699
Noble Energy, Inc., 3.900%, 11/15/24	1,000,000	1,007,621
Phillips 66, 4.650%, 11/15/34	1,000,000	1,040,919
Rowan Cos., Inc., 4.750%, 01/15/24	500,000	451,250
Total Capital International SA, 3.750%, 04/10/24 (f)	750,000	785,255
Valero Energy Corp., 3.650%, 03/15/25	1,000,000	991,808
		6,342,943
Pipelines (2.4%)
Columbia Pipeline Group, Inc., 4.500%, 06/01/25	1,000,000	1,050,570
Enbridge Energy Partners L.P., 6.500%, 04/15/18	250,000	263,070
Energy Transfer Partners L.P., 4.900%, 03/15/35	1,000,000	934,530
Enterprise Products Operating LLC, 5.750%, 03/01/35	250,000	273,048
Florida Gas Transmission Co. LLC, 4.350%, 07/15/25 (d)	1,000,000	1,007,892
Kinder Morgan, Inc., 5.300%, 12/01/34	750,000	761,134
Plains All American Pipeline L.P./PAA Finance Corp., 3.850%, 10/15/23	250,000	247,167
Spectra Energy Partners L.P., 2.950%, 09/25/18	250,000	253,946
Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/24	1,000,000	1,007,728
Tesoro Logistics LP, 5.250%, 01/15/25	500,000	510,625
Williams Partners L.P., 4.300%, 03/04/24	500,000	504,905
		6,814,615
	Principal	Value(a)
Financial (9.3%)
Banks (3.0%)
Associated Banc-Corp, 4.250%, 01/15/25	$750,000	$743,261
Bank of America Corp. 3.950%, 04/21/25	1,000,000	995,489
5.700%, 01/24/22	250,000	280,809
Bank of Montreal, 2.375%, 01/25/19 (f)	250,000	252,164
Capital One Financial Corp., 4.750%, 07/15/21	250,000	270,394
Citigroup, Inc., 3.300%, 04/27/25	750,000	734,792
Credit Suisse Group Funding Guernsey, Ltd., 2.750%, 03/26/20 (f)	600,000	594,792
Discover Bank 3.100%, 06/04/20	1,000,000	1,011,986
4.250%, 03/13/26	500,000	509,362
HSBC Bank USA NA, 4.875%, 08/24/20	250,000	265,031
JPMorgan Chase & Co. 3.125%, 01/23/25	1,000,000	977,555
4.500%, 01/24/22	250,000	269,608
KeyBank NA, 3.180%, 05/22/22	1,000,000	1,010,365
PNC Bank NA, 3.800%, 07/25/23	250,000	257,765
SunTrust Bank, 2.750%, 05/01/23	250,000	243,828
		8,417,201
Diversified Banks (0.4%)
Bank of America Corp., 4.183%, 11/25/27	1,000,000	1,000,639
Diversified Financial Services (0.9%)
CME Group, Inc., 3.000%, 03/15/25	1,000,000	999,492
Discover Financial Services, 3.750%, 03/04/25	1,000,000	977,661
TD Ameritrade Holding Corp., 2.950%, 04/01/22	700,000	708,714
		2,685,867
Insurance (2.0%)
Assured Guaranty US Holdings, Inc., 5.000%, 07/01/24	500,000	528,059
First American Financial Corp., 4.600%, 11/15/24	750,000	741,015
Liberty Mutual Group, Inc., 4.250%, 06/15/23 (d)	750,000	785,231
Manulife Financial Corp., 4.150%, 03/04/26 (f)	750,000	783,010
Metropolitan Life Global Funding I, 3.875%, 04/11/22 (d)	250,000	264,176
Old Republic International Corp., 4.875%, 10/01/24	750,000	781,429

See accompanying notes to financial statements.

SFT Advantus Dynamic Managed Volatility Fund
(formerly SFT Advantus Managed Volatility Fund)
Investments in Securities – continued

	Principal	Value(a)
StanCorp Financial Group, Inc., 5.000%, 08/15/22	$750,000	$787,759
The Hanover Insurance Group, Inc., 4.500%, 04/15/26	1,000,000	1,004,862
		5,675,541
Property / Casualty Insurance (0.4%)
Arch Capital Finance LLC, 4.011%, 12/15/26	1,000,000	1,014,391
Real Estate Investment Trust — Diversified (0.3%)
Retail Properties of America, Inc., 4.000%, 03/15/25	1,000,000	957,788
Real Estate Investment Trust — Health Care (0.3%)
Healthcare Realty Trust, Inc., 3.875%, 05/01/25	1,000,000	986,042
Real Estate Investment Trust — Office Property (0.2%)
Alexandria Real Estate Equities, Inc., 4.500%, 07/30/29	500,000	500,281
Real Estate Investment Trust — Residential (0.3%)
UDR, Inc., 4.000%, 10/01/25	750,000	767,695
Real Estate Investment Trust — Shopping Centers (0.1%)
Retail Opportunity Investments Partnership L.P., 5.000%, 12/15/23	250,000	256,091
Real Estate Investment Trust — Single Tenant (0.4%)
Select Income REIT, 4.500%, 02/01/25	750,000	724,846
Tanger Properties L.P., 3.875%, 12/01/23	500,000	507,077
		1,231,923
Real Estate Investment Trust — Storage (0.2%)
CubeSmart L.P., 4.375%, 12/15/23	500,000	523,742
Specialized REITs (0.8%)
American Tower Corp., 3.375%, 10/15/26	1,000,000	946,691
Essex Portfolio L.P., 3.500%, 04/01/25	1,000,000	984,904
HCP, Inc., 4.250%, 11/15/23	250,000	256,722
		2,188,317
	Principal	Value(a)
Health Care (3.4%)
Biotechnology (0.5%)
Amgen, Inc., 5.700%, 02/01/19	$250,000	$268,703
Celgene Corp., 3.875%, 08/15/25	1,000,000	1,014,310
		1,283,013
Health Care Equipment & Supplies (0.7%)
St Jude Medical, Inc. 3.875%, 09/15/25	750,000	755,596
4.750%, 04/15/43	250,000	244,700
Zimmer Biomet Holdings, Inc., 3.550%, 04/01/25	1,000,000	973,987
		1,974,283
Health Care Providers & Services (0.5%)
Laboratory Corp. of America Holdings, 4.000%, 11/01/23	250,000	256,136
UnitedHealth Group, Inc. 2.750%, 02/15/23	250,000	248,610
3.750%, 07/15/25 (b)	1,000,000	1,035,234
		1,539,980
Pharmaceuticals (1.7%)
AbbVie, Inc., 3.600%, 05/14/25	1,000,000	990,488
Actavis Funding SCS, 3.800%, 03/15/25 (f)	670,000	670,789
Bristol-Myers Squibb Co., 3.250%, 11/01/23	500,000	517,372
Cardinal Health, Inc., 3.750%, 09/15/25	1,000,000	1,032,827
Mead Johnson Nutrition Co., 5.900%, 11/01/39	1,000,000	1,130,097
Mylan, Inc., 4.200%, 11/29/23	500,000	500,603
		4,842,176
Industrials (3.9%)
Aerospace & Defense (0.5%)
Harris Corp., 3.832%, 04/27/25	1,000,000	1,015,868
Rockwell Collins, Inc., 3.700%, 12/15/23 (b)	500,000	511,826
		1,527,694
Electrical Equipment (0.6%)
Flex. Ltd., 4.750%, 06/15/25 (f)	1,000,000	1,058,021
Trimble, Inc., 4.750%, 12/01/24	750,000	759,505
		1,817,526
Electronic Parts Distributions (0.5%)
Avnet, Inc., 3.750%, 12/01/21	1,500,000	1,509,269

See accompanying notes to financial statements.

SFT Advantus Dynamic Managed Volatility Fund
(formerly SFT Advantus Managed Volatility Fund)
Investments in Securities – continued

	Principal	Value(a)
Environmental Control (0.4%)
Waste Management, Inc., 3.900%, 03/01/35	$1,000,000	$994,198
Machinery (0.6%)
Caterpillar Financial Services Corp., 3.750%, 11/24/23	750,000	787,815
CNH Industrial Capital LLC, 3.875%, 07/16/18	750,000	762,188
		1,550,003
Miscellaneous Manufacturing (0.5%)
Textron, Inc. 3.875%, 03/01/25	750,000	754,123
4.300%, 03/01/24	500,000	518,633
		1,272,756
Road & Rail (0.1%)
Kansas City Southern, 4.300%, 05/15/43	250,000	230,611
Tools-Hand Held (0.3%)
Stanley Black & Decker, Inc., 2.451%, 11/17/18	800,000	806,855
Transportation (0.1%)
Burlington Northern Santa Fe LLC, 3.750%, 04/01/24	350,000	367,943
Trucking & Leasing (0.3%)
GATX Corp., 3.250%, 03/30/25	1,000,000	960,933
Information Technology (2.0%)
Communications Equipment (0.5%)
Juniper Networks, Inc., 4.500%, 03/15/24	500,000	511,292
QUALCOMM, Inc., 4.650%, 05/20/35	1,000,000	1,057,121
		1,568,413
Computers (0.4%)
Apple, Inc., 4.375%, 05/13/45 (b)	1,000,000	1,027,322
Internet Software & Services (0.3%)
eBay, Inc., 3.450%, 08/01/24	750,000	738,304
IT Services (0.5%)
The Western Union Co., 3.350%, 05/22/19	500,000	510,014
Total System Services, Inc., 4.800%, 04/01/26	750,000	808,141
		1,318,155
Software (0.3%)
Fiserv, Inc., 3.850%, 06/01/25	1,000,000	1,017,036
	Principal	Value(a)
Materials (1.0%)
Chemicals (1.0%)
Potash Corp. of Saskatchewan, Inc., 3.000%, 04/01/25 (f)	$1,000,000	$942,921
The Dow Chemical Co., 3.500%, 10/01/24	750,000	756,545
The Mosaic Co., 5.450%, 11/15/33	200,000	198,361
The Valspar Corp., 3.950%, 01/15/26	1,000,000	999,704
		2,897,531
Telecommunication Services (0.7%)
Diversified Telecommunication Services (0.7%)
AT&T, Inc. 4.350%, 06/15/45	250,000	222,758
4.500%, 05/15/35	1,000,000	966,166
4.600%, 02/15/21	750,000	793,259
		1,982,183
Transportation (1.2%)
Airlines (0.8%)
American Airlines 2015-2 Class A Pass Through Trust, 4.000%, 09/22/27	976,352	990,997
British Airways 2013-1 Class A Pass Through Trust, 4.625%, 06/20/24 (d)	889,221	945,908
United Airlines 2013-1 Class A Pass Through Trust, 4.300%, 08/15/25	225,539	232,305
		2,169,210
Transport — Rail (0.4%)
Norfolk Southern Corp., 3.850%, 01/15/24	500,000	520,639
Union Pacific Corp., 3.750%, 03/15/24	500,000	525,148
		1,045,787
Utilities (1.2%)
Electric Utilities (0.4%)
Entergy Louisiana LLC, 3.300%, 12/01/22	250,000	251,857
Oglethorpe Power Corp., 4.250%, 04/01/46	800,000	764,806
PPL Capital Funding, Inc., 3.400%, 06/01/23	250,000	251,703
		1,268,366
Electric — Integrated (0.1%)
Berkshire Hathaway Energy Co., 3.750%, 11/15/23	250,000	261,426
Multi-Utilities (0.5%)
Dominion Gas Holdings LLC, 3.550%, 11/01/23	250,000	252,981
National Fuel Gas Co., 5.200%, 07/15/25	1,000,000	1,038,597
		1,291,578

See accompanying notes to financial statements.

SFT Advantus Dynamic Managed Volatility Fund
(formerly SFT Advantus Managed Volatility Fund)
Investments in Securities – continued

	Shares/ Contracts	Principal/ Value(a)
Water Utilities (0.2%)
Aquarion Co., 4.000%, 08/15/24 (c) (d)	$500,000	$499,371
Total corporate obligations (cost: $92,399,897)		92,808,289
Total long-term debt securities (cost: $97,672,095)		98,045,891
Purchased Options (0.0%)
Put Option Purchased (0.0%)
SPDR S&P 500 ETF Trust, $180.00, 02/17/17	261	3,393
Call Option Purchased (0.0%)
CBOE SPX Volatility Index, $28.00, 02/15/17	450	18,000
Total purchased options (cost: $53,409)		21,393
Mutual Funds (50.5%)
Investment Companies (50.5%)
iShares iBoxx $ Investment Grade Corporate Bond ETF	44,500	5,214,510
SFT Advantus Index 500 Fund (g)	14,224,618	124,400,586
SPDR S&P 500 ETF Trust (b)	36,170	8,085,080
Vanguard S&P 500 ETF	20,175	4,142,129
Total mutual funds (cost: $123,653,386)		141,842,305
Short-Term Securities (14.3%)
Investment Companies (14.3%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.420%	40,259,436	40,259,436
Total short-term securities (cost: $40,259,436)		40,259,436
Total investments in securities (cost: $261,638,326) (h)		280,169,025
Cash and other assets in excess of liabilities (0.3%)		831,048
Total net assets (100.0%)		$281,000,073

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Fully or partially pledged as initial margin deposits on open futures or options contracts.

Holdings of Open Futures Contracts

On December 31, 2016, securities with an aggregate market value of $9,274,045 have been pledged to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note	March 2017	200	Short	$136,888
S&P 500® Index Future	March 2017	153	Long	1,371,566
		353		$1,508,454

(c)  Illiquid security. (See Note 3.)

(d)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program. This security has been determined to be liquid unless otherwise indicated.

(e)  Variable rate security.

(f)  Foreign security: The Fund held 2.2% of net assets in foreign securities at December 31, 2016.

(g)  Affiliated security.

(h)  At December 31, 2016 the cost of securities for federal income tax purposes was $261,663,935. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$19,558,209
Gross unrealized depreciation	(1,053,119)
Net unrealized appreciation	$18,505,090

Holdings of Open Written Options Contracts

Call Options Contracts	Contracts	Expiration Date	Exercise Price	Value(a)
SPDR S&P 500 ETF Trust	261	February 2017	205.00	$(19,706)

See accompanying notes to financial statements.

SFT Advantus Government Money Market Fund
(formerly SFT Advantus Money Market Fund)
Investments in Securities

December 31, 2016

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
U.S. Government Obligations (97.6%)
Discount Notes (61.7%)
Federal Farm Credit Bank, 0.426%, 01/26/17 (b)	$5,000,000	$4,998,542
Federal Home Loan Bank 0.375%, 01/05/17 (b)	2,000,000	1,999,918
0.375%, 01/09/17 (b)	9,600,000	9,599,211
0.410%, 01/13/17 (b)	4,600,000	4,599,380
0.426%, 01/06/17 (b)	4,700,000	4,699,726
0.457%, 01/20/17 (b)	4,600,000	4,598,907
0.467%, 01/11/17 (b)	7,000,000	6,999,106
0.497%, 02/08/17 (b)	1,500,000	1,499,224
0.517%, 02/03/17 (b)	5,000,000	4,997,662
0.641%, 05/19/17 (b)	3,000,000	2,992,755
Federal Home Loan Mortgage Corporation, 0.406%, 01/18/17 (b)	1,000,000	999,811
		47,984,242
U.S. Treasury (35.9%)
U.S. Treasury Note 0.633%, 07/31/17 (c)	9,000,000	9,003,964
0.640%, 01/31/17 (c)	5,300,000	5,300,811
0.724%, 10/31/17 (c)	13,600,000	13,619,742
		27,924,517
Total U.S. government obligations (cost: $75,908,759)		75,908,759
	Shares	Value(a)
Investment Companies (2.8%)
State Street Institutional US Government Money Market Fund, current rate 0.420%	123,393	$123,393
STIT-Government & Agency Portfolio, current rate 0.430%	2,035,000	2,035,000
Total investment companies (cost: $2,158,393)		2,158,393
Total investments in securities (cost: $78,067,152) (d)		78,067,152
Liabilities in excess of cash and other assets (-0.4%)		(272,358)
Total net assets (100.0%)		$77,794,794

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Rate represents annualized yield at date of purchase.

(c)  Variable rate security.

(d)  Also represents the cost of securities for federal income tax purposes at December 31, 2016.

See accompanying notes to financial statements.

SFT Advantus Index 400 Mid-Cap Fund
Investments in Securities

December 31, 2016

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (92.2%)
Consumer Discretionary (10.4%)
Auto Components (0.5%)
Dana, Inc.	17,875	$339,267
Gentex Corp.	35,608	701,122
		1,040,389
Automobiles (0.3%)
Thor Industries, Inc.	5,947	594,997
Distributors (0.2%)
Pool Corp.	5,095	531,612
Diversified Consumer Services (0.6%)
DeVry Education Group, Inc.	7,082	220,958
Graham Holdings Co. – Class B	618	316,385
Service Corp. International/US	23,674	672,342
Sotheby's (b)	5,727	228,278
		1,437,963
Hotels, Restaurants & Leisure (2.5%)
Brinker International, Inc.	6,171	305,650
Buffalo Wild Wings, Inc. (b)	2,280	352,032
Churchill Downs, Inc.	1,556	234,100
Cracker Barrel Old Country Store, Inc.	2,999	500,773
Domino's Pizza, Inc.	5,976	951,618
Dunkin' Brands Group, Inc.	11,400	597,816
International Speedway Corp. – Class A	3,215	118,312
Jack in the Box, Inc.	4,041	451,137
Panera Bread Co. – Class A (b)	2,761	566,253
Papa John's International, Inc.	3,301	282,500
Texas Roadhouse, Inc.	7,975	384,714
The Cheesecake Factory, Inc.	5,404	323,592
The Wendy's Co.	24,916	336,864
		5,405,361
Household Durables (1.4%)
CalAtlantic Group, Inc.	9,031	307,144
Helen of Troy, Ltd. (b)	3,464	292,535
KB Home	10,339	163,460
NVR, Inc. (b)	447	746,043
Tempur Sealy International, Inc. (b)	6,185	422,312
Toll Brothers, Inc. (b)	18,547	574,957
TRI Pointe Group, Inc. (b)	18,103	207,822
Tupperware Brands Corp.	6,283	330,612
		3,044,885
Internet & Direct Marketing Retail (0.1%)
HSN, Inc.	3,862	132,467
Leisure Equipment & Products (0.7%)
Brunswick Corp.	11,147	607,957
Polaris Industries, Inc.	7,405	610,098
Vista Outdoor, Inc. (b)	7,255	267,710
		1,485,765
	Shares	Value(a)
Media (1.2%)
AMC Networks, Inc. – Class A (b)	7,292	$381,663
Cable One, Inc.	628	390,447
Cinemark Holdings, Inc.	13,142	504,127
John Wiley & Sons, Inc. – Class A	5,584	304,328
Live Nation Entertainment, Inc. (b)	16,434	437,144
Meredith Corp.	4,447	263,040
The New York Times Co. – Class A	15,139	201,349
Time, Inc.	12,311	219,751
		2,701,849
Multiline Retail (0.3%)
Big Lots, Inc.	5,532	277,762
JC Penney Co., Inc. (b)	38,317	318,414
		596,176
Specialty Retail (2.0%)
Aaron's, Inc.	7,841	250,834
American Eagle Outfitters, Inc.	21,248	322,332
Cabela's, Inc. (b)	6,383	373,725
Chico's FAS, Inc.	15,960	229,664
CST Brands, Inc.	9,407	452,947
Dick's Sporting Goods, Inc.	10,929	580,330
GameStop Corp. – Class A	12,589	317,998
Kate Spade & Co. (b)	15,924	297,301
Murphy USA, Inc. (b)	4,485	275,693
Office Depot, Inc.	65,670	296,828
Restoration Hardware Holdings, Inc. (b)	4,756	146,009
Sally Beauty Holdings, Inc. (b)	17,900	472,918
Williams-Sonoma, Inc.	10,122	489,804
		4,506,383
Textiles, Apparel & Luxury Goods (0.6%)
Carter's, Inc.	6,049	522,573
Deckers Outdoor Corp. (b)	3,987	220,840
Fossil Group, Inc. (b)	5,204	134,576
Skechers U.S.A., Inc. – Class A (b)	16,571	407,315
		1,285,304
Consumer Staples (4.0%)
Beverages (0.1%)
The Boston Beer Co., Inc. – Class A (b)	1,130	191,930
Food & Staples Retailing (0.5%)
Casey's General Stores, Inc.	4,829	574,071
Sprouts Farmers Market, Inc. (b)	16,628	314,602
United Natural Foods, Inc. (b)	6,276	299,491
		1,188,164

See accompanying notes to financial statements.

SFT Advantus Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Food Products (2.8%)
Dean Foods Co.	11,247	$244,960
Flowers Foods, Inc.	22,709	453,499
Ingredion, Inc.	8,998	1,124,390
Lamb Weston Holdings, Inc. (b)	17,238	652,458
Lancaster Colony Corp.	2,457	347,395
Post Holdings, Inc. (b)	8,063	648,185
Snyder's-Lance, Inc.	10,636	407,784
The Hain Celestial Group, Inc. (b)	12,857	501,809
Tootsie Roll Industries, Inc.	2,074	82,441
TreeHouse Foods, Inc. (b)	7,050	508,939
WhiteWave Foods Co. – Class A (b)	22,026	1,224,646
		6,196,506
Household Products (0.2%)
Energizer Holdings, Inc.	7,673	342,293
Personal Products (0.4%)
Avon Products, Inc. (b)	54,376	274,055
Edgewell Personal Care Co. (b)	7,189	524,725
		798,780
Energy (3.3%)
Energy Equipment & Services (1.5%)
Diamond Offshore Drilling, Inc. (b)	8,012	141,812
Dril-Quip, Inc. (b)	4,670	280,434
Ensco PLC – Class A (c)	37,673	366,182
Nabors Industries, Ltd.	35,225	577,690
Noble Corp. PLC (c)	30,230	178,962
Oceaneering International, Inc.	12,188	343,823
Oil States International, Inc. (b)	6,385	249,015
Patterson-UTI Energy, Inc.	18,407	495,516
Rowan Cos., PLC – Class A (b)	15,590	294,495
Superior Energy Services, Inc.	18,859	318,340
		3,246,269
Oil, Gas & Consumable Fuels (1.8%)
Consol Energy, Inc.	21,957	400,276
Denbury Resources, Inc. (b)	49,515	182,215
Gulfport Energy Corp. (b)	19,272	417,046
HollyFrontier Corp.	21,850	715,806
QEP Resources, Inc. (b)	29,773	548,121
SM Energy Co.	11,977	412,967
Western Refining, Inc.	9,837	372,331
World Fuel Services Corp.	8,757	402,034
WPX Energy, Inc. (b)	42,811	623,756
		4,074,552
Financial (15.8%)
Capital Markets (3.4%)
CBOE Holdings, Inc.	10,102	746,437
Eaton Vance Corp.	14,097	590,382
Factset Research Systems, Inc.	4,951	809,142
	Shares	Value(a)
Federated Investors, Inc. – Class B	11,559	$326,889
Janus Capital Group, Inc.	17,703	234,919
Legg Mason, Inc.	11,170	334,095
MarketAxess Holdings, Inc.	4,649	683,031
MSCI, Inc.	11,698	921,568
Raymond James Financial, Inc.	15,703	1,087,747
SEI Investments Co.	16,703	824,460
Stifel Financial Corp. (b)	8,234	411,288
Waddell & Reed Financial, Inc. – Class A	10,292	200,797
WisdomTree Investments, Inc.	14,239	158,622
		7,329,377
Commercial Banks (6.7%)
Associated Banc-Corp.	18,403	454,554
BancorpSouth, Inc.	10,592	328,882
Bank of Hawaii Corp.	5,212	462,252
Bank of the Ozarks, Inc.	11,292	593,846
Cathay General Bancorp	9,216	350,485
Chemical Financial Corp.	8,767	474,908
Commerce Bancshares, Inc.	10,840	626,649
Cullen/Frost Bankers, Inc.	6,964	614,434
East West Bancorp, Inc.	17,916	910,670
First Horizon National Corp.	28,987	580,030
FNB Corp.	25,935	415,738
Fulton Financial Corp.	21,535	404,858
Hancock Holding Co.	10,361	446,559
International Bancshares Corp.	7,214	294,331
MB Financial, Inc.	8,829	416,994
PacWest Bancorp	14,949	813,824
PrivateBancorp, Inc.	9,903	536,644
Prosperity Bancshares, Inc.	8,635	619,820
Signature Bank (b)	6,672	1,002,134
SVB Financial Group (b)	6,474	1,111,327
Synovus Financial Corp.	15,199	624,375
TCF Financial Corp.	21,252	416,327
Trustmark Corp.	8,405	299,638
UMB Financial Corp.	5,420	417,990
Umpqua Holdings Corp.	27,368	513,971
Valley National Bancorp	31,634	368,220
Webster Financial Corp.	11,400	618,792
		14,718,252
Consumer Finance (0.3%)
SLM Corp. (b)	53,227	586,562
Insurance (4.8%)
Alleghany Corp. (b)	1,969	1,197,388
American Financial Group, Inc.	9,066	798,896
Aspen Insurance Holdings, Ltd. (c)	7,484	411,620
Brown & Brown, Inc.	14,289	641,005
CNO Financial Group, Inc.	21,569	413,046
Endurance Specialty Holdings, Ltd. (c)	7,982	737,537
Everest Re Group, Ltd. (c)	5,127	1,109,483
First American Financial Corp.	13,649	499,963

See accompanying notes to financial statements.

SFT Advantus Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Genworth Financial, Inc. – Class A (b)	61,940	$235,991
Kemper Corp.	6,043	267,705
Mercury General Corp.	4,533	272,932
Old Republic International Corp.	30,352	576,688
Primerica, Inc.	5,597	387,033
Reinsurance Group of America, Inc.	7,980	1,004,123
RenaissanceRe Holdings, Ltd. (c)	5,116	696,901
The Hanover Insurance Group, Inc.	5,202	473,434
WR Berkley Corp.	12,067	802,576
		10,526,321
Thrifts & Mortgage Finance (0.6%)
New York Community Bancorp, Inc.	60,534	963,096
Washington Federal, Inc.	11,071	380,289
		1,343,385
Health Care (7.0%)
Biotechnology (0.4%)
United Therapeutics Corp. (b)	5,291	758,888
Health Care Equipment & Supplies (3.5%)
ABIOMED, Inc. (b)	5,014	564,977
Align Technology, Inc. (b)	9,310	894,970
Globus Medical, Inc. (b)	8,939	221,777
Halyard Health, Inc. (b)	5,800	214,484
Hill-Rom Holdings, Inc.	7,432	417,232
IDEXX Laboratories, Inc. (b)	11,143	1,306,740
LivaNova PLC (b) (c)	5,375	241,714
NuVasive, Inc. (b)	6,257	421,471
ResMed, Inc.	17,520	1,087,116
STERIS PLC (c)	10,515	708,606
Teleflex, Inc.	5,480	883,102
West Pharmaceutical Services, Inc.	9,095	771,529
		7,733,718
Health Care Providers & Services (1.7%)
HealthSouth Corp.	11,160	460,238
LifePoint Health, Inc. (b)	4,908	278,774
Mednax, Inc. (b)	11,512	767,390
Molina Healthcare, Inc. (b)	5,296	287,361
Owens & Minor, Inc.	7,644	269,757
Tenet Healthcare Corp. (b)	9,906	147,005
VCA, Inc. (b)	10,084	692,267
WellCare Health Plans, Inc. (b)	5,504	754,488
		3,657,280
Health Care Technology (0.1%)
Allscripts Healthcare Solutions, Inc. (b)	23,003	234,861
Life Sciences Tools & Services (0.8%)
Bio-Rad Laboratories, Inc. – Class A (b)	2,627	478,849
Bio-Techne Corp.	4,637	476,823
	Shares	Value(a)
Charles River Laboratories International, Inc. (b)	5,882	$448,150
PAREXEL International Corp. (b)	6,620	435,066
		1,838,888
Pharmaceuticals (0.5%)
Akorn, Inc. (b)	10,895	237,838
Catalent, Inc. (b)	15,504	417,988
Prestige Brands Holdings, Inc. (b)	6,578	342,714
		998,540
Industrials (13.9%)
Aerospace & Defense (2.0%)
BE Aerospace, Inc.	12,627	760,019
Curtiss-Wright Corp.	5,497	540,685
Esterline Technologies Corp. (b)	3,675	327,810
Huntington Ingalls Industries, Inc.	5,794	1,067,197
KLX, Inc. (b)	6,548	295,380
Orbital ATK, Inc.	7,277	638,411
Teledyne Technologies, Inc. (b)	4,342	534,066
Triumph Group, Inc.	6,158	163,187
		4,326,755
Airlines (0.4%)
JetBlue Airways Corp. (b)	40,235	902,069
Building Products (0.7%)
AO Smith Corp.	18,356	869,157
Lennox International, Inc.	4,800	735,216
		1,604,373
Commercial Services & Supplies (1.3%)
Clean Harbors, Inc. (b)	6,491	361,224
Copart, Inc. (b)	12,674	702,266
Deluxe Corp.	6,039	432,453
Herman Miller, Inc.	7,454	254,927
HNI Corp.	5,535	309,517
MSA Safety, Inc.	3,877	268,793
Rollins, Inc.	11,912	402,387
		2,731,567
Construction & Engineering (1.1%)
AECOM (b)	19,133	695,676
Dycom Industries, Inc. (b)	3,910	313,934
EMCOR Group, Inc.	7,537	533,318
Granite Construction, Inc.	4,922	270,710
KBR, Inc.	17,731	295,931
Valmont Industries, Inc.	2,747	387,052
		2,496,621
Electrical Equipment (1.1%)
Belden, Inc.	5,237	391,570
EnerSys	5,397	421,506
Hubbell, Inc.	6,398	746,646
Regal Beloit Corp.	5,563	385,238
Woodward, Inc.	6,893	475,962
		2,420,922

See accompanying notes to financial statements.

SFT Advantus Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Industrial Conglomerates (0.4%)
Carlisle Cos., Inc.	8,016	$884,085
Machinery (4.4%)
AGCO Corp.	8,293	479,833
CLARCOR, Inc.	6,042	498,284
Crane Co.	6,196	446,856
Donaldson Co., Inc.	16,412	690,617
Graco, Inc.	6,920	574,983
IDEX Corp.	9,475	853,318
ITT, Inc.	10,961	422,766
Joy Global, Inc.	12,200	341,600
Kennametal, Inc.	9,934	310,537
Lincoln Electric Holdings, Inc.	7,695	589,976
Nordson Corp.	6,610	740,650
Oshkosh Corp.	9,254	597,901
Terex Corp.	13,125	413,831
The Toro Co.	13,585	760,081
Timken Co.	8,704	345,549
Trinity Industries, Inc.	18,923	525,302
Wabtec Corp.	11,070	919,031
		9,511,115
Marine (0.2%)
Kirby Corp. (b)	6,693	445,084
Professional Services (0.6%)
CEB, Inc.	4,005	242,703
FTI Consulting, Inc. (b)	5,266	237,391
Manpowergroup, Inc.	8,241	732,378
		1,212,472
Road & Rail (1.0%)
Avis Budget Group, Inc. (b)	10,923	400,655
Genesee & Wyoming, Inc. – Class A (b)	7,641	530,362
Landstar System, Inc.	5,126	437,248
Old Dominion Freight Line, Inc. (b)	8,606	738,309
Werner Enterprises, Inc.	5,552	149,626
		2,256,200
Trading Companies & Distributors (0.7%)
GATX Corp.	4,958	305,313
MSC Industrial Direct Co. – Class A	5,549	512,672
Now, Inc. (b)	13,357	273,418
Watsco, Inc.	3,223	477,391
		1,568,794
Information Technology (16.1%)
Communications Equipment (1.4%)
ARRIS International PLC (b)	23,698	714,021
Brocade Communications Systems, Inc.	50,002	624,525
Ciena Corp. (b)	17,318	422,732
InterDigital, Inc.	4,187	382,482
NetScout Systems, Inc. (b)	11,381	358,502
Plantronics, Inc.	4,137	226,542
ViaSat, Inc. (b)	6,401	423,874
		3,152,678
	Shares	Value(a)
Computers & Peripherals (0.5%)
3D Systems Corp. (b)	13,266	$176,305
Diebold Nixdorf, Inc.	9,338	234,851
NCR Corp. (b)	15,423	625,557
		1,036,713
Electronic Equipment, Instruments & Components (3.2%)
Arrow Electronics, Inc. (b)	11,098	791,288
Avnet, Inc.	15,862	755,190
Cognex Corp.	10,647	677,362
IPG Photonics Corp. (b)	4,535	447,650
Jabil Circuit, Inc.	23,064	545,925
Keysight Technologies, Inc. (b)	21,120	772,358
Knowles Corp. (b)	11,027	184,261
Littelfuse, Inc.	2,842	431,330
National Instruments Corp.	13,138	404,913
SYNNEX Corp.	3,610	436,882
Tech Data Corp. (b)	4,377	370,644
Trimble, Inc. (b)	31,143	938,962
Vishay Intertechnology, Inc.	16,635	269,487
		7,026,252
Internet Software & Services (0.4%)
comScore, Inc. (b)	5,613	177,258
j2 Global, Inc.	5,967	488,101
WebMD Health Corp. (b)	4,615	228,766
		894,125
IT Services (3.6%)
Acxiom Corp. (b)	9,628	258,030
Broadridge Financial Solutions, Inc.	14,799	981,174
Computer Sciences Corp.	17,501	1,039,909
Convergys Corp.	11,853	291,110
CoreLogic, Inc. (b)	10,661	392,645
DST Systems, Inc.	3,970	425,385
Gartner, Inc. – Class A (b)	10,267	1,037,686
Jack Henry & Associates, Inc.	9,706	861,699
Leidos Holdings, Inc.	17,753	907,888
MAXIMUS, Inc.	8,050	449,109
NeuStar, Inc. – Class A (b)	6,782	226,519
Science Applications International Corp.	5,571	472,421
WEX, Inc. (b)	4,786	534,118
		7,877,693
Office Electronics (0.3%)
Zebra Technologies Corp. – Class A (b)	6,561	562,671
Semiconductors & Semiconductor Equipment (2.7%)
Advanced Micro Devices, Inc. (b)	94,460	1,071,176
Cirrus Logic, Inc. (b)	7,918	447,684
Cree, Inc. (b)	12,391	326,998
Cypress Semiconductor Corp.	39,918	456,662
Integrated Device Technology, Inc. (b)	16,659	392,486
Intersil Corp. – Class A	17,012	379,368
Microsemi Corp. (b)	14,249	769,019

See accompanying notes to financial statements.

SFT Advantus Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Monolithic Power Systems, Inc.	4,650	$380,975
Silicon Laboratories, Inc. (b)	5,188	337,220
Synaptics, Inc. (b)	4,252	227,822
Teradyne, Inc.	25,008	635,203
Versum Materials, Inc. (b)	13,506	379,113
		5,803,726
Software (3.9%)
ACI Worldwide, Inc. (b)	14,577	264,573
ANSYS, Inc. (b)	10,762	995,377
Cadence Design Systems, Inc. (b)	35,581	897,353
CDK Global, Inc.	18,580	1,109,040
CommVault Systems, Inc. (b)	5,235	269,079
Fair Isaac Corp.	3,776	450,175
Fortinet, Inc. (b)	18,280	550,594
Manhattan Associates, Inc. (b)	8,847	469,156
Mentor Graphics Corp.	13,611	502,110
PTC, Inc. (b)	14,367	664,761
Synopsys, Inc. (b)	18,809	1,107,098
The Ultimate Software Group, Inc. (b)	3,597	655,913
Tyler Technologies, Inc. (b)	4,142	591,353
		8,526,582
Technology Hardware & Equipment (0.1%)
VeriFone Systems, Inc. (b)	13,791	244,514
Materials (6.8%)
Chemicals (2.6%)
Ashland Global Holdings, Inc.	7,727	844,484
Cabot Corp.	7,747	391,533
Minerals Technologies, Inc.	4,341	335,342
NewMarket Corp.	1,205	510,727
Olin Corp.	20,540	526,029
PolyOne Corp.	10,412	333,601
RPM International, Inc.	16,576	892,286
Sensient Technologies Corp.	5,536	435,019
The Scotts Miracle-Gro Co. – Class A	5,487	524,283
Valspar Corp.	9,073	940,054
		5,733,358
Construction Materials (0.3%)
Eagle Materials, Inc.	5,993	590,490
Containers & Packaging (1.6%)
Aptargroup, Inc.	7,791	572,249
Bemis Co., Inc.	11,646	556,912
Greif, Inc. – Class A	3,121	160,139
Owens-Illinois, Inc. (b)	20,158	350,951
Packaging Corp. of America	11,606	984,421
Silgan Holdings, Inc.	4,586	234,711
Sonoco Products Co.	12,409	653,954
		3,513,337
Metals & Mining (2.0%)
Allegheny Technologies, Inc.	13,538	215,660
Carpenter Technology Corp.	5,793	209,533
	Shares	Value(a)
Commercial Metals Co.	14,360	$312,761
Compass Minerals International, Inc.	4,199	328,991
Reliance Steel & Aluminum Co.	9,018	717,292
Royal Gold, Inc.	8,117	514,212
Steel Dynamics, Inc.	30,303	1,078,181
United States Steel Corp.	21,434	707,536
Worthington Industries, Inc.	5,445	258,311
		4,342,477
Paper & Forest Products (0.3%)
Domtar Corp.	7,778	303,575
Louisiana-Pacific Corp. (b)	17,676	334,607
		638,182
Real Estate (9.6%)
Diversified Real Estate Activities (0.1%)
Alexander & Baldwin, Inc.	5,726	256,926
Diversified REITs (0.3%)
Liberty Property Trust	18,269	721,626
Health Care REITs (0.9%)
Care Capital Properties, Inc.	10,434	260,850
Healthcare Realty Trust, Inc.	14,402	436,669
Medical Properties Trust, Inc.	39,802	489,565
Quality Care Properties, Inc. (b)	11,632	180,296
Senior Housing Properties Trust	29,523	558,870
		1,926,250
Hotels & Resort REITs (0.3%)
Hospitality Properties Trust	20,416	648,004
Industrial REITs (1.0%)
DCT Industrial Trust, Inc.	11,313	541,666
Duke Realty Corp.	44,083	1,170,844
First Industrial Realty Trust, Inc.	14,531	407,595
		2,120,105
Office REITs (1.9%)
Alexandria Real Estate Equities, Inc.	9,870	1,096,853
Corporate Office Properties Trust	11,777	367,678
Cousins Properties, Inc.	42,535	361,973
Douglas Emmett, Inc.	17,890	654,058
Highwoods Properties, Inc.	12,455	635,330
Kilroy Realty Corp.	11,460	839,101
Mack-Cali Realty Corp.	11,146	323,457
		4,278,450
Real Estate Management & Development (0.2%)
Jones Lang LaSalle, Inc.	5,618	567,643
Residential REITs (1.0%)
American Campus Communities, Inc.	16,418	817,124
Camden Property Trust	10,872	914,009
Education Realty Trust, Inc.	9,078	383,999
		2,115,132

See accompanying notes to financial statements.

SFT Advantus Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Retail REITs (1.9%)
Equity One, Inc.	11,544	$354,285
National Retail Properties, Inc.	18,285	808,197
Regency Centers Corp.	12,986	895,385
Tanger Factory Outlet Centers, Inc.	11,939	427,177
Taubman Centers, Inc.	7,510	555,214
Urban Edge Properties	11,404	313,724
Washington Prime Group, Inc.	23,045	239,899
Weingarten Realty Investors	14,643	524,073
		4,117,954
Specialized REITs (2.0%)
Communications Sales & Leasing, Inc.	17,426	442,794
CoreCivic, Inc.	14,609	357,336
EPR Properties	7,908	567,557
Lamar Advertising Co. – Class A	10,279	691,160
LaSalle Hotel Properties	14,055	428,256
Life Storage, Inc.	5,766	491,609
Omega Healthcare Investors, Inc.	24,253	758,149
Potlatch Corp.	5,035	209,708
Rayonier, Inc.	15,228	405,065
		4,351,634
Telecommunication Services (0.1%)
Wireless Telecommunication Services (0.1%)
Telephone & Data Systems, Inc.	11,617	335,383
Utilities (5.2%)
Electric Utilities (1.4%)
Great Plains Energy, Inc.	26,758	731,831
Hawaiian Electric Industries, Inc.	13,487	446,015
IDACORP, Inc.	6,264	504,565
PNM Resources, Inc.	9,899	339,536
Westar Energy, Inc.	17,621	992,943
		3,014,890
Gas Utilities (2.2%)
Atmos Energy Corp.	12,921	958,092
Energen Corp. (b)	12,064	695,731
National Fuel Gas Co.	10,584	599,478
New Jersey Resources Corp.	10,701	379,885
ONE GAS, Inc.	6,493	415,292
Southwest Gas Corp.	5,901	452,135
UGI Corp.	21,499	990,674
WGL Holdings, Inc.	6,361	485,217
		4,976,504
Multi-Utilities (1.3%)
Black Hills Corp.	6,605	405,151
MDU Resources Group, Inc.	24,273	698,334
NorthWestern Corp.	6,006	341,561
OGE Energy Corp.	24,820	830,229
Vectren Corp.	10,299	537,093
		2,812,368
	Shares	Value(a)
Water Utilities (0.3%)
Aqua America, Inc.	22,042	$662,142
Total common stocks (cost: $139,955,995)		201,735,583
Short-Term Securities (7.5%)
Investment Companies (7.5%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.420%	16,308,405	16,308,405
Total short-term securities (cost: $16,308,405)		16,308,405
Total investments in securities (cost: $156,264,400) (d)		218,043,988
Cash and other assets in excess of liabilities (0.3%)		653,716
Total net assets (100.0%)		$218,697,704

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Non-income producing security.

(c)  Foreign security: The Fund held 2.0% of net assets in foreign securities at December 31, 2016.

(d)  At December 31, 2016 the cost of securities for federal income tax purposes was $156,841,850. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$69,396,208
Gross unrealized depreciation	(8,194,070)
Net unrealized appreciation	$61,202,138

Holdings of Open Futures Contracts

On December 31, 2016, cash in the amount of $643,200 has been pledged to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Appreciation/ (Depreciation)
S&P Mid 400® E-Mini Index Future	March 2017	97	Long	$(289,325)
		97		$(289,325)

See accompanying notes to financial statements.

SFT Advantus Index 500 Fund
Investments in Securities

December 31, 2016

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (98.1%)
Consumer Discretionary (11.9%)
Auto Components (0.2%)
BorgWarner, Inc.	7,517	$296,471
Delphi Automotive PLC (b)	10,187	686,094
The Goodyear Tire & Rubber Co.	9,869	304,656
		1,287,221
Automobiles (0.5%)
Ford Motor Co.	147,706	1,791,674
General Motors Co.	52,497	1,828,995
Harley-Davidson, Inc.	6,627	386,619
		4,007,288
Distributors (0.1%)
Genuine Parts Co.	5,645	539,323
LKQ Corp. (c)	11,637	356,674
		895,997
Diversified Consumer Services (0.0%)
H&R Block, Inc.	7,856	180,609
Hotels, Restaurants & Leisure (1.5%)
Carnival Corp.	15,869	826,140
Chipotle Mexican Grill, Inc. (c)	1,149	433,541
Darden Restaurants, Inc.	4,658	338,730
Marriott International, Inc. – Class A	12,153	1,004,810
McDonald's Corp.	31,429	3,825,538
Royal Caribbean Cruises, Ltd.	6,325	518,903
Starbucks Corp.	55,080	3,058,042
Wyndham Worldwide Corp.	4,035	308,153
Wynn Resorts, Ltd.	3,042	263,163
Yum! Brands, Inc.	13,135	831,839
		11,408,859
Household Durables (0.6%)
DR Horton, Inc.	12,813	350,179
Garmin, Ltd. (b)	4,318	209,380
Harman International Industries, Inc.	2,661	295,797
Leggett & Platt, Inc.	4,996	244,204
Lennar Corp. – Class A	7,436	319,228
Mohawk Industries, Inc. (c)	2,380	475,238
Newell Brands, Inc.	18,225	813,746
PulteGroup, Inc.	11,265	207,051
Stanley Black & Decker, Inc.	5,735	657,747
Whirlpool Corp.	2,828	514,046
		4,086,616
Internet & Catalog Retail (2.3%)
Amazon.com, Inc. (c)	14,982	11,234,552
Expedia, Inc.	4,557	516,217
Netflix, Inc. (c)	16,216	2,007,541
The Priceline Group, Inc. (c)	1,876	2,750,329
TripAdvisor, Inc. (c)	4,230	196,145
		16,704,784
	Shares	Value(a)
Leisure Equipment & Products (0.1%)
Hasbro, Inc.	4,199	$326,640
Mattel, Inc.	12,866	354,459
		681,099
Media (3.0%)
CBS Corp. – Class B	14,834	943,739
Charter Communications, Inc. – Class A (c)	8,270	2,381,098
Comcast Corp. – Class A	90,201	6,228,379
Discovery Communications, Inc. – Class A (c)	5,706	156,401
Discovery Communications, Inc. – Class C (c)	8,348	223,559
News Corp. – Class A	14,392	164,932
News Corp. – Class B	4,530	53,454
Omnicom Group, Inc.	8,871	755,011
Scripps Networks Interactive, Inc. – Class A	3,542	252,793
TEGNA, Inc.	8,101	173,280
The Interpublic Group of Cos., Inc.	15,015	351,501
The Walt Disney Co.	55,412	5,775,039
Time Warner, Inc.	29,184	2,817,132
Twenty-First Century Fox, Inc. – Class A	40,071	1,123,591
Twenty-First Century Fox, Inc. – Class B	18,422	502,000
Viacom, Inc. – Class B	13,099	459,775
		22,361,684
Multiline Retail (0.5%)
Dollar General Corp.	9,619	712,479
Dollar Tree, Inc. (c)	8,902	687,057
Kohl's Corp.	6,678	329,760
Macy's, Inc.	11,471	410,777
Nordstrom, Inc.	4,395	210,652
Target Corp.	21,258	1,535,465
		3,886,190
Specialty Retail (2.4%)
Advance Auto Parts, Inc.	2,853	482,499
AutoNation, Inc. (c)	2,409	117,198
AutoZone, Inc. (c)	1,135	896,412
Bed Bath & Beyond, Inc.	5,733	232,989
Best Buy Co., Inc.	10,332	440,867
CarMax, Inc. (c)	7,168	461,548
Foot Locker, Inc.	5,070	359,412
L Brands, Inc.	9,085	598,156
Lowe's Cos., Inc.	32,920	2,341,270
O'Reilly Automotive, Inc. (c)	3,591	999,770
Ross Stores, Inc.	14,999	983,934
Signet Jewelers, Ltd.	2,633	248,187
Staples, Inc.	24,599	222,621
The Gap, Inc.	8,288	185,983
The Home Depot, Inc.	46,102	6,181,356
The TJX Cos., Inc.	24,671	1,853,532
Tiffany & Co.	4,076	315,605
Tractor Supply Co.	4,930	373,743

See accompanying notes to financial statements.

SFT Advantus Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Ulta Salon Cosmetics & Fragrance, Inc. (c)	2,218	$565,457
Urban Outfitters, Inc. (c)	3,266	93,016
		17,953,555
Textiles, Apparel & Luxury Goods (0.7%)
Coach, Inc.	10,610	371,562
Hanesbrands, Inc.	14,267	307,739
Michael Kors Holdings, Ltd. (b) (c)	6,216	267,164
NIKE, Inc. – Class B	50,568	2,570,371
PVH Corp.	2,990	269,818
Ralph Lauren Corp.	2,133	192,652
Under Armour, Inc. – Class A (c)	6,953	201,985
Under Armour, Inc. – Class C (c)	6,992	175,989
VF Corp.	12,507	667,248
		5,024,528
Consumer Staples (9.2%)
Beverages (2.0%)
Brown-Forman Corp. – Class B	6,898	309,858
Constellation Brands, Inc. – Class A	6,722	1,030,550
Dr Pepper Snapple Group, Inc.	6,972	632,151
Molson Coors Brewing Co. – Class B	7,020	683,116
Monster Beverage Corp. (c)	15,336	679,999
PepsiCo, Inc.	54,278	5,679,107
The Coca-Cola Co.	146,813	6,086,867
		15,101,648
Food & Staples Retailing (2.0%)
Costco Wholesale Corp.	16,556	2,650,781
CVS Health Corp.	40,325	3,182,046
Sysco Corp.	19,043	1,054,411
The Kroger Co.	35,732	1,233,111
Wal-Mart Stores, Inc.	56,990	3,939,149
Walgreens Boots Alliance, Inc.	32,338	2,676,293
Whole Foods Market, Inc.	12,020	369,735
		15,105,526
Food Products (1.6%)
Archer-Daniels-Midland Co.	21,776	994,075
Campbell Soup Co.	7,254	438,649
Conagra Brands, Inc.	15,663	619,472
General Mills, Inc.	22,381	1,382,474
Hormel Foods Corp.	10,212	355,480
Kellogg Co.	9,554	704,225
McCormick & Co., Inc.	4,354	406,359
Mead Johnson Nutrition Co.	6,991	494,683
Mondelez International, Inc. – Class A	58,449	2,591,044
The Hershey Co.	5,280	546,110
The JM Smucker Co.	4,381	561,031
The Kraft Heinz Co.	22,517	1,966,185
Tyson Foods, Inc. – Class A	10,996	678,233
		11,738,020
Household Products (1.8%)
Church & Dwight Co., Inc.	9,742	430,499
Clorox Co.	4,833	580,057
	Shares	Value(a)
Colgate-Palmolive Co.	33,648	$2,201,925
Kimberly-Clark Corp.	13,592	1,551,119
The Procter & Gamble Co.	101,275	8,515,202
		13,278,802
Personal Care (0.1%)
The Estee Lauder Cos., Inc. – Class A	8,434	645,116
Personal Products (0.1%)
Coty, Inc. – Class A	17,720	324,453
Tobacco (1.6%)
Altria Group, Inc.	73,736	4,986,028
Philip Morris International, Inc.	58,725	5,372,750
Reynolds American, Inc.	31,286	1,753,268
		12,112,046
Energy (7.3%)
Energy Equipment & Services (1.1%)
Baker Hughes, Inc.	16,001	1,039,585
FMC Technologies, Inc. (c)	8,541	303,462
Halliburton Co.	32,715	1,769,554
Helmerich & Payne, Inc.	4,036	312,386
National Oilwell Varco, Inc.	14,249	533,483
Schlumberger, Ltd.	52,612	4,416,777
Transocean, Ltd. (b) (c)	14,683	216,428
		8,591,675
Oil, Gas & Consumable Fuels (6.2%)
Anadarko Petroleum Corp.	21,152	1,474,929
Apache Corp.	14,305	907,938
Cabot Oil & Gas Corp.	17,573	410,505
Chesapeake Energy Corp. (c)	28,210	198,034
Chevron Corp.	71,450	8,409,665
Cimarex Energy Co.	3,640	494,676
Concho Resources, Inc. (c)	5,528	733,013
ConocoPhillips	46,800	2,346,552
Devon Energy Corp.	19,802	904,357
EOG Resources, Inc.	21,816	2,205,598
EQT Corp.	6,528	426,931
Exxon Mobil Corp.	156,935	14,164,953
Hess Corp.	10,080	627,883
Kinder Morgan, Inc.	72,608	1,503,712
Marathon Oil Corp.	32,034	554,509
Marathon Petroleum Corp.	19,923	1,003,123
Murphy Oil Corp.	6,054	188,461
Newfield Exploration Co. (c)	7,411	300,146
Noble Energy, Inc.	16,150	614,669
Occidental Petroleum Corp.	28,863	2,055,912
Phillips 66	16,708	1,443,738
Pioneer Natural Resources Co.	6,415	1,155,149
Range Resources Corp.	7,009	240,829
Southwestern Energy Co. (c)	18,563	200,852
Spectra Energy Corp.	26,516	1,089,542
Tesoro Corp.	4,407	385,392
The Williams Cos., Inc.	25,812	803,786
Valero Energy Corp.	17,131	1,170,390
		46,015,244
See accompanying notes to financial statements.

SFT Advantus Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Financial (14.5%)
Capital Markets (2.8%)
Affiliated Managers Group, Inc. (c)	2,069	$300,626
Ameriprise Financial, Inc.	5,981	663,532
BlackRock, Inc.	4,615	1,756,192
CME Group, Inc.	12,864	1,483,862
E*Trade Financial Corp. (c)	10,351	358,662
Franklin Resources, Inc.	13,131	519,725
Intercontinental Exchange, Inc.	22,545	1,271,989
Invesco, Ltd.	15,403	467,327
Moody's Corp.	6,340	597,672
Morgan Stanley	54,576	2,305,836
Nasdaq, Inc.	4,304	288,885
Northern Trust Corp.	8,038	715,784
S&P Global, Inc.	9,806	1,054,537
State Street Corp.	13,722	1,066,474
T Rowe Price Group, Inc.	9,213	693,370
The Bank of New York Mellon Corp.	40,015	1,895,911
The Charles Schwab Corp.	45,655	1,802,003
The Goldman Sachs Group, Inc.	13,996	3,351,342
		20,593,729
Commercial Banks (6.6%)
Bank of America Corp.	382,432	8,451,747
BB&T Corp.	30,705	1,443,749
Citigroup, Inc.	107,850	6,409,526
Citizens Financial Group, Inc.	19,372	690,224
Comerica, Inc.	6,518	443,941
Fifth Third Bancorp	28,596	771,234
Huntington Bancshares, Inc.	41,030	542,417
JPMorgan Chase & Co.	135,422	11,685,564
KeyCorp	40,834	746,037
M&T Bank Corp.	5,890	921,373
People's United Financial, Inc.	11,747	227,422
Regions Financial Corp.	46,587	668,989
SunTrust Banks, Inc.	18,574	1,018,784
The PNC Financial Services Group, Inc.	18,412	2,153,468
US Bancorp	60,465	3,106,087
Wells Fargo & Co.	171,065	9,427,392
Zions Bancorporation	7,657	329,557
		49,037,511
Consumer Finance (0.8%)
American Express Co.	29,096	2,155,432
Capital One Financial Corp.	18,253	1,592,392
Discover Financial Services	14,926	1,076,015
Navient Corp.	11,470	188,452
Synchrony Financial	29,678	1,076,421
		6,088,712
Diversified Financial Services (0.0%)
Leucadia National Corp.	12,167	282,883
Insurance (4.3%)
Aflac, Inc.	15,390	1,071,144
American International Group, Inc.	36,929	2,411,833
Aon PLC (b)	9,912	1,105,485
Arthur J Gallagher & Co.	6,670	346,573
Assurant, Inc.	2,140	198,720
	Shares	Value(a)
Berkshire Hathaway, Inc. – Class B (c)	71,909	$11,719,729
Chubb, Ltd. (b)	17,653	2,332,314
Cincinnati Financial Corp.	5,664	429,048
Hartford Financial Services Group, Inc.	14,295	681,157
Lincoln National Corp.	8,650	573,236
Loews Corp.	10,454	489,561
Marsh & McLennan Cos., Inc.	19,532	1,320,168
MetLife, Inc.	41,520	2,237,513
Principal Financial Group, Inc.	10,094	584,039
Prudential Financial, Inc.	16,274	1,693,472
The Allstate Corp.	13,936	1,032,936
The Progressive Corp.	21,897	777,344
The Travelers Cos., Inc.	10,750	1,316,015
Torchmark Corp.	4,194	309,349
Unum Group	8,692	381,840
Willis Towers Watson PLC (b)	4,908	600,150
XL Group, Ltd. (b)	10,182	379,381
		31,991,007
Health Care (13.4%)
Biotechnology (2.7%)
AbbVie, Inc.	61,493	3,850,692
Alexion Pharmaceuticals, Inc. (c)	8,537	1,044,502
Amgen, Inc.	28,154	4,116,396
Biogen, Inc. (c)	8,232	2,334,430
Celgene Corp. (c)	29,373	3,399,925
Gilead Sciences, Inc.	49,811	3,566,966
Regeneron Pharmaceuticals, Inc. (c)	2,855	1,048,042
Vertex Pharmaceuticals, Inc. (c)	9,400	692,498
		20,053,451
Health Care Equipment & Supplies (2.4%)
Abbott Laboratories	55,720	2,140,205
Baxter International, Inc.	18,513	820,866
Becton Dickinson and Co.	8,091	1,339,465
Boston Scientific Corp. (c)	51,464	1,113,166
CR Bard, Inc.	2,810	631,295
Danaher Corp.	22,983	1,788,997
DENTSPLY SIRONA, Inc.	8,652	499,480
Edwards Lifesciences Corp. (c)	8,077	756,815
Hologic, Inc. (c)	10,492	420,939
Intuitive Surgical, Inc. (c)	1,538	975,354
Medtronic PLC (b)	51,964	3,701,396
St Jude Medical, Inc.	10,843	869,500
Stryker Corp.	11,726	1,404,892
The Cooper Cos., Inc.	1,840	321,871
Varian Medical Systems, Inc. (c)	3,527	316,654
Zimmer Biomet Holdings, Inc.	7,629	787,313
		17,888,208
Health Care Providers & Services (2.6%)
Aetna, Inc.	13,261	1,644,497
AmerisourceBergen Corp.	6,334	495,255
Anthem, Inc.	9,975	1,434,106
Cardinal Health, Inc.	12,049	867,167
Centene Corp. (c)	6,390	361,099
Cigna Corp.	9,745	1,299,886
DaVita, Inc. (c)	5,976	383,659
Envision Healthcare Corp. (c)	4,440	281,008

See accompanying notes to financial statements.

SFT Advantus Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Express Scripts Holding Co. (c)	23,336	$1,605,283
HCA Holdings, Inc. (c)	11,060	818,661
Henry Schein, Inc. (c)	3,105	471,060
Humana, Inc.	5,650	1,152,769
Laboratory Corp. of America Holdings (c)	3,889	499,270
McKesson Corp.	8,604	1,208,432
Patterson Cos., Inc.	3,127	128,301
Quest Diagnostics, Inc.	5,267	484,037
UnitedHealth Group, Inc.	36,033	5,766,721
Universal Health Services, Inc. – Class B	3,414	363,181
		19,264,392
Health Care Technology (0.1%)
Cerner Corp. (c)	11,435	541,676
Life Sciences Tools & Services (0.6%)
Agilent Technologies, Inc.	12,209	556,242
Illumina, Inc. (c)	5,582	714,719
Mettler-Toledo International, Inc. (c)	1,002	419,397
PerkinElmer, Inc.	4,091	213,346
Thermo Fisher Scientific, Inc.	14,944	2,108,598
Waters Corp. (c)	3,082	414,190
		4,426,492
Pharmaceuticals (5.0%)
Allergan PLC (c)	14,199	2,981,932
Bristol-Myers Squibb Co.	63,193	3,692,999
Eli Lilly & Co.	36,745	2,702,595
Endo International PLC (b) (c)	7,498	123,492
Johnson & Johnson	102,961	11,862,137
Mallinckrodt PLC (c)	3,913	194,945
Merck & Co., Inc.	104,346	6,142,849
Mylan NV (c)	17,398	663,734
Perrigo Co. PLC (b)	5,382	447,944
Pfizer, Inc.	229,661	7,459,389
Zoetis, Inc.	18,623	996,889
		37,268,905
Industrials (10.0%)
Aerospace & Defense (2.1%)
Arconic, Inc.	16,566	307,134
General Dynamics Corp.	10,858	1,874,742
L3 Technologies, Inc.	2,935	446,443
Lockheed Martin Corp.	9,548	2,386,427
Northrop Grumman Corp.	6,729	1,565,031
Raytheon Co.	11,161	1,584,862
Rockwell Collins, Inc.	4,921	456,472
The Boeing Co.	21,722	3,381,681
TransDigm Group, Inc.	1,894	471,530
United Technologies Corp.	28,981	3,176,897
		15,651,219
Air Freight & Logistics (0.7%)
CH Robinson Worldwide, Inc.	5,377	393,919
Expeditors International of Washington, Inc.	6,755	357,745
FedEx Corp.	9,239	1,720,302
United Parcel Service, Inc. – Class B	26,093	2,991,301
		5,463,267
	Shares	Value(a)
Airlines (0.6%)
Alaska Air Group, Inc.	4,700	$417,031
American Airlines Group, Inc.	19,608	915,498
Delta Air Lines, Inc.	27,869	1,370,876
Southwest Airlines Co.	23,297	1,161,122
United Continental Holdings, Inc. (c)	10,927	796,360
		4,660,887
Building Products (0.3%)
Allegion PLC (b)	3,591	229,824
Fortune Brands Home & Security, Inc.	5,800	310,068
Johnson Controls International PLC	35,450	1,460,185
Masco Corp.	12,398	392,025
		2,392,102
Commercial Services & Supplies (0.4%)
Avery Dennison Corp.	3,311	232,498
Cintas Corp.	3,274	378,344
Pitney Bowes, Inc.	7,011	106,497
Republic Services, Inc.	8,671	494,681
Stericycle, Inc. (c)	3,182	245,141
Waste Management, Inc.	15,389	1,091,234
		2,548,395
Construction & Engineering (0.1%)
Fluor Corp.	5,202	273,209
Jacobs Engineering Group, Inc. (c)	4,489	255,873
Quanta Services, Inc. (c)	5,692	198,366
		727,448
Electrical Equipment (0.5%)
Acuity Brands, Inc.	1,680	387,845
AMETEK, Inc.	8,707	423,160
Eaton Corp. PLC	17,029	1,142,476
Emerson Electric Co.	24,313	1,355,450
Rockwell Automation, Inc.	4,843	650,899
		3,959,830
Industrial Conglomerates (2.6%)
3M Co.	22,763	4,064,789
General Electric Co.	334,797	10,579,585
Honeywell International, Inc.	28,802	3,336,712
Roper Technologies, Inc.	3,874	709,252
Textron, Inc.	10,147	492,738
		19,183,076
Machinery (1.4%)
Caterpillar, Inc.	22,165	2,055,582
Cummins, Inc.	5,868	801,979
Deere & Co.	10,940	1,127,258
Dover Corp.	5,902	442,237
Flowserve Corp.	4,926	236,694
Fortive Corp.	11,321	607,145
Illinois Tool Works, Inc.	11,956	1,464,132
Ingersoll-Rand PLC	9,769	733,066
PACCAR, Inc.	13,244	846,292
Parker Hannifin Corp.	5,091	712,740
Pentair PLC (b)	6,301	353,297

See accompanying notes to financial statements.

SFT Advantus Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Snap-On, Inc.	2,243	$384,159
Xylem, Inc.	6,716	332,576
		10,097,157
Professional Services (0.3%)
Dun & Bradstreet Corp.	1,439	174,579
Equifax, Inc.	4,536	536,291
Nielsen Holdings PLC	12,704	532,933
Robert Half International, Inc.	4,868	237,461
United Rentals, Inc. (c)	3,175	335,217
Verisk Analytics, Inc. (c)	5,843	474,276
		2,290,757
Road & Rail (0.9%)
CSX Corp.	35,448	1,273,647
JB Hunt Transport Services, Inc.	3,290	319,360
Kansas City Southern	4,086	346,697
Norfolk Southern Corp.	11,079	1,197,308
Ryder System, Inc.	2,000	148,880
Union Pacific Corp.	31,189	3,233,675
		6,519,567
Trading Companies & Distributors (0.1%)
Fastenal Co.	10,847	509,592
WW Grainger, Inc.	2,074	481,687
		991,279
Information Technology (20.4%)
Communications Equipment (1.0%)
Cisco Systems, Inc.	189,976	5,741,075
F5 Networks, Inc. (c)	2,460	356,011
Harris Corp.	4,658	477,305
Juniper Networks, Inc.	14,384	406,492
Motorola Solutions, Inc.	6,306	522,704
		7,503,587
Computers & Peripherals (3.3%)
Apple, Inc. (d)	201,805	23,373,055
NetApp, Inc.	10,421	367,549
Western Digital Corp.	10,751	730,530
		24,471,134
Electronic Equipment, Instruments & Components (0.4%)
Amphenol Corp. – Class A	11,676	784,627
Corning, Inc.	35,915	871,657
FLIR Systems, Inc.	5,072	183,556
Seagate Technology PLC	11,146	425,443
TE Connectivity, Ltd. (b)	13,414	929,322
		3,194,605
Internet Software & Services (4.2%)
Akamai Technologies, Inc. (c)	6,562	437,554
Alphabet, Inc. – Class A (c)	11,215	8,887,327
Alphabet, Inc. – Class C (c)	11,226	8,664,451
eBay, Inc. (c)	39,347	1,168,213
Facebook, Inc. – Class A (c)	88,590	10,192,280
VeriSign, Inc. (c)	3,474	264,267
Yahoo!, Inc. (c)	33,220	1,284,617
		30,898,709
	Shares	Value(a)
IT Services (3.6%)
Accenture PLC – Class A (b)	23,439	$2,745,410
Alliance Data Systems Corp.	2,203	503,385
Automatic Data Processing, Inc.	17,075	1,754,968
Cognizant Technology Solutions Corp. – Class A (c)	22,955	1,286,169
CSRA, Inc.	5,407	172,159
Fidelity National Information Services, Inc.	12,398	937,785
Fiserv, Inc. (c)	8,193	870,752
Global Payments, Inc.	5,800	402,578
International Business Machines Corp.	32,747	5,435,674
Mastercard, Inc. – Class A	36,023	3,719,375
Paychex, Inc.	12,135	738,779
PayPal Holdings, Inc. (c)	42,451	1,675,541
Teradata Corp. (c)	4,880	132,590
The Western Union Co.	18,346	398,475
Total System Services, Inc.	6,238	305,849
Visa, Inc. – Class A	70,680	5,514,454
		26,593,943
Office Electronics (0.0%)
Xerox Corp.	32,192	281,036
Semiconductors & Semiconductor Equipment (3.3%)
Analog Devices, Inc.	11,684	848,492
Applied Materials, Inc.	40,880	1,319,198
Broadcom, Ltd. (b)	15,059	2,661,979
First Solar, Inc. (c)	2,949	94,633
Intel Corp.	179,350	6,505,024
KLA-Tencor Corp.	5,939	467,281
Lam Research Corp.	6,162	651,508
Linear Technology Corp.	9,066	565,265
Microchip Technology, Inc.	8,146	522,566
Micron Technology, Inc. (c)	39,417	864,021
NVIDIA Corp.	20,399	2,177,389
Qorvo, Inc. (c)	4,837	255,055
QUALCOMM, Inc.	55,894	3,644,289
Skyworks Solutions, Inc.	7,057	526,876
Texas Instruments, Inc.	37,826	2,760,163
Xilinx, Inc.	9,522	574,843
		24,438,582
Software (4.3%)
Activision Blizzard, Inc.	25,799	931,602
Adobe Systems, Inc. (c)	18,804	1,935,872
Autodesk, Inc. (c)	7,385	546,564
CA, Inc.	11,783	374,346
Citrix Systems, Inc. (c)	5,861	523,446
Electronic Arts, Inc. (c)	11,398	897,706
Intuit, Inc.	9,268	1,062,205
Microsoft Corp.	294,263	18,285,503
Oracle Corp.	113,426	4,361,230
Red Hat, Inc. (c)	6,744	470,057
Salesforce.com, Inc. (c)	24,159	1,653,925
Symantec Corp.	23,593	563,637
		31,606,093

See accompanying notes to financial statements.

SFT Advantus Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Technology Hardware Storage & Peripherals (0.3%)
Hewlett Packard Enterprise Co.	63,050	$1,458,977
HP, Inc.	64,749	960,875
		2,419,852
Materials (2.8%)
Chemicals (2.0%)
Air Products & Chemicals, Inc.	8,290	1,192,268
Albemarle Corp.	4,250	365,840
CF Industries Holdings, Inc.	8,727	274,726
Eastman Chemical Co.	5,564	418,469
Ecolab, Inc.	9,951	1,166,456
EI du Pont de Nemours & Co.	32,901	2,414,933
FMC Corp.	5,003	282,970
International Flavors & Fragrances, Inc.	3,004	353,961
LyondellBasell Industries NV – Class A	12,647	1,084,860
Monsanto Co.	16,578	1,744,171
PPG Industries, Inc.	9,982	945,894
Praxair, Inc.	10,765	1,261,550
The Dow Chemical Co.	42,439	2,428,360
The Mosaic Co.	13,170	386,276
The Sherwin-Williams Co.	3,116	837,394
		15,158,128
Construction Materials (0.2%)
Martin Marietta Materials, Inc.	2,422	536,546
Vulcan Materials Co.	4,992	624,749
		1,161,295
Containers & Packaging (0.3%)
Ball Corp.	6,585	494,336
International Paper Co.	15,538	824,446
Sealed Air Corp.	7,250	328,715
WestRock Co.	9,427	478,609
		2,126,106
Metals & Mining (0.3%)
Freeport-McMoRan, Inc. (c)	47,411	625,351
Newmont Mining Corp.	20,049	683,069
Nucor Corp.	12,067	718,228
		2,026,648
Real Estate (2.8%)
Health Care REITs (0.3%)
HCP, Inc.	17,652	524,617
Ventas, Inc.	13,401	837,831
Welltower, Inc.	13,720	918,280
		2,280,728
Hotels & Resort REITs (0.1%)
Host Hotels & Resorts, Inc.	27,981	527,162
Industrial REITs (0.1%)
ProLogis, Inc.	19,929	1,052,052
Office REITs (0.2%)
Boston Properties, Inc.	5,850	735,813
SL Green Realty Corp.	3,833	412,239
Vornado Realty Trust	6,499	678,301
		1,826,353
	Shares	Value(a)
Real Estate Services (0.0%)
CBRE Group, Inc. – Class A (c)	11,297	$355,742
Residential REITs (0.5%)
Apartment Investment & Management Co. – Class A	5,857	266,201
AvalonBay Communities, Inc.	5,225	925,609
Equity Residential	13,846	891,128
Essex Property Trust, Inc.	2,490	578,925
Mid-America Apartment Communities, Inc.	4,290	420,077
UDR, Inc.	10,056	366,843
		3,448,783
Retail REITs (0.6%)
Federal Realty Investment Trust	2,700	383,697
General Growth Properties, Inc.	22,029	550,284
Kimco Realty Corp.	16,085	404,699
Realty Income Corp.	9,736	559,625
Simon Property Group, Inc.	11,885	2,111,608
The Macerich Co.	4,563	323,243
		4,333,156
Specialized REITs (1.0%)
American Tower Corp.	16,160	1,707,789
Crown Castle International Corp.	13,652	1,184,584
Digital Realty Trust, Inc.	6,010	590,543
Equinix, Inc.	2,770	990,026
Extra Space Storage, Inc.	4,720	364,573
Iron Mountain, Inc.	9,259	300,732
Public Storage	5,711	1,276,408
Weyerhaeuser Co.	28,217	849,049
		7,263,704
Telecommunication Services (2.6%)
Diversified Telecommunication Services (2.6%)
AT&T, Inc.	232,410	9,884,397
CenturyLink, Inc.	20,636	490,724
Frontier Communications Corp.	44,332	149,842
Level 3 Communications, Inc. (c)	10,956	617,480
Verizon Communications, Inc.	154,283	8,235,627
		19,378,070
Utilities (3.2%)
Electric Utilities (1.9%)
Alliant Energy Corp.	8,590	325,475
American Electric Power Co., Inc.	18,597	1,170,867
Duke Energy Corp.	26,035	2,020,837
Edison International	12,313	886,413
Entergy Corp.	6,779	498,053
Eversource Energy	11,987	662,042
Exelon Corp.	34,941	1,240,056
FirstEnergy Corp.	16,050	497,068
NextEra Energy, Inc.	17,665	2,110,261
PG&E Corp.	19,137	1,162,955
Pinnacle West Capital Corp.	4,150	323,825
PPL Corp.	25,720	875,766
Southern Co.	37,015	1,820,768
Xcel Energy, Inc.	19,211	781,888
		14,376,274
Gas Utilities (0.1%)
ONEOK, Inc.	7,940	455,836

See accompanying notes to financial statements.

SFT Advantus Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Independent Power Producers & Energy Traders (0.1%)
NRG Energy, Inc.	11,901	$145,906
The AES Corp.	24,946	289,873
		435,779
Multi-Utilities (1.0%)
Ameren Corp.	9,085	476,599
CenterPoint Energy, Inc.	16,273	400,967
CMS Energy Corp.	10,549	439,049
Consolidated Edison, Inc.	11,494	846,878
Dominion Resources, Inc.	23,667	1,812,656
DTE Energy Co.	6,820	671,838
NiSource, Inc.	12,151	269,023
Public Service Enterprise Group, Inc.	19,065	836,572
SCANA Corp.	5,351	392,121
Sempra Energy	9,448	950,847
WEC Energy Group, Inc.	11,928	699,577
		7,796,127
Water Utilities (0.1%)
American Water Works Co., Inc.	6,720	486,259
Total common stocks (cost: $318,366,751)		729,208,653
Short-Term Securities (1.8%)
Investment Companies (1.8%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.420%	12,999,506	12,999,506
Total short-term securities (cost: $12,999,506)		12,999,506
Total investments in securities (cost: $331,366,257) (e)		742,208,159
Cash and other assets in excess of liabilities (0.1%)		601,942
Total net assets (100.0%)		$742,810,101

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Foreign security: The Fund held 2.3% of net assets in foreign securities at December 31, 2016.

(c)  Non-income producing security.

(d)  Fully or partially pledged as initial margin deposits on open futures and options contracts.

Holdings of Open Futures Contracts

On December 31, 2016, securities with an aggregate market value of $4,053,700 have been pledged to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Appreciation/ (Depreciation)
S&P 500® E-Mini Index Future	March 2017	112	Long	$147,200
		112		$147,200

(e)  At December 31, 2016 the cost of securities for federal income tax purposes was $334,350,227. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$416,260,736
Gross unrealized depreciation	(8,402,804)
Net unrealized appreciation	$407,857,932

See accompanying notes to financial statements.

SFT Advantus International Bond Fund
Investments in Securities

December 31, 2016

(Percentages of each investment category relate to total net assets)

	Principal(b)	Value(a)
Long-Term Debt Securities (52.3%)
Argentina (3.7%)
Government (3.7%)
Argentine Bonos del Tesoro (ARS) 15.500%, 10/17/26	34,062,000	$2,077,381
16.000%, 10/17/23	6,894,000	418,263
18.200%, 10/03/21 (c)	25,742,000	1,660,032
		4,155,676
Brazil (12.6%)
Government (12.6%)
Brazil Letras do Tesouro Nacional (BRL) 14.169%, 07/01/20 (c)	7,468,000	1,579,622
18.576%, 01/01/19 (c)	8,180,000	2,040,622
19.097%, 07/01/19 (c)	12,580,000	2,978,233
Brazil Notas do Tesouro Nacional Serie B (BRL) 6.000%, 05/15/19	80,000	72,836
6.000%, 08/15/22	134,000	121,913
6.000%, 05/15/23	186,000	169,473
6.000%, 08/15/24	110,000	100,577
6.000%, 05/15/45	2,000,000	1,875,710
Brazil Notas do Tesouro Nacional Serie F (BRL) 10.000%, 01/01/21	3,390,000	1,003,063
10.000%, 01/01/23	3,399,000	982,556
10.000%, 01/01/25	6,720,000	1,919,205
10.000%, 01/01/27	4,044,000	1,146,702
		13,990,512
Indonesia (6.8%)
Government (6.8%)
Indonesia Treasury Bond (IDR) 6.125%, 05/15/28	228,000,000	14,425
7.000%, 05/15/27	7,457,000,000	523,056
8.375%, 03/15/24	21,929,000,000	1,664,309
8.375%, 09/15/26	25,590,000,000	1,950,709
8.750%, 05/15/31	13,084,000,000	1,011,952
9.000%, 03/15/29	5,228,000,000	409,004
9.500%, 07/15/23	18,680,000,000	1,499,835
10.000%, 09/15/24	1,959,000,000	161,907
10.000%, 02/15/28	76,000,000	6,328
10.250%, 07/15/22	2,658,000,000	219,299
10.500%, 08/15/30	1,070,000,000	93,626
11.500%, 09/15/19	466,000,000	37,695
		7,592,145
Malaysia (2.5%)
Government (2.5%)
Malaysia Government Bond (MYR) 3.260%, 03/01/18	1,240,000	275,975
3.314%, 10/31/17	2,494,000	556,732
3.394%, 03/15/17	4,590,000	1,023,162
3.814%, 02/15/17	1,210,000	269,804
4.012%, 09/15/17	1,480,000	331,218
4.240%, 02/07/18	1,650,000	371,067
		2,827,958
	Principal(b)	Value(a)
Mexico (10.1%)
Government (10.1%)
Mexican Bonos (MXN) 4.750%, 06/14/18	45,510,000	$2,145,104
5.000%, 06/15/17	70,130,000	3,385,290
5.000%, 12/11/19	95,980,000	4,420,475
7.750%, 12/14/17	5,000,000	245,662
8.500%, 12/13/18	13,490,000	673,742
Mexican Udibonos (MXN) 2.500%, 12/10/20	1,535,356	74,652
3.500%, 12/14/17	2,781,442	137,570
4.000%, 06/13/19	1,919,195	96,884
		11,179,379
Philippines (1.4%)
Government (1.4%)
Philippine Government Bond (PHP) 2.125%, 05/23/18	23,158,000	460,540
2.875%, 05/22/17	4,700,000	94,612
3.375%, 08/20/20	1,600,000	31,404
3.875%, 11/22/19	41,660,000	836,292
5.000%, 08/18/18	3,500,000	71,754
5.875%, 01/31/18	2,470,000	51,624
		1,546,226
Portugal (0.9%)
Government (0.9%)
Portugal Government International Bond (USD) 5.125%, 10/15/24 (d)	1,030,000	996,525
Serbia (0.2%)
Government (0.2%)
Republic of Serbia (USD) 5.250%, 11/21/17 (d)	200,000	204,734
South Africa (0.4%)
Government (0.4%)
Republic of South Africa Government Bond (ZAR) 7.000%, 02/28/31	320,000	19,142
8.000%, 01/31/30	1,570,000	103,307
8.250%, 03/31/32	1,100,000	72,365
8.875%, 02/28/35	980,000	67,253
10.500%, 12/21/26	2,432,000	196,086
		458,153
South Korea (8.8%)
Financial (0.6%)
Korea Monetary Stabilization Bond (KRW) 1.250%, 08/02/18	135,000,000	111,123
1.490%, 02/02/18	88,000,000	72,781
1.700%, 08/02/17	606,100,000	502,355
		686,259
Government (8.2%)
Korea Treasury Bond (KRW) 1.375%, 09/10/21	883,200,000	717,372
1.500%, 06/10/19	5,190,600,000	4,282,855

See accompanying notes to financial statements.

SFT Advantus International Bond Fund
Investments in Securities – continued

	Principal(b)	Value(a)
1.750%, 12/10/18	736,600,000	$611,326
2.000%, 12/10/17	1,816,600,000	1,509,570
2.000%, 03/10/21	2,212,310,000	1,844,760
4.250%, 06/10/21	139,300,000	127,056
		9,092,939
		9,779,198
Sri Lanka (0.4%)
Government (0.4%)
Sri Lanka Government Bond (LKR) 8.000%, 11/01/19	1,640,000	9,924
10.600%, 07/01/19	30,810,000	200,401
11.000%, 08/01/21	32,590,000	208,841
		419,166
Ukraine (4.5%)
Government (4.5%)
Ukraine Government International Bond (USD) –, 05/31/40 (d) (e)	1,369,000	411,905
7.750%, 09/01/20 (d)	261,000	257,361
7.750%, 09/01/21 (d)	698,000	681,569
7.750%, 09/01/22 (d)	698,000	675,615
7.750%, 09/01/23 (d)	698,000	670,080
7.750%, 09/01/24 (d)	598,000	568,100
7.750%, 09/01/25 (d)	598,000	561,582
7.750%, 09/01/26 (d)	598,000	559,429
7.750%, 09/01/27 (d)	598,000	555,315
		4,940,956
Total long-term debt securities (cost: $58,897,364)		58,090,628
Short-Term Securities (41.9%)
Malaysia (1.5%)
Bank Negara Malaysia Monetary Note (MYR) 2.430%, 06/22/17 (c)	1,420,000	312,020
2.470%, 09/19/17 (c)	1,330,000	290,019
2.478%, 04/20/17 (c)	1,840,000	406,508
2.543%, 07/20/17 (c)	1,640,000	359,462
Malaysia Treasury Bill (MYR) 2.200%, 03/10/17 (c)	380,000	84,240
2.352%, 08/11/17 (c)	350,000	76,571
2.640%, 01/20/17 (c)	370,000	82,369
		1,611,189
Mexico (10.6%)
Mexican Cetes (MXN) 4.421%, 03/02/17 (c)	8,573,700	412,074
4.607%, 05/25/17 (c)	95,203,500	4,508,020
4.805%, 03/30/17 (c)	26,137,900	1,250,113
4.968%, 02/16/17 (c)	3,605,100	173,657
5.009%, 03/16/17 (c)	6,908,500	331,171
5.029%, 04/27/17 (c)	1,104,600	52,572
5.047%, 04/12/17 (c)	15,059,700	718,654
5.115%, 05/11/17 (c)	16,515,400	784,040
5.140%, 07/06/17 (c)	11,284,200	530,478
5.205%, 07/20/17 (c)	22,248,700	1,043,399
5.294%, 09/14/17 (c)	14,965,600	695,065
5.769%, 11/09/17 (c)	26,615,100	1,224,101
		11,723,344
	Shares/ Principal(b)	Value(a)
Philippines (2.1%)
Philippine Treasury Bill (PHP) 1.134%, 04/19/17 (c) (f)	640,000	$12,814
1.135%, 03/08/17 (c) (f)	360,000	7,220
1.163%, 03/29/17 (c)	29,270,000	585,409
1.164%, 02/08/17 (c)	2,310,000	46,200
1.203%, 02/15/17 (c) (f)	990,000	19,876
1.341%, 02/22/17 (c)	4,970,000	98,655
1.352%, 09/27/17 (c)	55,340,000	1,098,427
1.385%, 01/18/17 (c)	12,450,000	247,029
1.433%, 06/07/17 (c)	2,360,000	46,761
1.495%, 05/03/17 (c)	4,620,000	91,573
1.692%, 03/15/17 (c)	5,440,000	108,636
		2,362,600
South Korea (0.1%)
Korea Monetary Stabilization Bond (KRW) 1.570%, 01/09/17	55,000,000	45,541
United States (9.0%)
Federal Home Loan Bank (USD) 0.304%, 01/03/17 (c)	10,000,000	9,999,833
U.S. Treasury Bill (USD) 0.000%, 03/16/17 (c)	8,000	7,992
		10,007,825
Investment Companies (18.6%)
United States (18.6%)
State Street Institutional U.S. Government Money Market Fund (USD), current rate 0.420%	20,702,057	20,702,057
Total short-term securities (cost: $47,795,795)		46,452,556
Total investments in securities (cost: $106,693,159) (g)		104,543,184
Cash and other assets in excess of liabilities (5.8%)		6,462,282
Total net assets (100.0%)		$111,005,466

See accompanying notes to financial statements.

SFT Advantus International Bond Fund
Investments in Securities – continued

Foreign Forward Currency Contracts

On December 31, 2016, International Bond Fund had entered into forward foreign currency contracts that obligate the Fund to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Gain (Loss)	Counterparty
01/09/17	126,422	USD	515,800	MYR	$(11,465)	DBK
01/09/17	737,103	EUR	793,348	USD	15,609	HSB
01/09/17	535,000	EUR	602,276	USD	37,783	HSB
01/09/17	366,500	EUR	412,602	USD	25,897	JPM
01/09/17	441,071	USD	292,805,000	CLP	(4,020)	MSC
01/10/17	10,873,000	JPY	92,808	USD	(458)	GSC
01/11/17	62,600,000	JPY	626,821	USD	89,804	BCB
01/11/17	75,000	EUR	84,160	USD	5,014	GSC
01/11/17	24,978	USD	100,000	MYR	(2,693)	HSB
01/11/17	306,851	EUR	344,741	USD	20,927	HSB
01/11/17	122,087	USD	82,000,000	CLP	296	JPM
01/11/17	294,000	EUR	329,853	USD	19,601	MSC
01/11/17	30,600	EUR	34,394	USD	2,103	SCB
01/12/17	805,000	EUR	901,141	USD	51,604	BOA
01/12/17	92,494	USD	62,206,750	CLP	342	DBK
01/13/17	33,230,000	JPY	326,599	USD	41,495	BCB
01/13/17	602,000	EUR	669,821	USD	34,488	HSB
01/13/17	3,206,080	EUR	3,527,329	USD	143,724	SCB
01/17/17	80,099	EUR	87,483	USD	2,934	BCB
01/17/17	9,980,000	JPY	85,705	USD	63	CIT
01/17/17	92,405	USD	62,206,750	CLP	399	DBK
01/17/17	412,000	EUR	445,092	USD	10,203	JPM
01/17/17	1,023,863	EUR	1,117,444	USD	36,701	JPM
01/17/17	29,920,000	JPY	256,167	USD	(586)	SCB
01/18/17	129,638	USD	87,130,000	CLP	338	DBK
01/18/17	153,000	EUR	169,383	USD	7,876	GSC
01/18/17	69,949	USD	47,223,000	CLP	497	GSC
01/18/17	188,532	USD	127,280,000	CLP	1,339	GSC
01/18/17	57,149	USD	3,868,000	INR	(223)	JPS
01/19/17	35,690,000	JPY	340,359	USD	34,064	HSB
01/19/17	636,000	EUR	704,373	USD	32,982	JPM
01/19/17	118,019	USD	467,000	MYR	(13,969)	JPS
01/19/17	45,710,000	JPY	436,341	USD	44,053	SCB
01/20/17	469,017	USD	31,697,000	INR	(2,626)	DBK
01/20/17	150,444	USD	101,735,000	CLP	1,298	DBK
01/23/17	91,427	USD	366,000	MYR	(9,889)	DBK
01/23/17	501,790	EUR	553,851	USD	24,046	DBK
01/23/17	139,000	EUR	153,512	USD	6,751	DBK
01/23/17	10,020,000	JPY	86,810	USD	801	DBK
01/23/17	174,750	EUR	192,491	USD	7,985	DBK
01/23/17	205,401	EUR	918,000	MYR	(12,354)	DBK
01/23/17	262,836	EUR	1,180,000	MYR	(14,626)	JPS
01/24/17	154,903	USD	104,265,000	CLP	571	DBK
01/24/17	38,653	USD	25,965,000	CLP	65	JPM
01/25/17	74,669	USD	5,058,000	INR	(283)	DBK
01/25/17	103,905	USD	418,635	MYR	(10,646)	HSB
01/25/17	208,737	USD	841,000	MYR	(21,386)	HSB
01/25/17	51,000,000	JPY	483,830	USD	46,022	JPM
01/25/17	2,305,235	USD	156,094,362	INR	(9,626)	JPS
01/26/17	156,878	USD	628,000	MYR	(16,982)	DBK
01/27/17	362,540	EUR	397,429	USD	14,582	BCB
01/27/17	111,158	USD	445,000	MYR	(12,030)	DBK
01/27/17	263,982	EUR	1,180,000	MYR	(15,912)	DBK
01/27/17	279,938	USD	18,951,166	INR	(1,289)	DBK
01/27/17	206,314	USD	13,967,000	INR	(950)	DBK
01/27/17	52,800,000	JPY	450,733	USD	(2,568)	GSC
01/27/17	184,000	EUR	201,920	USD	7,614	GSC
01/27/17	17,600,000	JPY	150,249	USD	(851)	JPM

See accompanying notes to financial statements.

SFT Advantus International Bond Fund
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Gain (Loss)	Counterparty
01/27/17	353,149	USD	23,887,000	INR	$(1,925)	JPS
01/27/17	197,936	USD	130,617,750	CLP	(3,207)	MSC
01/30/17	519,984	EUR	570,126	USD	20,945	CIT
01/30/17	560,818	USD	519,984	EUR	(11,638)	CIT
01/30/17	207,232	EUR	227,331	USD	8,464	DBK
01/30/17	322,491	USD	216,827,000	CLP	693	DBK
01/31/17	789,099	EUR	865,343	USD	31,901	BCB
01/31/17	122,716	EUR	134,567	USD	4,955	BCB
01/31/17	2,701,600	EUR	2,963,385	USD	109,968	BOA
01/31/17	326,301	USD	216,827,000	CLP	(3,140)	DBK
01/31/17	161,305	USD	108,413,000	CLP	275	DBK
01/31/17	64,982,551	JPY	554,932	USD	(3,061)	HSB
01/31/17	297,547	USD	20,094,000	INR	(2,214)	HSB
01/31/17	100,782	USD	419,000	MYR	(7,455)	JPS
02/01/17	535,000	EUR	587,125	USD	22,036	JPM
02/02/17	376,000	EUR	413,352	USD	16,188	CIT
02/02/17	405,584	USD	376,000	EUR	(8,420)	CIT
02/03/17	699,000	EUR	774,240	USD	35,864	BOA
02/03/17	820,000	EUR	904,722	USD	38,530	DBK
02/03/17	1,908,946	EUR	8,809,788	MYR	(54,371)	JPS
02/03/17	57,321	USD	3,868,000	INR	(488)	JPS
02/06/17	65,971	USD	43,367,000	CLP	(1,364)	JPM
02/06/17	329,279	USD	216,599,500	CLP	(6,591)	MSC
02/07/17	161,984	USD	10,920,000	INR	(1,604)	HSB
02/08/17	335,000	EUR	379,597	USD	25,647	BCB
02/08/17	266,300	EUR	297,031	USD	15,668	CIT
02/08/17	76,884	EUR	85,756	USD	4,523	CIT
02/08/17	287,330	USD	266,300	EUR	(5,966)	CIT
02/08/17	284,882	USD	19,213,833	INR	(2,725)	DBK
02/08/17	356,428	USD	233,995,000	CLP	(7,865)	DBK
02/08/17	281,581	USD	1,143,865	MYR	(26,854)	HSB
02/09/17	454,000	EUR	514,661	USD	34,959	CIT
02/09/17	14,673,000	JPY	127,259	USD	1,214	CIT
02/09/17	489,875	USD	454,000	EUR	(10,173)	CIT
02/09/17	2,906,000	EUR	3,231,821	USD	161,302	DBK
02/09/17	72,635	USD	47,932,000	CLP	(1,239)	DBK
02/09/17	51,000	EUR	57,569	USD	3,682	GSC
02/10/17	61,530,000	JPY	604,605	USD	76,020	CIT
02/10/17	210,000	EUR	236,527	USD	14,628	DBK
02/10/17	37,430	USD	2,528,000	INR	(315)	DBK
02/10/17	158,000	EUR	177,788	USD	10,835	HSB
02/13/17	730,000	EUR	836,507	USD	65,040	BCB
02/13/17	107,000	EUR	121,830	USD	8,752	GSC
02/13/17	7,421	USD	30,000	MYR	(741)	HSB
02/13/17	4,947	USD	20,000	MYR	(494)	HSB
02/14/17	449,300	EUR	496,530	USD	21,686	BCB
02/14/17	1,686,071	EUR	1,861,001	USD	79,073	CIT
02/14/17	1,388,914	EUR	1,518,944	USD	51,067	CIT
02/14/17	758,475	EUR	829,590	USD	27,993	DBK
02/14/17	677,175	EUR	744,838	USD	29,164	DBK
02/14/17	82,000	EUR	90,409	USD	3,747	GSC
02/14/17	16,000	EUR	17,655	USD	745	SCB
02/14/17	301,000	EUR	329,565	USD	11,452	SCB
02/15/17	176,777	USD	117,115,000	CLP	(2,392)	MSC
02/16/17	15,430,000	JPY	136,199	USD	3,610	DBK
02/16/17	478,250	USD	1,927,206	MYR	(49,184)	DBK
02/16/17	234,490	USD	15,917,000	INR	(973)	DBK
02/16/17	126,000	EUR	134,562	USD	1,386	GSC
02/16/17	14,652,000	JPY	129,583	USD	3,680	GSC
02/16/17	210,000	EUR	239,478	USD	17,519	GSC
02/16/17	6,828,270	JPY	61,398	USD	2,723	GSC
02/16/17	51,452	USD	225,000	MYR	(1,359)	HSB
02/16/17	382,816	USD	25,664,000	INR	(6,302)	HSB
02/16/17	8,030,000	JPY	79,400	USD	10,399	JPM
See accompanying notes to financial statements.

SFT Advantus International Bond Fund
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Gain (Loss)	Counterparty
02/16/17	3,040,000	AUD	2,284,074	USD	$85,197	JPM
02/16/17	160,000	EUR	182,309	USD	13,197	SCB
02/17/17	115,000	EUR	123,982	USD	2,427	DBK
02/17/17	272,132	USD	183,689,250	CLP	1,350	DBK
02/21/17	1,464,000,000	KRW	1,254,499	USD	42,042	CIT
02/21/17	403,000	AUD	303,903	USD	12,442	CIT
02/21/17	113,543	USD	485,000	MYR	(5,580)	HSB
02/21/17	1,004,000	EUR	1,082,633	USD	21,217	HSB
02/21/17	510,253	EUR	550,216	USD	10,783	HSB
02/21/17	40,507	USD	27,567,093	CLP	526	JPM
02/21/17	350,896	USD	24,082,000	INR	2,196	JPS
02/22/17	271,780	EUR	290,409	USD	3,074	BCB
02/22/17	253,000	EUR	284,208	USD	16,727	BCB
02/22/17	32,855	EUR	35,004	USD	268	JPM
02/22/17	41,057	USD	27,897,907	CLP	467	JPM
02/23/17	119,438	EUR	127,560	USD	1,280	BOA
02/23/17	642,000	EUR	685,784	USD	7,009	JPM
02/23/17	524,000	EUR	558,322	USD	4,306	MSC
02/23/17	33,313	EUR	35,579	USD	358	UBS
02/27/17	107,378	EUR	114,560	USD	1,011	BCB
02/27/17	131,855	EUR	140,559	USD	1,125	BOA
02/27/17	378,497	USD	257,340,000	CLP	4,415	DBK
02/27/17	154,000	EUR	164,146	USD	1,294	GSC
02/27/17	45,752,000	JPY	413,144	USD	19,810	HSB
02/27/17	19,720,000	JPY	178,071	USD	8,536	HSB
02/27/17	138,764	USD	9,556,000	INR	1,245	JPS
02/27/17	192,680	USD	130,617,750	CLP	1,674	MSC
02/27/17	743,770	EUR	793,127	USD	6,609	SCB
02/27/17	616,157	EUR	657,322	USD	5,752	UBS
02/28/17	54,600,000	JPY	538,477	USD	69,055	BCB
02/28/17	175,320	USD	119,882,000	CLP	3,050	CIT
02/28/17	54,300	EUR	60,607	USD	3,183	DBK
02/28/17	296,080	USD	202,474,000	CLP	5,177	DBK
02/28/17	22,848,000	JPY	225,348	USD	28,912	JPM
02/28/17	535,000	EUR	568,296	USD	2,521	SCB
03/01/17	485,214	EUR	542,018	USD	28,870	DBK
03/03/17	44,000,000	JPY	394,711	USD	16,372	JPM
03/06/17	228,417	EUR	243,731	USD	2,109	BCB
03/06/17	143,856	USD	97,750,000	CLP	1,533	DBK
03/06/17	20,800,000	JPY	185,218	USD	6,343	HSB
03/07/17	158,417	EUR	170,207	USD	2,622	BCB
03/07/17	13,000	EUR	14,411	USD	658	DBK
03/07/17	1,494,000,000	KRW	1,277,469	USD	40,041	GSC
03/09/17	57,903,900	JPY	575,668	USD	77,630	BCB
03/13/17	982,000	AUD	750,415	USD	40,548	CIT
03/13/17	22,100,000	JPY	192,619	USD	2,494	DBK
03/13/17	133,550	EUR	141,596	USD	264	DBK
03/13/17	201,514	USD	134,309,250	CLP	(1,842)	DBK
03/13/17	1,467,000	AUD	1,095,424	USD	34,960	JPM
03/14/17	989,000	AUD	738,902	USD	23,991	CIT
03/14/17	240,966	USD	16,470,000	INR	(112)	DBK
03/14/17	994,000	AUD	736,256	USD	17,731	JPM
03/14/17	494,000	AUD	365,906	USD	8,812	JPM
03/15/17	55,874	EUR	59,567	USD	430	CIT
03/15/17	27,000	EUR	28,786	USD	209	JPM
03/15/17	89,000	EUR	94,890	USD	692	JPM
03/15/17	3,616,725	USD	50,417,142,846	IDR	89,173	JPS
03/16/17	74,100	AUD	55,362	USD	1,800	CIT
03/16/17	327,271	EUR	350,065	USD	3,658	JPM
03/16/17	437,000	EUR	465,921	USD	3,369	MSC
03/17/17	64,709	USD	4,419,000	INR	(112)	CIT
03/17/17	370,000	AUD	269,730	USD	2,290	JPM
03/20/17	1,017,000,000	KRW	928,386	USD	85,978	CIT
03/20/17	149,300	AUD	111,698	USD	3,790	CIT

See accompanying notes to financial statements.

SFT Advantus International Bond Fund
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Gain (Loss)	Counterparty
03/20/17	999,000,000	KRW	915,087	USD	$87,588	HSB
03/20/17	852,244	USD	999,000,000	KRW	(24,745)	HSB
03/20/17	4,111,000	AUD	3,022,407	USD	51,147	JPM
03/21/17	22,560,000	JPY	221,785	USD	27,619	BCB
03/23/17	77,666,000	JPY	769,008	USD	100,493	CIT
03/23/17	28,159,000	JPY	278,912	USD	36,532	DBK
03/23/17	29,650,000	JPY	293,628	USD	38,414	MSC
03/24/17	42,092,130	JPY	416,793	USD	54,463	BCB
03/27/17	1,195,000,000	KRW	1,067,298	USD	77,408	HSB
03/27/17	1,019,451	USD	1,195,000,000	KRW	(29,561)	HSB
03/28/17	1,200,000,000	KRW	1,083,179	USD	89,142	HSB
03/28/17	1,023,716	USD	1,200,000,000	KRW	(29,679)	HSB
03/31/17	39,599	USD	160,000	MYR	(4,027)	HSB
03/31/17	9,763,000	JPY	87,173	USD	3,101	JPM
04/04/17	47,249,763	MXN	2,463,581	USD	197,221	CIT
04/04/17	2,646,601	USD	47,249,763	MXN	(380,240)	CIT
04/04/17	186,086	USD	769,000	MYR	(15,140)	HSB
04/07/17	213,674,871	JPY	8,700,000	MYR	93,140	JPS
04/11/17	59,513	USD	233,000	MYR	(7,727)	JPS
04/13/17	12,300,000	JPY	115,602	USD	9,611	CIT
04/18/17	22,030,000	JPY	204,848	USD	14,964	BOA
04/18/17	372,196	USD	1,465,895	MYR	(46,449)	DBK
04/21/17	29,220,000	JPY	270,953	USD	19,057	JPM
04/24/17	27,530,000	JPY	266,987	USD	29,624	BCB
04/24/17	142,170,490	JPY	1,320,048	USD	94,255	JPM
04/25/17	1,595,000,000	KRW	1,399,307	USD	77,676	HSB
04/25/17	1,360,747	USD	1,595,000,000	KRW	(39,116)	HSB
04/26/17	444,000,000	KRW	387,451	USD	19,545	HSB
05/02/17	536,000,000	KRW	468,061	USD	23,889	HSB
05/15/17	1,020,000,000	KRW	890,285	USD	44,899	CIT
05/15/17	19,620,000	JPY	189,373	USD	20,026	GSC
05/15/17	22,910,000	JPY	221,160	USD	23,416	HSB
05/15/17	14,666,000	JPY	142,210	USD	15,622	SCB
05/16/17	563,000,000	KRW	489,650	USD	23,024	CIT
05/16/17	18,200,000	JPY	169,283	USD	12,185	MSC
05/16/17	13,769,800	JPY	128,258	USD	9,400	SCB
05/17/17	1,375,000,000	KRW	1,175,666	USD	36,024	HSB
05/18/17	74,624,550	JPY	695,995	USD	51,785	BOA
05/18/17	74,514,200	JPY	694,625	USD	51,369	CIT
05/18/17	120,547,000	JPY	1,112,930	USD	72,287	CIT
05/18/17	758,000,000	KRW	647,697	USD	19,436	HSB
05/19/17	74,400,375	JPY	691,132	USD	48,825	BOA
05/19/17	99,540	USD	405,080	MYR	(9,595)	DBK
05/19/17	74,662,400	JPY	693,566	USD	48,997	HSB
05/22/17	74,602,500	JPY	690,410	USD	46,258	BOA
05/22/17	610,000,000	KRW	519,516	USD	13,898	DBK
05/22/17	41,201,000	JPY	382,514	USD	26,766	JPM
05/25/17	64,764,000	JPY	588,914	USD	29,625	BOA
05/25/17	11,968,000	JPY	109,187	USD	5,834	HSB
06/02/17	1,449,000,000	KRW	1,240,051	USD	38,842	HSB
06/08/17	46,300,000	JPY	438,596	USD	38,470	CIT
06/09/17	69,400,000	JPY	614,159	USD	14,371	HSB
06/13/17	66,670,000	JPY	585,081	USD	8,768	HSB
06/15/17	763,000,000	KRW	658,553	USD	25,932	CIT
06/16/17	17,886,000	JPY	171,554	USD	16,918	CIT
06/16/17	46,950,000	JPY	411,842	USD	5,931	HSB
06/16/17	26,000,000	JPY	249,273	USD	24,487	JPM
06/19/17	46,870,000	JPY	448,787	USD	43,505	DBK
06/20/17	35,200,000	JPY	342,955	USD	38,566	CIT
06/20/17	607,000,000	KRW	519,959	USD	16,651	DBK
06/22/17	46,960,000	JPY	456,277	USD	50,153	DBK
07/13/17	254,066	USD	1,023,987	MYR	(27,012)	HSB
07/14/17	253,138	USD	1,023,565	MYR	(26,183)	DBK
07/14/17	286,880	USD	1,160,000	MYR	(29,673)	DBK

See accompanying notes to financial statements.

SFT Advantus International Bond Fund
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Gain (Loss)	Counterparty
07/14/17	21,600,000	JPY	211,102	USD	$24,081	JPM
07/20/17	58,134	USD	232,000	MYR	(6,700)	DBK
07/20/17	180,514	EUR	813,000	MYR	(12,070)	DBK
07/25/17	32,786,000	JPY	314,012	USD	29,966	CIT
07/31/17	60,350,000	JPY	581,046	USD	58,022	BCB
07/31/17	50,203,538	JPY	483,591	USD	48,502	DBK
08/15/17	15,430,000	JPY	155,131	USD	21,296	BCB
08/18/17	51,438,000	JPY	520,838	USD	74,609	DBK
08/22/17	96,755,000	JPY	981,288	USD	141,744	HSB
08/22/17	69,639,000	JPY	706,324	USD	102,066	JPM
08/24/17	23,068,000	JPY	233,549	USD	33,366	BCB
08/24/17	22,797,000	JPY	231,141	USD	33,310	DBK
08/28/17	65,692,000	JPY	664,949	USD	94,750	JPM
08/30/17	38,472,000	JPY	390,414	USD	56,445	DBK
08/30/17	33,447,000	JPY	338,738	USD	48,390	JPM
09/01/17	73,808,000	JPY	732,949	USD	92,163	HSB
11/09/17	13,826,020	JPY	134,722	USD	14,195	CIT
11/14/17	34,439,000	JPY	335,735	USD	35,419	CIT
11/14/17	13,582,000	JPY	132,635	USD	14,197	JPM
11/16/17	14,665,000	JPY	138,452	USD	10,554	CIT
11/21/17	45,867,000	JPY	427,569	USD	27,420	DBK
11/27/17	52,556,000	JPY	482,409	USD	23,729	SCB
12/12/17	91,710,000	JPY	818,982	USD	17,824	CIT
12/13/17	61,770,000	JPY	547,504	USD	7,863	JPM
					$4,624,821

At December 31, 2016, the Fund had the following interest rate swap contracts outstanding.

Interest Rate Swap Contracts

Description	Counterparty	Expiration Date	Notional Amount	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 1.817%	CIT	02/03/25	$440,000	$10,991	$–
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 1.914%	CIT	01/22/25	1,760,000	29,259	–
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 1.937%	CIT	01/29/25	320,000	4,833	–
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 1.942%	CIT	01/30/25	270,000	3,991	–
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 1.970%	CIT	01/23/25	2,200,000	27,284	–
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 1.973%	CIT	01/27/25	1,300,000	15,902	–
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 1.978%	CIT	03/27/25	750,000	11,066	–
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 1.985%	CIT	03/27/25	750,000	10,632	–
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 2.378%	CIT	11/18/46	3,200,000	141,190	–
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 2.695%	CIT	05/09/24	4,260,000	–	(158,426)
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 2.731%	CIT	07/08/24	1,250,000	–	(61,295)
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 3.388%	CIT	05/09/44	2,028,000	–	(330,958)
Net unrealized appreciation (depreciation)				$255,148	$(550,679)

See accompanying notes to financial statements.

SFT Advantus International Bond Fund
Investments in Securities – continued

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Principal amounts for foreign debt securities are denominated in the currencies indicated. United States debt securities are denominated in U.S. Dollars.

(c)  Rate represents annualized yield at date of purchase.

(d)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program. This security has been determined to be liquid unless otherwise indicated.

(e)  Variable rate security.

(f)  These securities are being fair-valued according to procedures approved by the Board of Trustees.

(g)  At December 31, 2016 the cost of securities for federal income tax purposes was $106,693,159. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$3,192,591
Gross unrealized depreciation	(5,342,566)
Net unrealized depreciation	$(2,149,975)

Currency Legend

ARS  Argentine Peso

AUD  Australian Dollar

BRL  Brazilian Real

CLP  Chilean Peso

EUR  Euro

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

LKR  Sri Lankan Rupee

MXN  Mexican Peso

MYR  Malaysian Ringgit

PHP  Philippine Peso

USD  United States Dollar

ZAR  South African Rand

Counterparty Legend

BCB  Barclays Bank PLC

BOA  Bank of America Merrill Lynch

CIT  Citibank NA

DBK  Deutsche Bank AG

GSC  Goldman Sachs

HSB  HSBC Bank PLC

JPM  JPMorgan Chase Bank NA

JPS  JPMorgan Chase (Singapore)

MSC  Morgan Stanley and Co., Inc.

SCB  Standard Chartered Bank

UBS  UBS AG

See accompanying notes to financial statements.

SFT Advantus Managed Volatility Equity Fund
Investments in Securities

December 31, 2016

(Percentages of each investment category relate to total net assets)

	Shares/ Contracts	Value(a)
Mutual Funds (89.5%)
Investment Companies (89.5%)
iShares Core High Dividend ETF	435,277	$35,801,533
iShares Edge MSCI Minimum Volatility EAFE ETF	821,138	50,270,068
iShares Edge MSCI Minimum Volatility Emerging Markets ETF	249,395	12,197,910
iShares Edge MSCI Minimum Volatility USA ETF (b)	1,410,522	63,783,805
iShares MSCI Germany ETF	303,822	8,045,207
iShares Short Maturity Bond ETF	178,135	8,938,814
Total mutual funds (cost: $179,510,538)		179,037,337
Purchased Option (0.2%)
Put Option Purchased (0.2%)
SPDR S&P 500 ETF Trust, 226.50, 01/20/17	864	350,352
Total purchased options (cost: $215,230)		350,352
Short-Term Securities (13.9%)
Investment Companies (13.9%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.420%	27,896,373	27,896,373
Total short-term securities (cost: $27,896,373)		27,896,373
Total investments in securities (cost: $207,622,141) (c)		207,284,062
Liabilities in excess of cash and other assets (-3.6%)		(7,146,278)
Total net assets (100.0%)		$200,137,784

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2016, securities with an aggregate market value of $1,107,890 have been pledged to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Appreciation/ (Depreciation)
S&P 500® E-Mini Index Future	March 2017	155	Long	$289,111
		155		$289,111

(c)  At December 31, 2016 the cost of securities for federal income tax purposes was $207,641,309. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$3,420,410
Gross unrealized depreciation	(3,777,657)
Net unrealized depreciation	$(357,247)

See accompanying notes to financial statements.

SFT Advantus Mortgage Securities Fund
Investments in Securities

December 31, 2016

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Long-Term Debt Securities (97.8%)
Government Obligations (81.1%)
Other Government Obligations (1.1%)
Provincial or Local Government Obligations (1.1%)
Ohio State Water Development Authority, 4.817%, 12/01/30	$250,000	$278,105
Texas A&M University, 4.000%, 05/15/31	325,000	329,826
Utility Debt Securitization Authority, 3.435%, 12/15/25	355,000	367,017
		974,948
U.S. Government Agencies and Obligations (80.0%)
Export-Import Bank of the United States (0.8%)
DY7 Leasing LLC, 2.578%, 12/10/25	187,500	188,866
Export Leasing 2009 LLC, 1.859%, 08/28/21	124,834	124,564
Helios Leasing I LLC
1.825%, 05/16/25	109,637	107,137
2.018%, 05/29/24	169,713	167,922
Union 16 Leasing LLC, 1.863%, 01/22/25	177,424	174,045
		762,534
Federal Home Loan Mortgage Corporation (FHLMC) (16.5%)
1.184%, 01/25/23 (b)	446,342	446,784
2.500%, 03/01/28	182,273	182,948
2.500%, 04/01/28	290,997	291,955
2.606%, 10/25/27 (b)	304,000	308,353
2.956%, 09/25/24 (b)	500,000	510,477
3.000%, 08/01/42	138,946	138,889
3.000%, 12/01/42	281,401	281,286
3.000%, 01/01/43	378,101	377,947
3.000%, 02/01/43	883,725	883,365
3.000%, 04/01/43	360,618	360,471
3.000%, 10/25/46	396,879	391,026
3.500%, 10/01/25	138,567	145,628
3.500%, 05/01/32	325,756	338,085
3.500%, 03/01/42	1,216,139	1,252,778
3.500%, 08/01/42	320,671	330,352
3.500%, 12/01/44	1,494,477	1,531,352
3.500%, 05/25/45	738,969	741,146
3.556%, 05/25/28 (b)	250,000	256,604
4.000%, 09/01/40	386,354	409,134
4.000%, 03/01/41	459,462	486,640
4.000%, 01/01/45	1,162,942	1,221,908
4.056%, 10/25/27 (b)	250,000	261,824
4.500%, 04/01/23	50,580	54,287
4.500%, 09/01/40	308,800	333,202
4.500%, 01/01/41	348,110	374,774
4.500%, 03/01/41	343,103	370,404
4.556%, 03/25/25 (b)	500,000	529,283
5.000%, 03/01/23	41,462	45,117
5.000%, 05/01/29	60,116	65,503
5.000%, 08/01/35	56,277	61,489
	Principal	Value(a)
5.000%, 11/01/35	$58,560	$63,929
5.000%, 11/01/39	562,710	625,135
5.000%, 03/01/40	398,551	444,239
5.500%, 06/01/20	30,475	31,607
5.500%, 10/01/20	156,518	163,388
5.500%, 11/01/23	124,353	137,798
5.500%, 05/01/34	202,973	232,082
6.000%, 09/01/22	82,815	89,620
6.000%, 11/01/33	170,215	196,776
6.250%, 12/15/23	78,545	85,294
6.500%, 11/01/32	55,980	65,332
		15,118,211
Federal National Mortgage Association (FNMA) (43.0%)
2.106%, 01/25/29 (b)	63,174	63,317
2.500%, 03/01/27	486,434	488,108
2.500%, 11/01/27	238,782	238,338
2.500%, 03/01/28	515,466	517,049
3.000%, 09/01/22	172,701	178,015
3.000%, 11/01/27	231,519	238,108
3.000%, 06/01/28	298,151	306,708
3.000%, 01/01/32 (c)	3,300,000	3,386,367
3.000%, 03/01/42	145,003	144,932
3.000%, 09/01/42	201,321	201,263
3.000%, 03/01/43	144,765	144,723
3.000%, 04/01/43	581,993	581,827
3.000%, 05/01/43	781,879	781,656
3.000%, 09/01/43	218,493	218,431
3.000%, 01/01/46	520,259	517,404
3.500%, 11/01/25	82,079	85,694
3.500%, 01/01/26	182,407	190,441
3.500%, 12/01/32	295,093	306,963
3.500%, 11/01/40	260,183	268,339
3.500%, 01/01/41	437,905	451,633
3.500%, 02/01/41	960,134	990,126
3.500%, 11/01/41	433,643	447,216
3.500%, 12/01/41	837,846	863,960
3.500%, 01/01/42	1,972,580	2,034,433
3.500%, 05/01/42	593,361	611,937
3.500%, 08/01/42	565,280	582,964
3.500%, 01/01/43	341,781	352,497
3.500%, 02/01/43	692,683	715,349
3.500%, 03/01/43	323,020	333,182
3.500%, 05/01/43	1,205,635	1,242,928
3.500%, 06/01/45	1,793,106	1,839,539
3.500%, 10/01/45	249,214	255,601
3.500%, 01/01/46	499,544	513,225
3.500%, 01/01/47	500,000	512,952
3.500%, 01/01/47 (c)	2,400,000	2,459,813
4.000%, 06/25/23	174,828	181,451
4.000%, 12/01/40	194,799	205,188
4.000%, 04/01/41	165,425	175,223
4.000%, 11/01/41	397,738	419,018
4.000%, 06/01/42	1,008,697	1,065,796
4.000%, 09/01/43	636,452	670,009
4.000%, 10/01/43	1,464,900	1,557,099
4.000%, 01/01/44	333,289	354,280
4.000%, 08/01/44	335,588	353,530
4.000%, 01/01/47 (c)	750,000	788,481
4.500%, 04/01/21	4,287	4,457
4.500%, 11/01/23	44,793	48,177

See accompanying notes to financial statements.

SFT Advantus Mortgage Securities Fund
Investments in Securities – continued

	Principal	Value(a)
4.500%, 04/01/25	$92,256	$97,764
4.500%, 05/25/34	537,000	601,416
4.500%, 05/01/35	234,978	254,007
4.500%, 07/01/35	237,625	256,655
4.500%, 09/01/37	277,555	300,363
5.000%, 05/01/18	32,904	33,674
5.000%, 10/01/20	53,662	56,770
5.000%, 06/25/23	168,122	178,735
5.000%, 11/01/33	242,102	265,172
5.000%, 03/01/34	491,594	538,862
5.000%, 05/01/34	53,948	58,907
5.000%, 12/01/34	48,623	53,392
5.000%, 04/01/35	75,218	82,255
5.000%, 07/01/35	471,320	517,337
5.000%, 03/01/38	130,104	143,552
5.000%, 06/01/39	204,061	226,812
5.000%, 12/01/39	315,261	350,960
5.000%, 06/01/40	110,481	122,023
5.000%, 04/01/41	218,953	243,599
5.500%, 02/01/18	18,616	18,883
5.500%, 03/01/18	36,142	36,749
5.500%, 08/01/23	71,630	79,552
5.500%, 02/01/24	102,227	113,595
5.500%, 04/01/33	359,931	408,029
5.500%, 05/01/33	22,004	24,664
5.500%, 01/01/34	56,637	63,458
5.500%, 02/01/34	34,296	38,501
5.500%, 04/01/34	87,890	98,532
5.500%, 05/01/34	18,353	20,384
5.500%, 09/01/34	234,231	264,580
5.500%, 10/01/34	87,309	97,790
5.500%, 01/01/35	146,592	164,975
5.500%, 02/01/35	282,681	319,494
5.500%, 06/01/35	14,474	16,232
5.500%, 08/01/35	73,561	82,531
5.500%, 10/01/35	53,524	61,389
5.500%, 11/01/35	12,786	14,311
5.500%, 09/01/36	203,975	228,881
5.500%, 05/01/38	5,219	5,830
6.000%, 09/01/32	22,759	26,508
6.000%, 10/01/32	347,223	402,911
6.000%, 11/01/32	250,136	289,948
6.000%, 03/01/33	333,852	388,824
6.000%, 04/01/33	46,357	52,476
6.000%, 12/01/33	78,585	90,430
6.000%, 08/01/34	74,738	85,289
6.000%, 09/01/34	42,257	48,073
6.000%, 11/01/34	24,145	27,576
6.000%, 12/01/34	176,777	201,956
6.000%, 11/01/36	23,964	27,372
6.000%, 01/01/37	216,236	247,375
6.000%, 08/01/37	57,092	65,101
6.000%, 09/01/37	83,248	94,575
6.000%, 12/01/37	40,432	45,941
6.000%, 12/01/38	94,945	108,817
6.500%, 11/01/23	65,016	71,579
6.500%, 02/01/32	261,481	300,122
6.500%, 04/01/32	91,357	105,730
6.500%, 05/01/32	31,627	35,782
6.500%, 07/01/32	317,276	358,955
6.500%, 09/01/32	912	1,032
6.500%, 09/01/34	23,068	26,098
6.500%, 11/01/34	11,284	12,766
6.500%, 03/01/35	133,919	156,010
	Principal	Value(a)
6.500%, 02/01/36	$23,142	$26,182
6.500%, 09/01/37	120,659	136,510
7.000%, 09/01/31	131,914	149,038
7.000%, 11/01/31	24,890	28,274
7.000%, 02/01/32	97,966	115,089
7.000%, 07/01/32	17,196	19,339
7.000%, 10/01/37	16,528	17,510
7.500%, 07/25/22	95,127	104,719
7.500%, 04/01/31	32,858	35,181
		39,331,450
Government National Mortgage Association (GNMA) (19.6%)
0.000%, 03/16/42 (b) (d) (e)	1,121,976	—
0.009%, 06/17/45 (b) (d)	315,039	107
0.643%, 07/16/40 (b) (d)	224,734	343
1.000%, 12/20/42	213,205	200,968
3.000%, 09/20/42	572,817	582,437
3.000%, 09/20/44	212,970	216,126
3.000%, 03/15/45	547,710	554,221
3.000%, 04/15/45	1,447,044	1,464,246
3.000%, 05/15/45	192,978	195,272
3.000%, 01/01/47 (c)	350,000	354,382
3.250%, 04/20/33	220,344	227,721
3.250%, 03/20/35	1,275,292	1,318,074
3.250%, 11/20/35	329,186	339,761
3.250%, 01/20/36	1,190,772	1,229,030
3.500%, 11/15/40	147,052	153,925
3.500%, 10/20/43	425,649	444,465
3.500%, 02/20/45	720,455	749,688
3.500%, 03/20/45	1,100,538	1,145,220
3.500%, 04/20/45	1,398,419	1,455,160
3.500%, 04/20/46	345,820	360,016
3.500%, 01/01/47 (c)	600,000	623,707
3.750%, 03/20/46	296,446	311,973
4.000%, 07/20/31	519,992	557,076
4.000%, 04/20/39	419,547	449,191
4.000%, 12/20/40	1,077,788	1,160,447
4.000%, 01/15/41	78,016	83,001
4.000%, 02/15/41	521,373	561,010
4.000%, 10/15/41	426,077	456,238
4.000%, 12/20/44	237,866	252,823
4.500%, 06/15/40	378,470	416,696
5.000%, 05/15/33	121,129	133,888
5.000%, 12/15/39	99,164	111,010
5.000%, 01/15/40	887,072	974,912
5.000%, 07/15/40	441,837	485,926
5.500%, 07/15/38	148,590	168,474
5.500%, 10/15/38	176,118	202,244
		17,939,778
Vendee Mortgage Trust (0.1%)
Vendee Mortgage Trust, 7.793%, 02/15/25	60,560	66,236
Total government obligations (cost: $73,857,813)		74,193,157
Asset-Backed Securities (5.6%)
Appalachian Consumer Rate Relief Funding LLC, 3.772%, 08/01/31	120,000	124,104

See accompanying notes to financial statements.

SFT Advantus Mortgage Securities Fund
Investments in Securities – continued

	Principal	Value(a)
Capital One Multi-Asset Execution Trust, 1.434%, 01/18/22 (b)	$275,000	$275,679
CarMax Auto Owner Trust, 1.880%, 11/15/19	350,000	350,585
CCG Receivables Trust, 1.920%, 01/17/23 (f)	300,000	300,366
Citibank Credit Card Issuance Trust, 1.267%, 12/07/23 (b)	500,000	500,234
CountryPlace Manufactured Housing Contract Trust, 5.200%, 12/15/35 (b) (f)	245,351	254,405
Credit Suisse First Boston Mortgage Securities Corp., 6.700%, 12/25/31 (g)	148,054	149,169
Credit-Based Asset Servicing and Securitization LLC, 5.205%, 10/25/36 (f) (g)	329,461	339,028
Entergy Gulf States Reconstruction Funding 1 LLC, 5.930%, 06/29/22	500,000	551,241
FAN Engine Securitization, Ltd., 3.000%, 10/15/19 (e) (f) (h) (i)	101,525	101,847
FirstEnergy Ohio PIRB Special Purpose Trust, 1.726%, 01/15/22	200,000	199,654
Foursight Capital Automobile Receivables Trust
2.340%, 01/15/21 (f)	238,131	236,730
3.710%, 01/18/22 (f)	285,000	279,916
Lehman ABS Manufactured Housing Contract Trust, 5.873%, 04/15/40	106,527	109,909
Longtrain Leasing III LLC 2015-1A Class A1, 2.980%, 01/15/45 (e) (f)	276,726	268,471
Origen Manufactured Housing Contract Trust, 5.910%, 01/15/37	415,316	433,512
SoFi Professional Loan Program
1.806%, 04/25/35 (b) (f)	204,624	205,426
2.006%, 08/25/32 (b) (f)	262,998	264,633
Trip Rail Master Funding LLC, 2.863%, 04/15/44 (f)	189,720	185,214
Total asset-backed securities (cost: $5,144,917)		5,130,123
Other Mortgage-Backed Securities (6.8%)
Collateralized Mortgage Obligations/ Mortgage Revenue Bonds (0.2%)
Bear Stearns Mortgage Securities, Inc., 8.000%, 11/25/29 (i)	150,977	130,490
Prudential Home Mortgage Securities
7.844%, 09/28/24 (b) (f)	1,380	1,226
7.900%, 04/28/22 (f)	15,151	14,083
	Principal	Value(a)
Structured Asset Mortgage Investments, Inc., 1.495%, 05/02/30 (b) (i)	$11,346	$2,461
		148,260
Commercial Mortgage-Backed Securities (6.6%)
7 WTC Depositor LLC Trust, 4.082%, 03/13/31 (f)	149,270	151,247
CFCRE Commercial Mortgage Trust, 3.839%, 12/10/54	500,000	516,572
Citigroup Commercial Mortgage Trust 2.911%, 01/12/30 (b) (f)	130,000	129,331
3.209%, 05/10/49	375,000	373,622
3.396%, 10/10/49	450,000	442,498
Connecticut Avenue Securities, 1.706%, 05/25/24 (b)	223,062	223,548
CSMC Trust, 3.304%, 09/15/37 (f)	400,000	399,808
Hometown Commercial Mortgage, 5.506%, 11/11/38 (e) (f)	43,936	37,624
Irvine Core Office Trust, 2.068%, 05/15/48 (f)	337,850	334,381
JP Morgan Chase Commercial Mortgage Securities Trust, 3.648%, 12/15/49 (b)	400,000	412,773
JPMorgan Chase Commercial Mortgage Securities Corp.
1.898%, 12/05/27 (b) (d) (e) (f)	3,425,181	169,530
3.144%, 08/15/49	125,000	121,898
3.678%, 08/15/46	459,335	475,279
Morgan Stanley Bank of America Merrill Lynch Trust, 3.720%, 12/15/49	225,000	230,497
Morgan Stanley Capital I Trust, 3.451%, 08/05/34 (f)	150,000	149,669
Multi Security Asset Trust, 5.880%, 11/28/35 (b) (e) (f)	990,000	962,577
Wells Fargo Commercial Mortgage Trust
2.814%, 08/15/49	540,000	515,939
3.096%, 06/15/49	400,000	392,498
		6,039,291
Total other mortgage-backed securities (cost: $6,364,475)		6,187,551
Corporate Obligations (4.3%)
Communications (0.7%)
Telecommunication (0.7%)
Crown Castle Towers LLC, 3.222%, 05/15/22 (f)	425,000	432,025
SBA Tower Trust, 2.240%, 04/16/18 (f)	220,000	220,410
		652,435

See accompanying notes to financial statements.

SFT Advantus Mortgage Securities Fund
Investments in Securities – continued

	Shares/ Principal	Value(a)
Consumer Cyclical (2.2%)
Auto/Truck Parts & Equipment-Original (2.2%)
Ford Motor Credit Co. LLC, 1.627%, 03/27/17 (b)	$500,000	$500,386
Nissan Motor Acceptance Corp., 1.477%, 09/13/19 (b) (f)	1,500,000	1,497,609
		1,997,995
Financial (1.4%)
Commercial Banks (0.5%)
Bank of America NA, 1.372%, 02/14/17 (b)	500,000	500,239
Real Estate Investment Trust — Diversified (0.4%)
Retail Properties of America, Inc., 4.000%, 03/15/25	400,000	383,115
Real Estate Investment Trust — Residential (0.5%)
UDR, Inc., 4.000%, 10/01/25	400,000	409,437
Total corporate obligations (cost: $3,942,871)		3,943,221
Total long-term debt securities (cost: $89,310,076)		89,454,052
Short-Term Securities (10.4%)
Investment Companies (10.4%)
Federated Government Obligations Fund, current rate 0.410% (j)	2,300,000	2,300,000
State Street Institutional U.S. Government Money Market Fund, current rate 0.420% (j)	4,936,174	4,936,174
STIT-Government & Agency Portfolio, current rate 0.430% (j)	2,300,000	2,300,000
Total short-term securities (cost: $9,536,174)		9,536,174
Total investments in securities (cost: $98,846,250) (k)		98,990,226
Liabilities in excess of cash and other assets (-8.2%)		(7,460,597)
Total net assets (100.0%)		$91,529,629

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Variable rate security.

(c)  Security is issued on a when-issued or forward commitment basis. As of December 31, 2016 the total cost of investments issued on a when-issued or forward commitment basis was $7,613,601.

(d)  Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.

(e)  Illiquid security. (See Note 5.)

(f)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program. This security has been determined to be liquid unless otherwise indicated.

(g)  Step rate security.

(h)  Foreign security: The Fund held 0.1% of net assets in foreign securities at December 31, 2016.

(i)  These securities are being fair-valued according to procedures approved by the Board of Trustees.

(j)  All or a portion of the security segregated to cover when-issued purchase commitments outstanding or extended settlement trades as of December 31, 2016.

(k)  At December 31, 2016 the cost of securities for federal income tax purposes was $99,330,061. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$1,245,588
Gross unrealized depreciation	(1,585,423)
Net unrealized depreciation	$(339,835)

See accompanying notes to financial statements.

SFT Advantus Real Estate Securities Fund
Investments in Securities

December 31, 2016

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (97.8%)
Real Estate (97.8%)
Health Care REITs (10.5%)
HCP, Inc.	85,000	$2,526,200
Healthcare Trust of America, Inc. – Class A	55,000	1,601,050
Omega Healthcare Investors, Inc.	52,700	1,647,402
Physicians Realty Trust	86,300	1,636,248
Ventas, Inc.	44,496	2,781,890
Welltower, Inc.	76,300	5,106,759
		15,299,549
Hotels & Resort REITs (6.2%)
Apple Hospitality REIT, Inc.	37,000	739,260
Host Hotels & Resorts, Inc.	207,746	3,913,935
LaSalle Hotel Properties	20,100	612,447
Pebblebrook Hotel Trust	25,200	749,700
RLJ Lodging Trust	59,700	1,462,053
Sunstone Hotel Investors, Inc.	104,100	1,587,525
		9,064,920
Industrial REITs (10.8%)
Duke Realty Corp.	120,700	3,205,792
First Industrial Realty Trust, Inc.	88,300	2,476,815
Liberty Property Trust	76,100	3,005,950
ProLogis, Inc.	133,281	7,035,904
		15,724,461
Office REITs (17.9%)
Alexandria Real Estate Equities, Inc.	37,700	4,189,601
Boston Properties, Inc.	28,783	3,620,325
Brandywine Realty Trust	155,100	2,560,701
Corporate Office Properties Trust	75,500	2,357,110
Equity Commonwealth (b)	19,500	589,680
Highwoods Properties, Inc.	55,400	2,825,954
Kilroy Realty Corp.	48,636	3,561,128
SL Green Realty Corp.	12,471	1,341,256
Vornado Realty Trust	48,486	5,060,484
		26,106,239
Residential REITs (17.4%)
American Campus Communities, Inc.	36,200	1,801,674
Apartment Investment & Management Co. – Class A	49,718	2,259,683
AvalonBay Communities, Inc.	27,626	4,893,946
Education Realty Trust, Inc.	54,200	2,292,660
Equity Lifestyle Properties, Inc.	23,643	1,704,660
Equity Residential	35,900	2,310,524
Essex Property Trust, Inc.	10,316	2,398,470
Mid-America Apartment Communities, Inc.	36,000	3,525,120
Sun Communities, Inc.	31,600	2,420,876
UDR, Inc.	52,300	1,907,904
		25,515,517
	Shares	Value(a)
Retail REITs (20.2%)
Agree Realty Corp.	28,000	$1,289,400
Brixmor Property Group, Inc.	116,600	2,847,372
Federal Realty Investment Trust	12,544	1,782,628
General Growth Properties, Inc.	154,900	3,869,402
Kimco Realty Corp.	136,400	3,431,824
Pennsylvania Real Estate Investment Trust	37,300	707,208
Regency Centers Corp.	51,400	3,544,030
Simon Property Group, Inc.	57,679	10,247,828
Weingarten Realty Investors	52,500	1,878,975
		29,598,667
Specialized REITs (14.8%)
CubeSmart	38,721	1,036,561
CyrusOne, Inc.	45,000	2,012,850
Digital Realty Trust, Inc.	19,300	1,896,418
DuPont Fabros Technology, Inc.	42,100	1,849,453
Equinix, Inc.	14,168	5,063,785
Extra Space Storage, Inc.	44,800	3,460,352
Public Storage	24,500	5,475,750
STORE Capital Corp.	35,900	887,089
		21,682,258
Total common stocks (cost: $134,277,365)		142,991,611
Short-Term Securities (2.4%)
Investment Companies (2.4%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.420%	3,549,870	3,549,870
Total short-term securities (cost: $3,549,870)		3,549,870
Total investments in securities (cost: $137,827,235) (c)		146,541,481
Liabilities in excess of cash and other assets (-0.2%)		(317,947)
Total net assets (100.0%)		$146,223,534

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Non-income producing security.

(c)  At December 31, 2016 the cost of securities for federal income tax purposes was $138,867,316. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$9,497,791
Gross unrealized depreciation	(1,823,626)
Net unrealized appreciation	$7,674,165

See accompanying notes to financial statements.

SFT IvySM Growth Fund
Investments in Securities

December 31, 2016

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (99.2%)
Consumer Discretionary (17.1%)
Hotels, Restaurants & Leisure (1.7%)
MGM Resorts International (b)	187,200	$5,396,976
Starbucks Corp.	40,500	2,248,560
		7,645,536
Internet & Catalog Retail (4.4%)
Amazon.com, Inc. (b)	17,616	13,209,710
The Priceline Group, Inc. (b)	4,300	6,304,058
		19,513,768
Media (2.1%)
Comcast Corp. – Class A	130,400	9,004,120
Specialty Retail (8.4%)
AutoZone, Inc. (b)	8,000	6,318,320
L Brands, Inc.	31,900	2,100,296
O'Reilly Automotive, Inc. (b)	28,200	7,851,162
The Home Depot, Inc.	126,500	16,961,120
Ulta Salon Cosmetics & Fragrance, Inc. (b)	13,900	3,543,666
		36,774,564
Textiles, Apparel & Luxury Goods (0.5%)
NIKE, Inc. – Class B	39,700	2,017,951
Consumer Staples (2.9%)
Tobacco (2.9%)
Philip Morris International, Inc.	137,600	12,589,024
Energy (6.2%)
Energy Equipment & Services (3.1%)
Halliburton Co.	196,501	10,628,739
Schlumberger, Ltd.	37,300	3,131,335
		13,760,074
Oil, Gas & Consumable Fuels (3.1%)
EOG Resources, Inc.	134,797	13,627,977
Financial (11.1%)
Capital Markets (11.1%)
CME Group, Inc.	123,900	14,291,865
S&P Global, Inc.	42,495	4,569,912
The Charles Schwab Corp.	259,300	10,234,571
The Goldman Sachs Group, Inc.	81,282	19,462,975
		48,559,323
Health Care (13.8%)
Biotechnology (7.7%)
Alexion Pharmaceuticals, Inc. (b)	17,600	2,153,360
Biogen, Inc. (b)	11,838	3,357,020
Celgene Corp. (b)	145,991	16,898,458
Shire PLC, ADR (c)	58,073	9,894,478
Vertex Pharmaceuticals, Inc. (b)	23,334	1,719,016
		34,022,332
	Shares	Value(a)
Health Care Equipment & Supplies (3.9%)
Danaher Corp.	87,000	$6,772,080
DexCom, Inc. (b)	59,400	3,546,180
Edwards Lifesciences Corp. (b)	71,841	6,731,502
		17,049,762
Pharmaceuticals (2.2%)
Allergan PLC (b)	23,019	4,834,220
Bristol-Myers Squibb Co.	82,400	4,815,456
		9,649,676
Industrials (8.0%)
Aerospace & Defense (3.2%)
Lockheed Martin Corp.	48,400	12,097,096
Northrop Grumman Corp.	9,300	2,162,994
		14,260,090
Road & Rail (4.8%)
Canadian Pacific Railway, Ltd. (c)	75,100	10,722,027
Union Pacific Corp.	99,942	10,361,986
		21,084,013
Information Technology (38.9%)
Computers & Peripherals (2.2%)
Apple, Inc.	85,321	9,881,878
Internet Software & Services (8.8%)
Alphabet, Inc. – Class A (b)	16,200	12,837,690
Alphabet, Inc. – Class C (b)	13,544	10,453,530
Facebook, Inc. – Class A (b)	131,700	15,152,085
		38,443,305
IT Services (9.0%)
FleetCor Technologies, Inc. (b)	22,500	3,184,200
Mastercard, Inc. – Class A	183,200	18,915,400
Visa, Inc. – Class A	167,400	13,060,548
WEX, Inc. (b)	40,800	4,553,280
		39,713,428
Semiconductors & Semiconductor Equipment (8.6%)
Applied Materials, Inc.	149,600	4,827,592
Lam Research Corp.	168,138	17,777,231
Microchip Technology, Inc.	234,729	15,057,865
		37,662,688
Software (10.3%)
Adobe Systems, Inc. (b)	107,100	11,025,945
Electronic Arts, Inc. (b)	105,100	8,277,676
Microsoft Corp.	308,500	19,170,190
Salesforce.com, Inc. (b)	95,500	6,537,930
		45,011,741
Materials (1.2%)
Chemicals (1.2%)
AdvanSix, Inc. (b)	2,212	48,974
PPG Industries, Inc.	53,500	5,069,660
		5,118,634
Total common stocks (cost: $375,052,340)		435,389,884
See accompanying notes to financial statements.

SFT IvySM Growth Fund
Investments in Securities – continued

	Shares	Value(a)
Short-Term Securities (0.8%)
Investment Companies (0.8%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.270%	3,502,049	$3,502,049
Total short-term securities (cost: $3,502,049)		3,502,049
Total investments in securities (cost: $378,554,389) (d)		438,891,933
Cash and other assets in excess of liabilities (0.0%)		92,667
Total net assets (100.0%)		$438,984,600

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Non-income producing security.

(c)  Foreign security: The Fund held 4.7% of net assets in foreign securities at December 31, 2016.

(d)  At December 31, 2016 the cost of securities for federal income tax purposes was $379,043,530. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$72,751,793
Gross unrealized depreciation	(12,903,390)
Net unrealized appreciation	$59,848,403

See accompanying notes to financial statements.

SFT IvySM Small Cap Growth Fund
Investments in Securities

December 31, 2016

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (96.1%)
Consumer Discretionary (17.3%)
Auto Components (1.1%)
Motorcar Parts of America, Inc. (b)	64,400	$1,733,648
Distributors (1.8%)
Pool Corp.	28,797	3,004,679
Hotels, Restaurants & Leisure (4.7%)
Dave & Buster's Entertainment, Inc. (b)	35,000	1,970,500
Vail Resorts, Inc.	14,600	2,355,126
Wingstop, Inc.	114,333	3,383,113
		7,708,739
Household Durables (1.6%)
Installed Building Products, Inc. (b)	62,600	2,585,380
Leisure Equipment & Products (0.5%)
Nautilus, Inc. (b)	46,400	858,400
Specialty Retail (7.6%)
Boot Barn Holdings, Inc. (b)	157,172	1,967,793
Burlington Stores, Inc. (b)	29,500	2,500,125
Five Below, Inc. (b)	84,100	3,360,636
Kate Spade & Co. (b)	91,356	1,705,617
Monro Muffler Brake, Inc.	32,800	1,876,160
Party City Holdco, Inc. (b)	63,723	904,867
		12,315,198
Consumer Staples (2.0%)
Food & Staples Retailing (1.0%)
Casey's General Stores, Inc.	13,500	1,604,880
Food Products (1.0%)
Snyder's-Lance, Inc.	44,800	1,717,632
Energy (4.3%)
Energy Equipment & Services (2.9%)
Forum Energy Technologies, Inc. (b)	7,200	158,400
RPC, Inc.	166,100	3,290,441
Superior Energy Services, Inc.	63,600	1,073,568
US Silica Holdings, Inc.	4,300	243,724
		4,766,133
Oil, Gas & Consumable Fuels (1.4%)
Parsley Energy, Inc. Class A (b)	23,300	821,092
RSP Permian, Inc. (b)	32,500	1,450,150
		2,271,242
Financial (8.6%)
Commercial Banks (3.2%)
Home BancShares, Inc.	56,800	1,577,336
SVB Financial Group (b)	18,800	3,227,208
Western Alliance Bancorp (b)	6,700	326,357
		5,130,901
	Shares	Value(a)
Consumer Finance (3.2%)
PRA Group, Inc. (b)	133,215	$5,208,707
Thrifts & Mortgage Finance (2.2%)
LendingTree, Inc. (b)	36,117	3,660,458
Health Care (16.3%)
Health Care Equipment & Supplies (8.5%)
Cantel Medical Corp.	22,000	1,732,500
Inogen, Inc. (b)	29,300	1,968,081
iRhythm Technologies, Inc. (b)	26,474	794,220
K2M Group Holdings, Inc. (b)	166,100	3,328,644
Nevro Corp. (b)	23,700	1,722,042
NuVasive, Inc. (b)	24,800	1,670,528
NxStage Medical, Inc. (b)	85,457	2,239,828
Penumbra, Inc. (b)	6,900	440,220
		13,896,063
Health Care Providers & Services (5.8%)
AMN Healthcare Services, Inc. (b)	108,374	4,166,980
Envision Healthcare Corp. (b)	23,600	1,493,644
HealthEquity, Inc. (b)	94,200	3,816,984
		9,477,608
Health Care Technology (2.0%)
Veeva Systems, Inc. – Class A (b)	78,500	3,194,950
Industrials (16.7%)
Aerospace & Defense (3.8%)
Hexcel Corp.	53,100	2,731,464
Mercury Systems, Inc. (b)	114,200	3,451,124
		6,182,588
Air Freight & Logistics (1.0%)
XPO Logistics, Inc. (b)	37,000	1,596,920
Building Products (0.9%)
Trex Co., Inc. (b)	24,021	1,546,952
Commercial Services & Supplies (1.0%)
Healthcare Services Group, Inc.	39,600	1,551,132
Construction & Engineering (1.2%)
Dycom Industries, Inc. (b)	25,400	2,039,366
Electrical Equipment (1.6%)
Woodward, Inc.	39,000	2,692,950
Machinery (2.6%)
John Bean Technologies Corp.	9,400	807,930
The Middleby Corp. (b)	12,500	1,610,125
The Toro Co.	31,300	1,751,235
		4,169,290

See accompanying notes to financial statements.

SFT IvySM Small Cap Growth Fund
Investments in Securities – continued

	Shares	Value(a)
Road & Rail (1.2%)
Knight Transportation, Inc.	58,600	$1,936,730
Trading Companies & Distributors (3.4%)
Beacon Roofing Supply, Inc. (b)	34,800	1,603,236
Watsco, Inc.	26,781	3,966,802
		5,570,038
Information Technology (28.6%)
Communications Equipment (1.0%)
Lumentum Holdings, Inc. (b)	41,200	1,592,380
Electronic Equipment, Instruments & Components (2.5%)
Cognex Corp.	44,900	2,856,538
Fabrinet (b) (c)	30,200	1,217,060
		4,073,598
Internet Software & Services (3.7%)
Criteo SA ADR (b) (c)	44,200	1,815,736
Five9, Inc. (b)	37,100	526,449
Q2 Holdings, Inc. (b)	88,294	2,547,282
Shopify, Inc. Class A (b) (c)	27,600	1,183,212
		6,072,679
IT Services (2.4%)
Booz Allen Hamilton Holding Corp.	85,935	3,099,675
InterXion Holding NV (b) (c)	25,000	876,750
		3,976,425
Semiconductors & Semiconductor Equipment (3.7%)
MACOM Technology Solutions Holdings, Inc. (b)	17,300	800,644
Mellanox Technologies, Ltd. (b) (c)	39,300	1,607,370
Monolithic Power Systems, Inc.	24,300	1,990,899
Power Integrations, Inc.	25,000	1,696,250
		6,095,163
Software (15.3%)
BroadSoft, Inc. (b)	58,900	2,429,625
Ellie Mae, Inc. (b)	23,000	1,924,640
Globant SA (b) (c)	71,500	2,384,525
Guidewire Software, Inc. (b)	33,832	1,668,932
HubSpot, Inc. (b)	28,900	1,358,300
Manhattan Associates, Inc. (b)	82,359	4,367,498
Paycom Software, Inc. (b)	55,155	2,509,001
Proofpoint, Inc. (b)	27,244	1,924,789
The Ultimate Software Group, Inc. (b)	12,631	2,303,263
Tyler Technologies, Inc. (b)	28,099	4,011,694
		24,882,267
Materials (1.0%)
Construction Materials (1.0%)
Eagle Materials, Inc.	16,900	1,665,157
	Shares	Value(a)
Real Estate (1.3%)
Real Estate Services (1.3%)
RE/MAX Holdings, Inc. Class A	37,200	$2,083,200
Total common stocks (cost: $139,239,444)		156,861,453
Short-Term Securities (4.1%)
Investment Companies (4.1%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.420%	6,700,382	6,700,382
Total short-term securities (cost: $6,700,382)		6,700,382
Total investments in securities (cost: $145,939,826) (d)		163,561,835
Liabilities in excess of cash and other assets (-0.2%)		(267,442)
Total net assets (100.0%)		$163,294,393

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Non-income producing security.

(c)  Foreign security: The Fund held 5.6% of net assets in foreign securities at December 31, 2016.

(d)  At December 31, 2016 the cost of securities for federal income tax purposes was $147,160,560. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$19,680,987
Gross unrealized depreciation	(3,279,712)
Net unrealized appreciation	$16,401,275

See accompanying notes to financial statements.

SFT Pyramis® Core Equity Fund
Investments in Securities

December 31, 2016

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (98.4%)
Consumer Discretionary (11.9%)
Auto Components (0.8%)
Delphi Automotive PLC (b)	14,380	$968,493
Hotels, Restaurants & Leisure (0.7%)
Royal Caribbean Cruises, Ltd.	9,240	758,050
Household Durables (1.9%)
Mohawk Industries, Inc. (c)	3,650	728,832
Newell Brands, Inc.	32,805	1,464,743
		2,193,575
Internet & Catalog Retail (1.8%)
Amazon.com, Inc. (c)	2,710	2,032,148
Media (3.1%)
Comcast Corp. – Class A	26,640	1,839,492
The Interpublic Group of Cos., Inc.	22,270	521,340
The Walt Disney Co.	11,440	1,192,277
		3,553,109
Multiline Retail (0.5%)
Target Corp.	8,850	639,235
Specialty Retail (2.0%)
Signet Jewelers, Ltd.	3,370	317,656
The Home Depot, Inc.	14,420	1,933,434
		2,251,090
Textiles, Apparel & Luxury Goods (1.1%)
NIKE, Inc. – Class B	24,270	1,233,644
Consumer Staples (9.2%)
Beverages (3.4%)
Constellation Brands, Inc. – Class A	8,880	1,361,393
Molson Coors Brewing Co. – Class B	13,860	1,348,717
Monster Beverage Corp. (c)	28,350	1,257,039
		3,967,149
Food & Staples Retailing (2.6%)
CVS Health Corp.	21,220	1,674,470
The Kroger Co.	37,360	1,289,294
		2,963,764
Food Products (0.8%)
Mead Johnson Nutrition Co.	12,690	897,944
Personal Products (0.9%)
Coty, Inc. – Class A	58,300	1,067,473
Tobacco (1.5%)
Reynolds American, Inc.	30,010	1,681,760
Energy (7.4%)
Energy Equipment & Services (1.1%)
Schlumberger, Ltd.	14,580	1,223,991
	Shares	Value(a)
Oil, Gas & Consumable Fuels (6.3%)
EOG Resources, Inc.	14,290	$1,444,719
EQT Corp.	11,660	762,564
Hess Corp.	37,750	2,351,448
Occidental Petroleum Corp.	21,970	1,564,923
Pioneer Natural Resources Co.	6,100	1,098,427
		7,222,081
Financial (14.7%)
Capital Markets (2.6%)
CME Group, Inc.	16,030	1,849,060
The Goldman Sachs Group, Inc.	4,720	1,130,204
		2,979,264
Commercial Banks (6.2%)
Citigroup, Inc.	34,530	2,052,118
KeyCorp	113,620	2,075,837
Regions Financial Corp.	98,820	1,419,055
Wells Fargo & Co.	27,180	1,497,890
		7,044,900
Consumer Finance (3.3%)
Capital One Financial Corp.	22,460	1,959,411
Discover Financial Services	25,480	1,836,853
		3,796,264
Insurance (2.6%)
Hartford Financial Services Group, Inc.	16,030	763,830
Marsh & McLennan Cos., Inc.	14,460	977,351
Torchmark Corp.	17,280	1,274,573
		3,015,754
Health Care (13.6%)
Biotechnology (4.7%)
Alexion Pharmaceuticals, Inc. (c)	12,180	1,490,223
Biogen, Inc. (c)	5,720	1,622,078
BioMarin Pharmaceutical, Inc. (c)	13,600	1,126,624
Shire PLC, ADR (c)	6,400	1,090,432
		5,329,357
Health Care Equipment & Supplies (4.5%)
CR Bard, Inc.	5,300	1,190,698
Danaher Corp.	27,340	2,128,145
Medtronic PLC (b)	9,560	680,959
Zimmer Biomet Holdings, Inc.	11,070	1,142,424
		5,142,226
Health Care Providers & Services (1.3%)
Humana, Inc.	7,510	1,532,265
Pharmaceuticals (3.1%)
Bristol-Myers Squibb Co.	27,270	1,593,659
Merck & Co., Inc.	32,970	1,940,944
		3,534,603

See accompanying notes to financial statements.

SFT Pyramis® Core Equity Fund
Investments in Securities – continued

	Shares	Value(a)
Industrials (10.3%)
Aerospace & Defense (3.8%)
Lockheed Martin Corp.	6,850	$1,712,089
The Boeing Co.	8,550	1,331,064
United Technologies Corp.	11,870	1,301,189
		4,344,342
Air Freight & Logistics (1.5%)
FedEx Corp.	8,990	1,673,938
Airlines (0.9%)
United Continental Holdings, Inc. (c)	14,400	1,049,472
Building Products (0.9%)
Fortune Brands Home & Security, Inc.	19,720	1,054,231
Machinery (2.0%)
Fortive Corp.	12,625	677,079
Ingersoll-Rand PLC	21,100	1,583,344
		2,260,423
Road & Rail (1.2%)
CSX Corp.	38,100	1,368,933
Information Technology (20.5%)
Computers & Peripherals (2.2%)
Apple, Inc.	21,790	2,523,718
Internet Software & Services (6.0%)
Alphabet, Inc. – Class A (c)	5,540	4,390,173
Facebook, Inc. – Class A (c)	22,010	2,532,250
		6,922,423
IT Services (3.9%)
Fidelity National Information Services, Inc.	14,870	1,124,767
PayPal Holdings, Inc. (c)	34,550	1,363,688
Visa, Inc. – Class A	24,950	1,946,599
		4,435,054
Semiconductors & Semiconductor Equipment (4.2%)
Broadcom, Ltd. (b)	10,060	1,778,306
Micron Technology, Inc. (c)	38,720	848,743
NXP Semiconductor NV (b) (c)	7,240	709,592
QUALCOMM, Inc.	21,970	1,432,444
		4,769,085
Software (4.2%)
Adobe Systems, Inc. (c)	14,020	1,443,359
Electronic Arts, Inc. (c)	16,360	1,288,514
Oracle Corp.	10,690	411,031
Salesforce.com, Inc. (c)	24,540	1,680,008
		4,822,912
Materials (2.8%)
Chemicals (2.3%)
Albemarle Corp.	6,330	544,886
Ecolab, Inc.	8,970	1,051,464
LyondellBasell Industries NV – Class A	12,510	1,073,108
		2,669,458
	Shares	Value(a)
Construction Materials (0.5%)
Eagle Materials, Inc.	5,930	$584,283
Real Estate (2.5%)
Office REITs (1.0%)
Boston Properties, Inc.	9,610	1,208,746
Residential REITs (0.5%)
UDR, Inc.	16,590	605,203
Specialized REITs (1.0%)
American Tower Corp.	10,600	1,120,208
Telecommunication Services (2.5%)
Diversified Telecommunication Services (1.7%)
Verizon Communications, Inc.	36,980	1,973,992
Wireless Telecommunication Services (0.8%)
T-Mobile US, Inc. (c)	16,150	928,787
Utilities (3.0%)
Electric Utilities (3.0%)
American Electric Power Co., Inc.	32,260	2,031,090
PG&E Corp.	22,620	1,374,617
		3,405,707
Total common stocks (cost: $103,056,370)		112,749,054
Short-Term Securities (0.8%)
Investment Companies (0.8%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.420%	864,438	864,438
Total short-term securities (cost: $864,438)		864,438
Total investments in securities (cost: $103,920,808) (d)		113,613,492
Cash and other assets in excess of liabilities (0.8%)		881,159
Total net assets (100.0%)		$114,494,651

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Foreign security: The Fund held 4.6% of net assets in foreign securities at December 31, 2016.

(c)  Non-income producing security.

(d)  At December 31, 2016 the cost of securities for federal income tax purposes was $104,595,506. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$11,369,151
Gross unrealized depreciation	(2,351,165)
Net unrealized appreciation	$9,017,986

See accompanying notes to financial statements.

SFT T. Rowe Price Value Fund
Investments in Securities

December 31, 2016

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (98.1%)
Consumer Discretionary (6.4%)
Auto Components (0.4%)
Adient PLC (b) (c)	6,329	$370,879
Delphi Automotive PLC (c)	7,000	471,450
		842,329
Automobiles (0.3%)
General Motors Co.	16,541	576,288
Hotels, Restaurants & Leisure (1.1%)
Las Vegas Sands Corp.	13,556	724,026
Norwegian Cruise Line Holdings, Ltd. (b)	37,343	1,588,198
		2,312,224
Household Durables (0.3%)
Lennar Corp. – Class A	14,300	613,899
Leisure Equipment & Products (0.6%)
Mattel, Inc.	46,141	1,271,185
Media (2.4%)
Comcast Corp. – Class A	26,100	1,802,205
Liberty Global PLC – Class C (b) (c)	35,586	1,056,904
The Walt Disney Co.	6,200	646,164
Twenty-First Century Fox, Inc. – Class B	59,400	1,618,650
		5,123,923
Multiline Retail (0.4%)
Dollar General Corp.	11,900	881,433
Specialty Retail (0.9%)
L Brands, Inc.	5,800	381,872
Lowe's Cos., Inc.	20,000	1,422,400
		1,804,272
Consumer Staples (9.4%)
Beverages (0.3%)
PepsiCo, Inc.	5,600	585,928
Food & Staples Retailing (1.9%)
CVS Health Corp.	7,300	576,043
Wal-Mart Stores, Inc.	20,600	1,423,872
Walgreens Boots Alliance, Inc.	23,410	1,937,412
		3,937,327
Food Products (4.1%)
Bunge, Ltd.	17,874	1,291,218
Mondelez International, Inc. – Class A	11,454	507,756
The JM Smucker Co.	1,100	140,866
Tyson Foods, Inc. – Class A	105,865	6,529,753
		8,469,593
Personal Products (0.3%)
Coty, Inc. – Class A	38,763	709,750
	Shares	Value(a)
Tobacco (2.8%)
Philip Morris International, Inc.	64,000	$5,855,360
Energy (10.9%)
Energy Equipment & Services (0.1%)
Baker Hughes, Inc.	3,565	231,618
Oil, Gas & Consumable Fuels (10.8%)
Chevron Corp.	26,700	3,142,590
Encana Corp. (c)	63,918	750,397
EOG Resources, Inc.	14,221	1,437,743
EQT Corp.	7,652	500,441
Exxon Mobil Corp.	47,700	4,305,402
Hess Corp.	9,477	590,322
Marathon Petroleum Corp.	42,120	2,120,742
Occidental Petroleum Corp.	26,890	1,915,375
Spectra Energy Corp.	36,814	1,512,687
Targa Resources Corp.	3,309	185,536
TOTAL SA ADR (c)	80,956	4,126,327
TransCanada Corp. (c)	40,312	1,820,087
		22,407,649
Financial (25.2%)
Capital Markets (6.5%)
Ameriprise Financial, Inc.	25,856	2,868,465
Morgan Stanley	95,476	4,033,861
State Street Corp.	27,939	2,171,419
The Bank of New York Mellon Corp.	68,674	3,253,774
The Charles Schwab Corp.	30,387	1,199,375
		13,526,894
Commercial Banks (12.6%)
Citigroup, Inc.	58,548	3,479,507
Fifth Third Bancorp	103,164	2,782,333
JPMorgan Chase & Co.	123,099	10,622,213
KeyCorp	110,433	2,017,611
The PNC Financial Services Group, Inc.	900	105,264
US Bancorp	40,400	2,075,348
Wells Fargo & Co.	94,775	5,223,050
		26,305,326
Consumer Finance (0.7%)
Synchrony Financial	41,322	1,498,749
Insurance (5.4%)
American International Group, Inc.	33,511	2,188,604
Chubb, Ltd. (c)	3,000	396,360
Marsh & McLennan Cos., Inc.	35,795	2,419,384
MetLife, Inc.	47,051	2,535,578
Willis Towers Watson PLC (c)	5,400	660,312
XL Group, Ltd. (c)	83,400	3,107,484
		11,307,722
Health Care (13.4%)
Biotechnology (0.4%)
Gilead Sciences, Inc.	11,100	794,871

See accompanying notes to financial statements.

SFT T. Rowe Price Value Fund
Investments in Securities – continued

	Shares	Value(a)
Health Care Equipment & Supplies (4.0%)
Abbott Laboratories	32,565	$1,250,822
Becton Dickinson and Co.	10,625	1,758,969
Danaher Corp.	8,647	673,082
Hologic, Inc. (b)	36,100	1,448,332
Medtronic PLC (c)	45,233	3,221,946
		8,353,151
Health Care Providers & Services (3.5%)
Aetna, Inc.	24,286	3,011,707
Anthem, Inc.	14,845	2,134,265
HCA Holdings, Inc. (b)	22,690	1,679,514
McKesson Corp.	3,600	505,620
		7,331,106
Life Sciences Tools & Services (1.4%)
Agilent Technologies, Inc.	30,582	1,393,316
Thermo Fisher Scientific, Inc.	11,681	1,648,189
		3,041,505
Pharmaceuticals (4.1%)
Bristol-Myers Squibb Co.	16,900	987,636
Mallinckrodt PLC (b)	8,100	403,542
Merck & Co., Inc.	51,300	3,020,031
Pfizer, Inc.	124,924	4,057,532
		8,468,741
Industrials (8.7%)
Aerospace & Defense (2.4%)
Rockwell Collins, Inc.	8,171	757,942
The Boeing Co.	18,666	2,905,923
United Technologies Corp.	12,900	1,414,098
		5,077,963
Airlines (1.2%)
American Airlines Group, Inc.	54,264	2,533,586
Building Products (1.3%)
Johnson Controls International PLC	67,436	2,777,689
Commercial Services & Supplies (0.5%)
Stericycle, Inc. (b)	12,382	953,909
Industrial Conglomerates (2.9%)
General Electric Co.	112,700	3,561,320
Honeywell International, Inc.	10,200	1,181,670
Roper Technologies, Inc.	6,900	1,263,252
		6,006,242
Machinery (0.4%)
Illinois Tool Works, Inc.	4,700	575,562
Pentair PLC (c)	5,763	323,132
		898,694
Information Technology (10.4%)
Communications Equipment (1.9%)
Cisco Systems, Inc.	94,600	2,858,812
Harris Corp.	10,795	1,106,164
		3,964,976
	Shares	Value(a)
Computers & Peripherals (1.6%)
Apple, Inc.	25,100	$2,907,082
Western Digital Corp.	5,797	393,906
		3,300,988
Electronic Equipment, Instruments & Components (0.8%)
Keysight Technologies, Inc. (b)	12,263	448,458
TE Connectivity, Ltd. (c)	17,998	1,246,901
		1,695,359
Semiconductors & Semiconductor Equipment (2.8%)
Analog Devices, Inc.	10,500	762,510
Applied Materials, Inc.	19,600	632,492
Microchip Technology, Inc.	6,828	438,016
NXP Semiconductor NV (b) (c)	4,657	456,433
QUALCOMM, Inc.	28,500	1,858,200
Texas Instruments, Inc.	22,100	1,612,637
		5,760,288
Software (3.3%)
Microsoft Corp.	94,300	5,859,802
Red Hat, Inc. (b)	16,025	1,116,943
		6,976,745
Materials (3.1%)
Chemicals (1.5%)
Ashland Global Holdings, Inc.	11,122	1,215,523
CF Industries Holdings, Inc.	6,801	214,096
EI du Pont de Nemours & Co.	22,700	1,666,180
		3,095,799
Construction Materials (0.3%)
Vulcan Materials Co.	4,600	575,690
Containers & Packaging (1.3%)
Ball Corp.	18,228	1,368,376
International Paper Co.	25,940	1,376,376
		2,744,752
Real Estate (1.5%)
Diversified REITs (0.6%)
VEREIT, Inc.	149,554	1,265,227
Retail REITs (0.3%)
General Growth Properties, Inc.	25,900	646,982
Specialized REITs (0.6%)
Weyerhaeuser Co.	41,900	1,260,771
Telecommunication Services (1.3%)
Diversified Telecommunication Services (1.3%)
Verizon Communications, Inc.	49,422	2,638,146
Utilities (7.8%)
Electric Utilities (6.0%)
American Electric Power Co., Inc.	35,950	2,263,412

See accompanying notes to financial statements.

SFT T. Rowe Price Value Fund
Investments in Securities – continued

	Shares	Value(a)
Eversource Energy	7,781	$429,745
Exelon Corp.	119,650	4,246,378
FirstEnergy Corp.	17,896	554,239
Great Plains Energy, Inc.	29,909	818,011
NextEra Energy, Inc.	6,221	743,161
PG&E Corp.	56,600	3,439,582
		12,494,528
Independent Power Producers & Energy Traders (0.8%)
NRG Energy, Inc.	59,710	732,044
The AES Corp.	78,406	911,078
		1,643,122
Multi-Utilities (1.0%)
DTE Energy Co.	10,600	1,044,206
Sempra Energy	9,800	986,272
		2,030,478
Total common stocks (cost: $185,134,628)		204,592,777
Preferred Stocks (0.4%)
Utilities (0.4%)
Electric Utilities (0.4%)
NextEra Energy, Inc.	16,937	829,574
Total preferred stocks (cost: $835,577)		829,574
Short-Term Securities (1.4%)
Investment Companies (1.4%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.420%	1,006,783	1,006,783
T. Rowe Price Reserve Investment Fund, current rate 0.000%	1,853,960	1,853,960
Total short-term securities (cost: $2,860,743)		2,860,743
Total investments in securities (cost: $188,830,948) (d)		208,283,094
Cash and other assets in excess of liabilities (0.1%)		229,689
Total net assets (100.0%)		$208,512,783

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Non-income producing security.

(c)  Foreign security: The Fund held 8.6% of net assets in foreign securities at December 31, 2016.

(d)  At December 31, 2016 the cost of securities for federal income tax purposes was $189,946,442. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$20,531,214
Gross unrealized depreciation	(2,194,562)
Net unrealized appreciation	$18,336,652

See accompanying notes to financial statements.

Securian Funds Trust

Statements of Assets and Liabilities

December 31, 2016

	SFT Advantus Bond Fund	SFT Advantus Dynamic Managed Volatility Fund[1]		SFT Advantus Government Money Market Fund[2]		SFT Advantus Index 400 Mid-Cap Fund	SFT Advantus Index 500 Fund	SFT Advantus International Bond Fund	SFT Advantus Managed Volatility Equity Fund
Assets
Investments in securities, at market value – see accompanying schedule for detailed listing*
Unaffiliated issuers	$375,530,030		$155,768,439		$78,067,152	$218,043,988	$742,208,159	$104,543,184		$207,284,062
Affiliated issuers (note 8)	–		124,400,586		–	–	–	–		–
Cash on demand deposit^,^^^	–		–		–	643,200	3,908	1,207,651		–
Foreign currency on deposit^^	–		–		–	–	–	63,307		–
Receivable:
Fund shares sold	227		524,621		–	1,433	26,907	50		–
Investment securities sold (including paydowns)	–		–		–	–	–	–		–
Investment securities sold on a forward – commitment basis (note 2)	–		–		–	–	–	–		–
Dividends and accrued interest	2,605,632		954,374		29,770	241,946	930,578	839,116		–
Refundable foreign income taxes withheld	–		–		–	–	–	43,665		–
Adviser (note 4)	–		51,239		26,441	–	–	–		34,436
Unrealized appreciation on forward foreign currency contracts	–		–		–	–	–	5,707,876		–
Prepaid expenses	6,627		5,701		5,870	5,701	7,150	5,701		7,177
Total assets	378,142,516		281,704,960		78,129,233	218,936,268	743,176,702	112,410,550		207,325,675
Liabilities
Payable:
Fund shares repurchased	63,285		–		230,579	39,740	–	9,972		54,108
Investment securities purchased	–		–		–	–	–	36,456		6,869,462
Investment securities purchased on a forward – commitment basis (note 2)	7,506,073		–		–	–	–	–		–
Adviser	211,657		216,937		47,201	76,735	228,739	99,487		153,309
Variation margin	6,414		409,175		–	66,783	49,840	89,380		68,975
Accrued expenses	86,672		59,069		56,659	55,306	88,022	86,734		42,037
Unrealized depreciation on forward foreign currency contracts	–		–		–	–	–	1,083,055		–
Call options written at value (premiums of $54,479 for Advantus Dynamic Managed Volatility Fund)	–		19,706		–	–	–	–		–
Total liabilities	7,874,101		704,887		334,439	238,564	366,601	1,405,084		7,187,891
Net assets applicable to outstanding capital stock	$370,268,415		$281,000,073		$77,794,794	$218,697,704	$742,810,101	$111,005,466		$200,137,784
Net Assets Consist of:
Paid in capital**	$330,796,745		$258,564,595		$77,792,728	$61,261,501	$175,668,053	$113,156,104		$198,067,198
Retained earnings (deficit)	39,471,670		22,435,478		2,066	157,436,203	567,142,048	–		2,070,586
Undistributed net investment income (loss)	–		–		–	–	–	(4,915,077)		–
Accumulated net realized gain (loss)	–		–		–	–	–	597,647		–
Net unrealized appreciation (depreciation) on:
Investments	–		–		–	–	–	(2,149,975)		–
Foreign currency and forward currency transactions	–		–		–	–	–	4,612,298		–
Swaps	–		–		–	–	–	(295,531)		–
Net assets	$370,268,415		$281,000,073		$77,794,794	$218,697,704	$742,810,101	$111,005,466		$200,137,784
Net assets by class:
Class 1	$2,112,706	$	N/A	$	N/A	$4,290,100	$133,013,769	$1,097,472	$	N/A
Class 2	368,155,709		281,000,073		77,794,794	214,407,604	609,796,332	109,907,994		200,137,784
Net asset value per share of outstanding capital stock by class:
Class 1	2.257		N/A		N/A	4.275	8.745	2.499		N/A
Class 2	2.212		12.210		1.000	4.191	8.573	2.450		10.483
* Identified cost:
Unaffiliated issuers	$369,798,922		$154,638,326		$78,067,152	$156,264,400	$331,366,257	$106,693,159		$207,622,141
Affiliated issuers	–		107,000,000		–	–	–	–		–
** Shares outstanding by class:
Class 1	936,068		N/A		N/A	1,003,427	15,209,494	439,157		N/A
Class 2	166,401,852		23,013,062		77,794,794	51,157,151	71,133,513	44,868,134		19,091,991
^ Collateral for open centrally cleared swaps	$–		$–		$–	$–	$–	$1,207,651		$–
^^ Foreign currency on deposit (cost)	$–		$–		$–	$–	$–	$63,100		$–
^^^ Cash collateral for Open Futures Contracts	$–		$–		$–	$643,200	$–	$–		$–

1  Formerly SFT Advantus Managed Volatility Fund.

2  Formerly SFT Advantus Money Market Fund.

See accompanying notes to financial statements.

	SFT Advantus Mortgage Securities Fund	SFT Advantus Real Estate Securities Fund	SFT IvySM Growth Fund		SFT IvySM Small Cap Growth Fund		SFT Pyramis® Core Equity Fund	SFT T. Rowe Price Value Fund
Assets
Investments in securities, at market value – see accompanying schedule for detailed listing*
Unaffiliated issuers	$98,990,226	$146,541,481		$438,891,933		$163,561,835	$113,613,492		$208,283,094
Affiliated issuers (note 8)	–	–		–		–	–		–
Cash on demand deposit^,^^^	750	–		–		–	7,040		–
Foreign currency on deposit^^	–	–		–		–	–		–
Receivable:
Fund shares sold	15	13,309		–		62,840	–		–
Investment securities sold (including paydowns)	–	1,419,455		–		–	888,861		1,318,509
Investment securities sold on a forward – commitment basis (note 2)	1,078,024	–		–		–	–		–
Dividends and accrued interest	268,231	764,315		720,677		23,854	184,693		407,787
Refundable foreign income taxes withheld	–	–		38,515		–	–		20,394
Adviser (note 4)	–	–		–		–	–		–
Unrealized appreciation on forward foreign currency contracts	–	–		–		–	–		–
Prepaid expenses	5,764	6,224		5,702		5,701	5,702		5,701
Total assets	100,343,010	148,744,784		439,656,827		163,654,230	114,699,788		210,035,485
Liabilities
Payable:
Fund shares repurchased	9,312	–		249,915		–	47,150		33,687
Investment securities purchased	–	2,354,030		–		144,413	–		1,253,268
Investment securities purchased on a forward – commitment basis (note 2)	8,691,625	–		–		–	–		–
Adviser	58,859	119,353		351,892		157,741	94,361		168,761
Variation margin	–	–		–		–	–		–
Accrued expenses	53,585	47,867		70,420		57,683	63,626		66,986
Unrealized depreciation on forward foreign currency contracts	–	–		–		–	–		–
Call options written at value (premiums of $54,479 for Advantus Dynamic Managed Volatility Fund)	–	–		–		–	–		–
Total liabilities	8,813,381	2,521,250		672,227		359,837	205,137		1,522,702
Net assets applicable to outstanding capital stock	$91,529,629	$146,223,534		$438,984,600		$163,294,393	$114,494,651		$208,512,783
Net Assets Consist of:
Paid in capital**	$108,614,693	$59,781,772		$344,149,600		$125,652,310	$92,329,980		$173,705,104
Retained earnings (deficit)	(17,085,064)	86,441,762		94,835,000		37,642,083	22,164,671		34,807,679
Undistributed net investment income (loss)	–	–		–		–	–		–
Accumulated net realized gain (loss)	–	–		–		–	–		–
Net unrealized appreciation (depreciation) on:
Investments	–	–		–		–	–		–
Foreign currency and forward currency transactions	–	–		–		–	–		–
Swaps	–	–		–		–	–		–
Net assets	$91,529,629	$146,223,534		$438,984,600		$163,294,393	$114,494,651		$208,512,783
Net assets by class:
Class 1	$269,121	$3,085,034	$	N/A	$	N/A	$695,565	$	N/A
Class 2	91,260,508	143,138,500		438,984,600		163,294,393	113,799,086		208,512,783
Net asset value per share of outstanding capital stock by class:
Class 1	1.924	4.526		N/A		N/A	11.834		N/A
Class 2	1.886	4.436		12.120		12.611	11.755		11.747
* Identified cost:
Unaffiliated issuers	$98,846,250	$137,827,235		$378,554,389		$145,939,826	$103,920,808		$188,830,948
Affiliated issuers	–	–		–		–	–		–
** Shares outstanding by class:
Class 1	139,896	681,687		N/A		N/A	58,777		N/A
Class 2	48,397,572	32,268,036		36,219,012		12,948,111	9,680,628		17,749,984
^ Collateral for open centrally cleared swaps	$–	$–		$–		$–	$–		$–
^^ Foreign currency on deposit (cost)	$–	$–		$–		$–	$–		$–
^^^ Cash collateral for Open Futures Contracts	$–	$–		$–		$–	$–		$–

Securian Funds Trust

Statements of Operations

Year ended December 31, 2016

	SFT Advantus Bond Fund	SFT Advantus Dynamic Managed Volatility Fund[2]	SFT Advantus Government Money Market Fund[3]	SFT Advantus Index 400 Mid-Cap Fund	SFT Advantus Index 500 Fund	SFT Advantus International Bond Fund	SFT Advantus Managed Volatility Equity Fund
Income:
Interest[1]	$13,070,705	$3,350,062	$295,391	$31	$4	$4,242,489	$–
Dividends	11,280	355,490	6,944	3,165,563	15,189,288	45,273	3,600,979
Foreign tax withholding	–	–	–	–	–	(266,741)	–
Total investment income	13,081,985	3,705,552	302,335	3,165,594	15,189,292	4,021,021	3,600,979
Expenses (note 4):
Investment advisory fee	1,530,420	1,517,691	248,863	303,212	1,049,167	657,717	725,058
Rule 12b-1 fees	946,119	583,728	207,386	479,455	1,452,421	271,517	278,868
Audit and accounting services	200,120	123,588	137,610	97,193	174,036	128,480	90,111
Administrative services fee	46,892	30,759	39,837	21,276	21,276	84,327	21,200
Legal fees	23,531	23,691	22,844	15,714	27,616	20,058	22,244
Custodian fees	19,703	10,290	5,337	21,755	22,534	150,602	16,260
Printing and shareholder reports	11,816	11,921	11,906	11,816	11,951	11,816	31,454
Trustee's fees	17,044	17,044	17,044	17,044	17,044	17,044	17,774
S&P Licensing fee	–	109	–	19,728	57,062	–	–
Insurance	6,921	6,921	6,921	6,921	6,921	6,921	7,692
Other	21,814	7,968	60,909	16,677	33,708	12,101	5,636
Total expenses before fees waived	2,824,380	2,333,710	758,657	1,010,791	2,873,736	1,360,583	1,216,297
Less fees waived (note 4)	–	(465,146)	(456,322)	–	–	–	(323,512)
Total expenses net of fees waived	2,824,380	1,868,564	302,335	1,010,791	2,873,736	1,360,583	892,785
Net investment income	10,257,605	1,836,988	–	2,154,803	12,315,556	2,660,438	2,708,194
Realized and unrealized gains (losses) on investments and foreign currencies:
Investments (note 3)
Unaffiliated issuers	4,465,941	(89,494)	41,658	21,418,066	17,139,596	(7,107,080)	404,221
Swaps	–	–	–	–	–	(297,118)	–
Foreign currency transactions	–	–	–	–	–	(3,683,777)	–
Net increase from litigation payments	3,735	–	–	1,505	29,007	34,031	–
Futures transactions	(1,488,050)	898,661	–	2,583,358	1,239,074	–	(1,164,424)
Net change in unrealized appreciation or depreciation on:
Investments
Unaffiliated issuers	3,563,807	4,255,770	–	11,412,260	46,464,753	7,425,686	(255,236)
Affiliated issuers (note 8)	–	11,788,542	–	–	–	–	–
Options written	–	34,774	–	–	–	–	–
Swaps	–	–	–	–	–	253,933	–
Translation of assets and liabilities in foreign currency	–	–	–	–	–	4,019,748	–
Futures transactions	(37,642)	1,512,941	–	(192,001)	67,889	–	229,307
Net gains (losses) on investments	6,507,791	18,401,194	41,658	35,223,188	69,940,319	645,423	(786,132)
Net increase (decrease) in net assets resulting from operations	$16,765,396	$20,238,182	$41,658	$37,377,991	$77,255,875	$3,305,861	$1,922,062

1  All income is from unaffiliated issuers.

2  Formerly SFT Advantus Managed Volatility Fund.

3  Formerly SFT Advantus Money Market Fund.

See accompanying notes to financial statements.

	SFT Advantus Mortgage Securities Fund	SFT Advantus Real Estate Securities Fund	SFT IvySM Growth Fund	SFT IvySM Small Cap Growth Fund	SFT Pyramis® Core Equity Fund	SFT T. Rowe Price Value Fund
Income:
Interest[1]	$2,561,546	$10	$56,349	$63,613	$3,318	$8,471
Dividends	18,455	3,750,715	5,693,451	782,910	1,928,987	5,438,951
Foreign tax withholding	–	–	(70,398)	–	(25,504)	(139,494)
Total investment income	2,580,001	3,750,725	5,679,402	846,523	1,906,801	5,307,928
Expenses (note 4):
Investment advisory fee	378,759	1,049,332	3,008,793	1,285,457	782,045	1,353,619
Rule 12b-1 fees	235,202	362,574	1,122,684	378,076	299,229	505,082
Audit and accounting services	103,239	94,444	128,922	86,991	49,720	98,981
Administrative services fee	42,157	21,276	21,276	21,276	21,276	21,602
Legal fees	29,993	15,154	15,713	15,713	15,713	15,713
Custodian fees	13,120	10,569	14,095	14,611	26,916	29,137
Printing and shareholder reports	11,816	11,816	14,788	16,216	13,576	12,844
Trustee's fees	17,044	17,044	17,044	17,044	17,044	17,044
S&P Licensing fee	–	–	–	–	–	–
Insurance	6,921	6,921	6,921	6,921	6,921	6,921
Other	11,030	12,816	38,784	26,920	25,120	28,252
Total expenses before fees waived	849,281	1,601,946	4,389,020	1,869,225	1,257,560	2,089,195
Less fees waived (note 4)	–	–	–	–	–	–
Total expenses net of fees waived	849,281	1,601,946	4,389,020	1,869,225	1,257,560	2,089,195
Net investment income	1,730,720	2,148,779	1,290,382	(1,022,702)	649,241	3,218,733
Realized and unrealized gains (losses) on investments and foreign currencies:
Investments (note 3)
Unaffiliated issuers	41,847	19,378,674	18,697,201	13,489,268	(870,564)	4,661,153
Swaps	–	–	–	–	–	–
Foreign currency transactions	–	–	(782)	–	–	(8,014)
Net increase from litigation payments	1,643	–	–	–	–	–
Futures transactions	–	–	–	–	–	–
Net change in unrealized appreciation or depreciation on:
Investments
Unaffiliated issuers	(477,313)	(14,560,817)	(16,646,983)	16,850,153	5,750,668	12,604,743
Affiliated issuers (note 8)	–	–	–	–	–	–
Options written	–	–	–	–	–	–
Swaps	–	–	–	–	–	–
Translation of assets and liabilities in foreign currency	–	–	576	–	–	(55)
Futures transactions	–	–	–	–	–	–
Net gains (losses) on investments	(433,823)	4,817,857	2,050,012	30,339,421	4,880,104	17,257,827
Net increase (decrease) in net assets resulting from operations	$1,296,897	$6,966,636	$3,340,394	$29,316,719	$5,529,345	$20,476,560

Securian Funds Trust

Statements of Changes in Net Assets

Year ended December 31, 2016 and year or period ended December 31, 2015

	SFT Advantus Bond Fund		SFT Advantus Dynamic Managed Volatility Fund[1]		SFT Advantus Government Money Market Fund[2]
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income	$10,257,605	$10,453,139	$1,836,988	$1,301,223	$–	$–
Net realized gains (losses) on investments	2,981,626	(56,332)	809,167	(5,238,146)	41,658	872
Net change in unrealized appreciation or depreciation of investments	3,526,165	(9,655,397)	17,592,027	(3,545,337)	–	–
Net increase (decrease) in net assets resulting from operations	16,765,396	741,410	20,238,182	(7,482,260)	41,658	872
Capital stock transactions:
Proceeds from sales
Class 1	1,071,196	1,323,447	–	–	–	–
Class 2	9,479,053	47,256,298	64,812,698	105,460,244	25,360,844	39,859,401
Payments for redemption of shares
Class 1	(5,524,161)	(496,546)	–	–	–	–
Class 2	(40,699,918)	(33,976,002)	(8,037,442)	(25,038,119)	(36,436,264)	(37,936,081)
Increase (decrease) in net assets from capital stock transactions	(35,673,830)	14,107,197	56,775,256	80,422,125	(11,075,420)	1,923,320
Total increase (decrease) in net assets	(18,908,434)	14,848,607	77,013,438	72,939,865	(11,033,762)	1,924,192
Net assets at beginning of period	389,176,849	374,328,242	203,986,635	131,046,770	88,828,556	86,904,364
Net assets at end of period	$370,268,415	$389,176,849	$281,000,073	$203,986,635	$77,794,794	$88,828,556
Undistributed net investment income (loss)	–	–	–	–	–	–
Capital share transactions:
Proceeds from sales
Class 1	476,305	608,048	–	–	–	–
Class 2	4,276,897	22,265,947	5,546,365	9,126,430	25,360,844	39,859,401
Net change from capital transactions	4,753,202	22,873,995	5,546,365	9,126,430	25,360,844	39,859,401
Payments for redemption of shares
Class 1	(2,434,351)	(228,367)	–	–	–	–
Class 2	(18,517,648)	(15,928,093)	(704,549)	(2,249,753)	(36,436,264)	(37,936,081)
Net change from capital transactions	(20,951,999)	(16,156,460)	(704,549)	(2,249,753)	(36,436,264)	(37,936,081)

1  Formerly SFT Advantus Managed Volatility Fund.

2  Formerly SFT Advantus Money Market Fund.

See accompanying notes to financial statements.

	SFT Advantus Index 400 Mid-Cap Fund		SFT Advantus Index 500 Fund
	2016	2015	2016	2015
Operations:
Net investment income	$2,154,803	$2,284,055	$12,315,556	$11,103,511
Net realized gains (losses) on investments	24,002,929	24,990,434	18,407,677	34,220,766
Net change in unrealized appreciation or depreciation of investments	11,220,259	(32,528,902)	46,532,642	(38,613,344)
Net increase (decrease) in net assets resulting from operations	37,377,991	(5,254,413)	77,255,875	6,710,933
Capital stock transactions:
Proceeds from sales
Class 1	2,482,226	3,014,567	39,781,486	50,362,052
Class 2	15,063,744	4,553,072	19,868,185	41,848,727
Payments for redemption of shares
Class 1	(16,796,206)	(1,143,425)	(30,547,533)	(2,010,310)
Class 2	(21,994,165)	(32,328,550)	(50,827,160)	(56,072,867)
Increase (decrease) in net assets from capital stock transactions	(21,244,401)	(25,904,336)	(21,725,022)	34,127,602
Total increase (decrease) in net assets	16,133,590	(31,158,749)	55,530,853	40,838,535
Net assets at beginning of period	202,564,114	233,722,863	687,279,248	646,440,713
Net assets at end of period	$218,697,704	$202,564,114	$742,810,101	$687,279,248
Undistributed net investment income (loss)	–	–	–	–
Capital share transactions:
Proceeds from sales
Class 1	656,440	815,402	4,902,663	6,459,152
Class 2	3,859,189	1,246,026	2,470,698	5,414,073
Net change from capital transactions	4,515,629	2,061,428	7,373,361	11,873,225
Payments for redemption of shares
Class 1	(4,394,872)	(309,356)	(3,770,199)	(254,782)
Class 2	(5,895,049)	(8,932,333)	(6,344,595)	(7,229,840)
Net change from capital transactions	(10,289,921)	(9,241,689)	(10,114,794)	(7,484,622)

Securian Funds Trust

Statements of Changes in Net Assets – continued

Year ended December 31, 2016 and year or period ended December 31, 2015

	SFT Advantus International Bond Fund		SFT Advantus Managed Volatility Equity Fund[1]		SFT Advantus Mortgage Securities Fund
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income	$2,660,438	$2,800,233	$2,708,194	$141,381	$1,730,720	$1,950,839
Net realized gains (losses) on investments	(11,053,944)	3,409,319	(760,203)	30,182	43,490	2,091,083
Net change in unrealized appreciation or depreciation of investments	11,699,367	(11,294,404)	(25,929)	(23,039)	(477,313)	(1,214,082)
Net increase (decrease) in net assets resulting from operations	3,305,861	(5,084,852)	1,922,062	148,524	1,296,897	2,827,840
Capital stock transactions:
Proceeds from sales
Class 1	192,546	171,531	–	–	110,281	147,030
Class 2	2,867,716	3,282,098	173,343,080	25,365,524	4,985,962	3,492,012
Payments for redemption of shares
Class 1	(116,726)	(86,111)	–	–	(778,863)	(73,822)
Class 2	(8,775,824)	(9,862,746)	(641,406)	–	(8,499,819)	(10,139,060)
Increase (decrease) in net assets from capital stock transactions	(5,832,288)	(6,495,228)	172,701,674	25,365,524	(4,182,439)	(6,573,840)
Total increase (decrease) in net assets	(2,526,427)	(11,580,080)	174,623,736	25,514,048	(2,885,542)	(3,746,000)
Net assets at beginning of period	113,531,893	125,111,973	25,514,048	–	94,415,171	98,161,171
Net assets at end of period	$111,005,466	$113,531,893	$200,137,784	$25,514,048	$91,529,629	$94,415,171
Undistributed net investment income (loss)	(4,915,077)	–	–	–	–	–
Capital share transactions:
Proceeds from sales
Class 1	80,466	69,081	–	–	57,106	78,384
Class 2	1,224,266	1,337,257	16,619,423	2,535,129	2,624,654	1,893,593
Net change from capital transactions	1,304,732	1,406,338	16,619,423	2,535,129	2,681,760	1,971,977
Payments for redemption of shares
Class 1	(48,297)	(34,876)	–	–	(399,174)	(39,320)
Class 2	(3,722,946)	(4,054,692)	(62,561)	–	(4,469,887)	(5,501,246)
Net change from capital transactions	(3,771,243)	(4,089,568)	(62,561)	–	(4,869,061)	(5,540,566)

1  The Fund commenced operations on November 18, 2015.

See accompanying notes to financial statements.

	SFT Advantus Real Estate Securities Fund		SFT IvySM Growth Fund		SFT IvySM Small Cap Growth Fund
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income	$2,148,779	$1,922,347	$1,290,382	$39,792	$(1,022,702)	$(1,454,377)
Net realized gains (losses) on investments	19,378,674	13,037,803	18,696,419	16,189,994	13,489,268	10,108,406
Net change in unrealized appreciation or depreciation of investments	(14,560,817)	(8,048,576)	(16,646,407)	16,755,800	16,850,153	(14,170,483)
Net increase (decrease) in net assets resulting from operations	6,966,636	6,911,574	3,340,394	32,985,586	29,316,719	(5,516,454)
Capital stock transactions:
Proceeds from sales
Class 1	1,216,024	1,345,152	–	–	–	–
Class 2	6,915,526	21,582,789	1,697,051	4,349,063	3,486,016	2,783,923
Payments for redemption of shares
Class 1	(5,480,644)	(411,732)	–	–	–	–
Class 2	(15,300,382)	(24,401,085)	(45,133,736)	(58,828,446)	(14,973,753)	(34,086,306)
Increase (decrease) in net assets from capital stock transactions	(12,649,476)	(1,884,876)	(43,436,685)	(54,479,383)	(11,487,737)	(31,302,383)
Total increase (decrease) in net assets	(5,682,840)	5,026,698	(40,096,291)	(21,493,797)	17,828,982	(36,818,837)
Net assets at beginning of period	151,906,374	146,879,676	479,080,891	500,574,688	145,465,411	182,284,248
Net assets at end of period	$146,223,534	$151,906,374	$438,984,600	$479,080,891	$163,294,393	$145,465,411
Undistributed net investment income (loss)	–	–	–	–	–	–
Capital share transactions:
Proceeds from sales
Class 1	271,256	323,734	–	–	–	–
Class 2	1,555,728	5,150,917	149,149	368,876	291,775	240,445
Net change from capital transactions	1,826,984	5,474,651	149,149	368,876	291,775	240,445
Payments for redemption of shares
Class 1	(1,150,736)	(98,752)	–	–	–	–
Class 2	(3,450,344)	(5,925,709)	(3,815,228)	(4,967,733)	(1,311,293)	(3,135,086)
Net change from capital transactions	(4,601,080)	(6,024,461)	(3,815,228)	(4,967,733)	(1,311,293)	(3,135,086)

Securian Funds Trust

Statements of Changes in Net Assets – continued

Year ended December 31, 2016 and year or period ended December 31, 2015

	SFT Pyramis® Core Equity Fund		SFT T. Rowe Price Value Fund
	2016	2015	2016	2015
Operations:
Net investment income	$649,241	$570,340	$3,218,733	$2,436,307
Net realized gains (losses) on investments	(870,564)	7,209,453	4,653,139	4,789,143
Net change in unrealized appreciation or depreciation of investments	5,750,668	(6,584,517)	12,604,688	(11,463,997)
Net increase (decrease) in net assets resulting from operations	5,529,345	1,195,276	20,476,560	(4,238,547)
Capital stock transactions:
Proceeds from sales
Class 1	140,311	77,858	–	–
Class 2	900,567	6,540,794	2,353,560	2,389,895
Payments for redemption of shares
Class 1	(65,854)	(162,872)	–	–
Class 2	(20,893,360)	(20,701,936)	(22,014,912)	(23,656,051)
Increase (decrease) in net assets from capital stock transactions	(19,918,336)	(14,246,156)	(19,661,352)	(21,266,156)
Total increase (decrease) in net assets	(14,388,991)	(13,050,880)	815,208	(25,504,703)
Net assets at beginning of period	128,883,642	141,934,522	207,697,575	233,202,278
Net assets at end of period	$114,494,651	$128,883,642	$208,512,783	$207,697,575
Undistributed net investment income (loss)	–	–	–	–
Capital share transactions:
Proceeds from sales
Class 1	12,504	6,770	–	–
Class 2	83,279	566,592	217,525	227,035
Net change from capital transactions	95,783	573,362	217,525	227,035
Payments for redemption of shares
Class 1	(5,857)	(14,094)	–	–
Class 2	(1,843,703)	(1,819,275)	(2,030,629)	(2,184,806)
Net change from capital transactions	(1,849,560)	(1,833,369)	(2,030,629)	(2,184,806)

See accompanying notes to financial statements.

Securian Funds Trust
Financial Highlights

SFT Advantus Bond Fund

	Class 1 Shares
	Year ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$2.157	$2.148	$2.016	$2.024	$1.880
Income from investment operations:
Net investment income (a)	.066	.066	.064	.060	.055
Net gains (losses) (both realized and unrealized)	.034	(.057)	.068	(.068)	.089
Total from investment operations	.100	.009	.132	(.008)	.144
Net asset value, end of period	$2.257	$2.157	$2.148	$2.016	$2.024
Total return (b)	4.63%	0.41%	6.56%	(0.40)%	7.69%
Net assets, end of period (in thousands)	$2,113	$6,243	$5,402	$4,414	$3,156
Ratios to average net assets:
Expenses (c)	.49%	.49%	.49%	.51%	.51%
Net investment income	2.97%	3.03%	3.07%	2.96%	2.77%
Portfolio turnover rate (excluding short-term securities)	249.6%	179.3%	193.5%	235.8%	205.5%
	Class 2 Shares
	Year ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$2.120	$2.117	$1.991	$2.004	$1.866
Income from investment operations:
Net investment income (a)	.059	.059	.058	.054	.047
Net gains (losses) (both realized and unrealized)	.033	(.056)	.068	(.067)	.091
Total from investment operations	.092	.003	.126	(.013)	.138
Net asset value, end of period	$2.212	$2.120	$2.117	$1.991	$2.004
Total return (b)	4.37%	0.16%	6.29%	(0.65)%	7.42%
Net assets, end of period (in thousands)	$368,156	$382,934	$368,926	$356,034	$360,115
Ratios to average net assets:
Expenses (c)	.74%	.74%	.74%	.76%	.76%
Net investment income	2.68%	2.78%	2.82%	2.71%	2.41%
Portfolio turnover rate (excluding short-term securities)	249.6%	179.3%	193.5%	235.8%	205.5%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Advantus Dynamic Managed Volatility Fund
(formerly SFT Advantus Managed Volatility Fund)

	Year or period ended December 31,
	2016	2015	2014	2013 (a)
Net asset value, beginning of period	$11.226	$11.603	$10.731	$10.000
Income from investment operations:
Net investment income (b) .	.091	.082	.039	.008
Net gains (losses) (both realized and unrealized) .	.893	(.459)	.833	.723
Total from investment operations .	.984	(.377)	.872	.731
Net asset value, end of period	$12.210	$11.226	$11.603	$10.731
Total return (c)	8.77%	(3.25)%	8.12%	7.31%
Net assets, end of period (in thousands)	$281,000	$203,987	$131,047	$52,931
Ratios to average net assets:
Expenses before waiver (d)	1.00%	1.02%	1.19%	1.37	%(e)
Expenses net of waiver (d)(f) .	.80%	.80%	.80%	.80	%(e)
Net investment income	.79%	.71%	.35%	.12	%(e)
Portfolio turnover rate (excluding short-term securities)	1.4%	5.1%	1.5%	32.1%

(a)  The Fund commenced operations on May 1, 2013.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f)  Ratio is net of fees waived by the advisor and distributor (see note 4).

Securian Funds Trust
Financial Highlights – continued

SFT Advantus Government Money Market Fund
(formerly SFT Advantus Money Market Fund)

	Year ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000
Income from investment operations:
Net investment income (a)	–	–	–	–	–
Total from investment operations	–	–	–	–	–
Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000
Total return (b)	–%	–%	–%	–%	–%
Net assets, end of period (in thousands)	$77,795	$88,829	$86,904	$89,423	$95,858
Ratios to average net assets:
Expenses before waiver (c) .	.91%	.85%	.83%	.86%	.83%
Expenses net of waiver (c)(d) .	.36%	.12%	.10%	.13%	.17%
Net investment income	–%	–%	–%	–%	–%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)  Ratio is net of fees waived by the advisor and distributor (see note 4).

Securian Funds Trust
Financial Highlights – continued

SFT Advantus Index 400 Mid-Cap Fund

	Class 1 Shares
	Year ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$3.553	$3.640	$3.324	$2.497	$2.124
Income from investment operations:
Net investment income (a)	.045	.046	.040	.034	.040
Net gains (losses) (both realized and unrealized)	.677	(.133)	.276	.793	.333
Total from investment operations	.722	(.087)	.316	.827	.373
Net asset value, end of period	$4.275	$3.553	$3.640	$3.324	$2.497
Total return (b)	20.34%	(2.39)%	9.51%	33.11%	17.54%
Net assets, end of period (in thousands)	$4,290	$16,847	$15,418	$12,802	$6,656
Ratios to average net assets:
Expenses (c)	.26%	.26%	.25%	.28%	.31%
Net investment income	1.24%	1.24%	1.15%	1.15%	1.65%
Portfolio turnover rate (excluding short-term securities)	18.5%	16.1%	12.0%	9.3%	8.0%
	Class 2 Shares
	Year ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$3.491	$3.586	$3.283	$2.472	$2.109
Income from investment operations:
Net investment income (a)	.039	.036	.030	.025	.023
Net gains (losses) (both realized and unrealized)	.661	(.131)	.273	.786	.340
Total from investment operations	.700	(.095)	.303	.811	.363
Net asset value, end of period	$4.191	$3.491	$3.586	$3.283	$2.472
Total return (b)	20.04%	(2.63)%	9.24%	32.78%	17.24%
Net assets, end of period (in thousands)	$214,408	$185,717	$218,305	$215,884	$180,588
Ratios to average net assets:
Expenses (c)	.51%	.51%	.50%	.53%	.56%
Net investment income	1.06%	.98%	.89%	.87%	.99%
Portfolio turnover rate (excluding short-term securities)	18.5%	16.1%	12.0%	9.3%	8.0%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Advantus Index 500 Fund

	Class 1 Shares
	Year ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$7.829	$7.737	$6.822	$5.167	$4.465
Income from investment operations:
Net investment income (a) .	.160	.147	.132	.115	.111
Net gains (losses) (both realized and unrealized)	.756	(.055)	.783	1.540	.591
Total from investment operations .	.916	.092	.915	1.655	.702
Net asset value, end of period	$8.745	$7.829	$7.737	$6.822	$5.167
Total return (b)	11.72%	1.18%	13.41%	32.04%	15.71%
Net assets, end of period (in thousands)	$133,014	$110,210	$60,909	$36,387	$11,524
Ratios to average net assets:
Expenses (c) .	.20%	.21%	.21%	.22%	.24%
Net investment income	1.97%	1.88%	1.83%	1.88%	2.19%
Portfolio turnover rate (excluding short-term securities)	3.5%	6.1%	4.8%	4.5%	2.6%
	Class 2 Shares
	Year ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$7.693	$7.622	$6.737	$5.115	$4.432
Income from investment operations:
Net investment income (a)	.136	.124	.110	.095	.088
Net gains (losses) (both realized and unrealized) .	.744	(.053)	.775	1.527	.595
Total from investment operations .	.880	.071	.885	1.622	.683
Net asset value, end of period	$8.573	$7.693	$7.622	$6.737	$5.115
Total return (b)	11.44%	0.93%	13.13%	31.71%	15.42%
Net assets, end of period (in thousands)	$609,796	$577,069	$585,532	$540,439	$432,694
Ratios to average net assets:
Expenses (c) .	.45%	.46%	.46%	.47%	.49%
Net investment income	1.72%	1.61%	1.56%	1.59%	1.80%
Portfolio turnover rate (excluding short-term securities)	3.5%	6.1%	4.8%	4.5%	2.6%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Advantus International Bond Fund

	Class 1 Shares
	Year ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$2.418	$2.517	$2.468	$2.464	$2.115
Income from investment operations:
Net investment income (a)	.064	.063	.074	.078	.086
Net gains (losses) (both realized and unrealized)	.017	(.162)	(.025)	(.074)	.263
Total from investment operations	.081	(.099)	.049	.004	.349
Net asset value, end of period	$2.499	$2.418	$2.517	$2.468	$2.464
Total return (b)	3.35%	(3.92)%	1.96%	0.17%	16.49%
Net assets, end of period (in thousands)	$1,097	$984	$938	$756	$606
Ratios to average net assets:
Expenses (c)	1.00%	.89%	.86%	.87%	.94%
Net investment income	2.67%	2.55%	2.93%	3.18%	3.76%
Portfolio turnover rate (excluding short-term securities)	54.0%	42.4%	19.3%	17.7%	38.8%
	Class 2 Shares
	Year ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$2.376	$2.479	$2.438	$2.440	$2.100
Income from investment operations:
Net investment income (a)	.057	.056	.067	.071	.079
Net gains (losses) (both realized and unrealized) .	.017	(.159)	(.026)	(.073)	.261
Total from investment operations	.074	(.103)	.041	(.002)	.340
Net asset value, end of period	$2.450	$2.376	$2.479	$2.438	$2.440
Total return (b)	3.09%	(4.16)%	1.70%	(0.08)%	16.20%
Net assets, end of period (in thousands)	$109,908	$112,548	$124,174	$128,885	$127,590
Ratios to average net assets:
Expenses (c)	1.24%	1.14%	1.11%	1.12%	1.19%
Net investment income	2.42%	2.29%	2.69%	2.92%	3.51%
Portfolio turnover rate (excluding short-term securities)	54.0%	42.4%	19.3%	17.7%	38.8%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Advantus Managed Volatility Equity Fund

	Year or period ended December 31,
	2016	2015 (a)
Net asset value, beginning of period	$10.064	$10.000
Income from investment operations:
Net investment income (b)	.253	.066
Net gains (losses) (both realized and unrealized)	.166	(.002)
Total from investment operations	.419	.064
Net asset value, end of period	$10.483	$10.064
Total return (c)	4.16%	0.64%
Net assets, end of period (in thousands)	$200,138	$25,514
Ratios to average net assets:
Expenses before waiver (d)	1.09%	2.28	%(e)
Expenses net of waiver (d)(f)	.80%	.80	%(e)
Net investment income	2.43%	5.53	%(e)
Portfolio turnover rate (excluding short-term securities)	8.5%	0.0%

(a)  The Fund commenced operations on November 18, 2015.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f)  Ratio is net of fees waived by the advisor and distributor (see note 4).

Securian Funds Trust
Financial Highlights – continued

SFT Advantus Mortgage Securities Fund

	Class 1 Shares
	Year ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$1.894	$1.835	$1.731	$1.761	$1.698
Income from investment operations:
Net investment income (a)	.042	.042	.031	.029	.038
Net gains (losses) (both realized and unrealized)	(.012)	.017	.073	(.059)	.025
Total from investment operations	.030	.059	.104	(.030)	.063
Net asset value, end of period	$1.924	$1.894	$1.835	$1.731	$1.761
Total return (b)	1.58%	3.21%	6.03%	(1.73)%	3.75%
Net assets, end of period (in thousands)	$269	$913	$813	$985	$521
Ratios to average net assets:
Expenses (c) .	.65%	.64%	.63%	.68%	.68%
Net investment income	2.18%	2.25%	1.73%	1.67%	2.18%
Portfolio turnover rate (excluding short-term securities)	85.8%	141.4%	232.2%	370.7%	231.3%
	Class 2 Shares
	Year ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$1.861	$1.808	$1.709	$1.744	$1.685
Income from investment operations:
Net investment income (a)	.035	.037	.026	.025	.034
Net gains (losses) (both realized and unrealized)	(.010)	.016	.073	(.060)	.025
Total from investment operations	.025	.053	.099	(.035)	.059
Net asset value, end of period	$1.886	$1.861	$1.808	$1.709	$1.744
Total return (b)	1.32%	2.95%	5.76%	(1.98)%	3.49%
Net assets, end of period (in thousands)	$91,261	$93,502	$97,348	$95,570	$96,902
Ratios to average net assets:
Expenses (c)	.90%	.89%	.88%	.93%	.93%
Net investment income	1.83%	2.00%	1.48%	1.44%	1.98%
Portfolio turnover rate (excluding short-term securities)	85.8%	141.4%	232.2%	370.7%	231.3%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Advantus Real Estate Securities Fund

	Class 1 Shares
	Year ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$4.324	$4.108	$3.143	$3.100	$2.623
Income from investment operations:
Net investment income (a)	.074	.066	.062	.050	.052
Net gains (losses) (both realized and unrealized)	.128	.150	.903	(.007)	.425
Total from investment operations .	.202	.216	.965	.043	.477
Net asset value, end of period	$4.526	$4.324	$4.108	$3.143	$3.100
Total return (b)	4.66%	5.25%	30.70%	1.40%	18.20%
Net assets, end of period (in thousands)	$3,085	$6,750	$5,489	$3,713	$2,522
Ratios to average net assets:
Expenses (c)	.82%	.84%	.85%	.90%	.93%
Net investment income	1.68%	1.59%	1.70%	1.55%	1.75%
Portfolio turnover rate (excluding short-term securities)	78.0%	65.8%	85.4%	39.8%	47.6%
	Class 2 Shares
	Year ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$4.249	$4.047	$3.104	$3.069	$2.603
Income from investment operations:
Net investment income (a)	.063	.053	.050	.038	.034
Net gains (losses) (both realized and unrealized)	.124	.149	.893	(.003)	.432
Total from investment operations	.187	.202	.943	.035	.466
Net asset value, end of period	$4.436	$4.249	$4.047	$3.104	$3.069
Total return (b)	4.40%	4.99%	30.37%	1.15%	17.90%
Net assets, end of period (in thousands)	$143,139	$145,156	$141,391	$112,753	$108,327
Ratios to average net assets:
Expenses (c)	1.08%	1.09%	1.10%	1.15%	1.18%
Net investment income	1.43%	1.30%	1.40%	1.18%	1.16%
Portfolio turnover rate (excluding short-term securities)	78.0%	65.8%	85.4%	39.8%	47.6%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT IvySM Growth Fund

	Year or period ended December 31,
	2016	2015	2014 (a)
Net asset value, beginning of period	$12.012	$11.253	$10.000
Income from investment operations:
Net investment income (b)	.034	.001	.011
Net gains (both realized and unrealized)	.074	.758	1.242
Total from investment operations	.108	.759	1.253
Net asset value, end of period	$12.120	$12.012	$11.253
Total return (c)	0.91%	6.74%	12.53%
Net assets, end of period (in thousands)	$438,985	$479,081	$500,575
Ratios to average net assets:
Expenses (d)	.98%	.97%	.96	%(e)
Net investment income	.29%	.01%	.15	%(e)
Portfolio turnover rate (excluding short-term securities)	52.5%	31.6%	44.7%

(a)  The Fund commenced operations on May 1, 2014.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

Securian Funds Trust
Financial Highlights – continued

SFT IvySM Small Cap Growth Fund

	Year or period ended December 31,
	2016	2015	2014 (a)
Net asset value, beginning of period	$10.414	$10.810	$10.000
Income from investment operations:
Net investment income (b)	(.076)	(.090)	(.048)
Net gains (losses) (both realized and unrealized)	2.273	(.306)	.858
Total from investment operations	2.197	(.396)	.810
Net asset value, end of period	$12.611	$10.414	$10.810
Total return (c)	21.10%	(3.66)%	8.10%
Net assets, end of period (in thousands)	$163,294	$145,465	$182,284
Ratios to average net assets:
Expenses (d)	1.24%	1.19%	1.22	%(e)
Net investment income	(.68)%	(.80)%	(.71	)%(e)
Portfolio turnover rate (excluding short-term securities)	99.2%	65.4%	115.8%

(a)  The Fund commenced operations on May 1, 2014.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

Securian Funds Trust
Financial Highlights – continued

SFT Pyramis® Core Equity Fund

	Class 1 Shares
	Year or period ended December 31,
	2016	2015	2014 (a)
Net asset value, beginning of period	$11.261	$11.148	$10.000
Income from investment operations:
Net investment income (b) .	.089	.075	.053
Net gains (both realized and unrealized)	.484	.038	1.095
Total from investment operations	.573	.113	1.148
Net asset value, end of period	$11.834	$11.261	$11.148
Total return (c)	5.09%	1.01%	11.48%
Net assets, end of period (in thousands)	$696	$587	$663
Ratios to average net assets:
Expenses (e) .	.80%	.78%	.86	%(d)
Net investment income	.80%	.66%	.74	%(d)
Portfolio turnover rate (excluding short-term securities)	88.8%	84.6%	54.2%
	Class 2 Shares
	Year or period ended December 31,
	2016	2015	2014 (a)
Net asset value, beginning of period	$11.214	$11.129	$10.000
Income from investment operations:
Net investment income (b)	.060	.046	.035
Net gains (both realized and unrealized)	.481	.039	1.094
Total from investment operations	.541	.085	1.129
Net asset value, end of period	$11.755	$11.214	$11.129
Total return (c)	4.83%	0.76%	11.29%
Net assets, end of period (in thousands)	$113,799	$128,297	$141,272
Ratios to average net assets:
Expenses (e)	1.05%	1.03%	1.11	%(d)
Net investment income	.54%	.41%	.49	%(d)
Portfolio turnover rate (excluding short-term securities)	88.8%	84.6%	54.2%

(a)  The Fund commenced operations on May 1, 2014.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  Adjusted to an annual basis.

(e)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT T. Rowe Price Value Fund

	Year or period ended December 31,
	2016	2015	2014 (a)
Net asset value, beginning of period	$10.617	$10.836	$10.000
Income from investment operations:
Net investment income (b) .	.173	.119	.077
Net gains (losses) (both realized and unrealized)	.957	(.338)	.759
Total from investment operations	1.130	(.219)	.836
Net asset value, end of period	$11.747	$10.617	$10.836
Total return (c)	10.65%	(2.02)%	8.36%
Net assets, end of period (in thousands)	$208,513	$207,698	$233,202
Ratios to average net assets:
Expenses (d)	1.03%	1.01%	1.02	%(e)
Net investment income	1.59%	1.10%	1.10	%(e)
Portfolio turnover rate (excluding short-term securities)	102.9%	65.0%	105.1%

(a)  The Fund commenced operations on May 1, 2014.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

Securian Funds Trust
Notes to Financial Statements

December 31, 2016

(1)   Organization

Securian Funds Trust (the "Trust") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a no-load, diversified open-end management investment company, except that SFT Advantus International Bond Fund operates as a non-diversified, open-end management investment company. The Trust is a series trust that includes the following Funds: SFT Advantus Bond, SFT Advantus Dynamic Managed Volatility (formerly known as SFT Advantus Managed Volatility Fund), SFT Advantus Government Money Market (formerly known as SFT Advantus Money Market Fund), SFT Advantus Index 400 Mid-Cap, SFT Advantus Index 500, SFT Advantus International Bond, SFT Advantus Managed Volatility Equity, SFT Advantus Mortgage Securities, SFT Advantus Real Estate Securities, SFT IvySM Growth, SFT IvySM Small Cap Growth, SFT Pyramis® Core Equity, and SFT T. Rowe Price Value Fund. Advantus Capital Management, Inc. ("Advantus Capital"), a wholly-owned subsidiary of Securian Financial Group, Inc., serves as the investment adviser to each of the Funds in the Trust pursuant to an investment advisory agreement between Advantus Capital and the Trust. The Trust's prospectus provides a detailed description of each Fund's investment objective, policies and strategies. The Funds may issue two classes of shares: Class 1 and Class 2, except for the SFT Advantus Dynamic Managed Volatility Fund, SFT Advantus Government Money Market Fund, SFT Advantus Managed Volatility Equity Fund, SFT IvySM Growth Fund, SFT IvySM Small Cap Growth Fund, and SFT T. Rowe Price Value Fund which offer shares in only one class. Class 2 shares and shares of the SFT Advantus Dynamic Managed Volatility Fund, SFT Advantus Government Money Market Fund, SFT Advantus Managed Volatility Equity Fund, SFT IvySM Growth Fund, SFT IvySM Small Cap Growth Fund, and SFT T. Rowe Price Value Fund are subject to a 12b-1 distribution fee. Both classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that Class 1 shares are not subject to a 12b-1 distribution fee. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Trust accounts for the assets, liabilities and operations of each Fund separately. Shares of the Trust are not offered directly to the public, but sold only to Minnesota Life and Securian Life in connection with Minnesota Life and Securian Life variable contracts and policies, and to certain other separate accounts of life insurance affiliates of Minnesota Life and Securian Life, and may also be offered to certain qualified plans.

(2)   Summary of Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, "Financial Services – Investment Companies." The significant accounting policies followed consistently by the Trust are as follows:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, including disclosure of contingent assets and liabilities, as of the balance sheet date and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Investments in Securities

Each Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sale price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity

Securian Funds Trust
Notes to Financial Statements – continued

(2)   Summary of Significant Accounting Policies – (continued)

date, issuer credit quality and prepayment speeds, as applicable. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Advantus Capital Management, Inc. Valuation Committee ("the Valuation Committee") under the supervision of the Trust's Board of Trustees ("the Board") and in accordance with Board-approved valuation policies and procedures. The Board has delegated the daily oversight of the securities valuation function to the Committee whose members ensure the valuations comply with the valuation policies and affirms the reasonableness of the fair valuation determinations. The fair valued securities are reviewed by the Board at their quarterly meetings.

A Fund's investments will also be valued at fair value by the Valuation Committee if Advantus Capital determines that an event impacting the value of an investment occurred after the close of the security's primary exchange or market (for example, a foreign exchange or market) and before the time the Fund's share is calculated. If a significant event impacting the value of a security or group of securities occurs, the Valuation Committee is immediately notified and the members meet promptly to determine whether fair value pricing is needed in accordance with the Fund's valuation procedures and, if so, to approve the pricing methodology to be used.

Short-term securities, with the exception of those held in the SFT Advantus Government Money Market Fund, are valued at market. Pursuant to Rule 2a-7 of the 1940 Act, all securities in the SFT Advantus Government Money Market Fund are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1.00 per share. However, there is no assurance the SFT Advantus Government Money Market Fund will maintain the $1.00 net asset value.

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated using the first in, first out basis. Paydowns of securities are recorded as receivables as of the due date, which varies by the issuer. Dividend income is recognized on the ex-dividend date or upon dividend notification for certain foreign securities, and interest income, including amortization of bond premium and accretion of bond discount computed on an effective yield basis, is accrued daily.

Foreign Currency Translations and Forward Foreign Currency Contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund isolates the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

SFT Advantus International Bond Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. A forward foreign currency contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date. SFT Advantus International Bond Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by SFT Advantus International Bond Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. SFT Advantus International Bond Fund is subject to

Securian Funds Trust
Notes to Financial Statements – continued

(2)   Summary of Significant Accounting Policies – (continued)

the credit risk that the other party will not complete the obligations of the contract. The fair values of the forward currency exchange contracts are obtained from an independent pricing source.

Futures Transactions

To gain exposure to, or for protection from market changes, the Funds (excluding the SFT Advantus Government Money Market Fund) may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Funds may also buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, a Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value as determined by each relevant clearing agency and is aggregated at a Futures Commission Merchant ("FCM") which is registered with the Commodity Futures Trading Commission or the applicable regulator. Subsequent payments (variation margin) are made or received by a Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. A Fund recognizes a realized gain or loss when the contract is closed or expired. In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to a Fund's assets in the segregated account. For a listing of open futures contracts see the Investments in Securities for each Fund.

Interest Rate Swaps

The SFT Advantus International Bond Fund may enter into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange interest rate cash flows during the life of the agreement. Each party's payment obligation is computed based on different interest rates, applied to a notional amount. Interest rate swaps often exchange payments based on a fixed rate for payments linked to a floating rate (i.e. Libor).

These agreements are executed on a registered exchange ("centrally cleared interest rate swaps"), significantly reducing risk from counterparty default. Upon entering into an interest rate swap contract, a Fund is required to pledge an initial margin, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized appreciation and depreciation until the payments are made, at which time they are realized.

Options Transactions

Each Fund (excluding the SFT Advantus Government Money Market Fund) may write (i.e., sell) covered call and secured put options and purchase and sell put and call options written by others. An option is a type of derivative financial instrument. The Funds may invest in derivative financial instruments, including options, in order to manage risk or gain exposure to various other investments or markets. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. The Funds designate

Securian Funds Trust
Notes to Financial Statements – continued

(2)   Summary of Significant Accounting Policies – (continued)

collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of written options.

Repurchase Agreements

Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, U.S. Government securities, U.S. Government agencies securities or corporate securities having a value equal to, or in excess of, the value of the repurchase agreement. If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, a Fund may incur a loss upon disposition of the securities. Repurchase agreements are carried at amortized cost. At December 31, 2016, no Funds were invested in repurchase agreements.

Federal Taxes

Each Fund, other than SFT Advantus Dynamic Managed Volatility Fund, SFT Advantus International Bond Fund, SFT Advantus Managed Volatility Equity Fund, and SFT T. Rowe Price Value Fund, qualifies for federal income tax purposes as a partnership under the Internal Revenue Code of 1986, as amended (the "Code"). A Fund is treated, for federal income tax purposes, as a partnership if it has more than one shareholder. A Fund's election to be treated as a partnership is not expected to result in any material adverse federal income tax consequences to any owner of a variable annuity contract or variable life insurance policy, or in the tax treatment of any such contract or policy. As a partnership, a Fund is not subject to income tax, and any income, gains, deductions or losses of the Fund will instead pass through and be taken into account for federal income tax purposes by its partners, which will be Minnesota Life and Securian Life through their respective separate accounts. SFT Advantus Dynamic Managed Volatility Fund, SFT Advantus Managed Volatility Equity Fund and SFT T. Rowe Price Value Fund are treated as disregarded entities for federal income tax purposes. While the Trust anticipates that each Fund other than SFT Advantus Dynamic Managed Volatility Fund, SFT Advantus Managed Volatility Equity Fund, and SFT T. Rowe Price Value Fund will always have two shareholders, Minnesota Life Insurance Company ("Minnesota Life") and Securian Life Insurance Company ("Securian Life"), a wholly owned subsidiary of Minnesota Life, such ownership could change and accordingly a Fund may at some time have only one shareholder and would be treated as a disregarded entity for federal income tax purposes. A disregarded entity is disregarded for federal income tax purposes as an entity separate from its owner, and the owner is treated as directly owning the assets of the disregarded entity and takes into account for federal income tax purposes the income, gains, deductions and losses relating to those assets.

Effective January 1, 2016, SFT Advantus International Bond Fund elected to qualify and intends to continue to qualify as a regulated investment company for federal income tax purposes. The Fund's policy is to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all (or a sufficient amount) its taxable income and net capital gain to its shareholders. Therefore, no income tax provision is required.

The FASB Accounting Standards Codification 740, "Income Taxes" (ASC 740), provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. The Funds have evaluated the implications of ASC 740 for all open tax years, and have determined there is no impact to the Funds' financial statements as of the year ended December 31, 2016. The Funds' federal and state income returns for which the applicable statutes of limitations have not expired (2013, 2014, 2015 and 2016) remain subject to examination by the Internal Revenue Service and states department of revenue.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences.

Securian Funds Trust
Notes to Financial Statements – continued

(2)   Summary of Significant Accounting Policies – (continued)

Capital Loss Carryforwards

As of December 31, 2016, the Funds had no realized capital loss carryforwards, for U.S. federal income tax purposes, available to be used to offset future realized capital gains.

Distributions to Shareholders

Distributions to shareholders from net investment income and realized gains (if any) for the SFT Advantus Government Money Market Fund are declared daily and reinvested at month-end in additional shares of capital stock. Distributions to shareholders from net investment income and realized gains (if any) for the SFT Advantus International Bond Fund are generally declared and reinvested in additional shares of capital stock on an annual basis. The SFT Advantus International Bond Fund uses consent dividends in place of regular distributions. The Funds that are structured as a partnership for tax purposes are not required to distribute taxable income, and Funds other than SFT Advantus Government Money Market Fund and SFT Advantus International Bond Fund will not distribute taxable income.

The federal income tax character of distributions paid to shareholders during the fiscal year ended December 31, 2016 was as follows:

	Ordinary Income	Long-Term Capital Gain
SFT Advantus International Bond Fund	$—	$—

At December 31, 2016, as a result of permanent book-to-tax difference, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
SFT Advantus International Bond Fund	$(4,076,076)	$(7,575,515)	$11,651,591

Distributable Earnings

As of December 31, 2016, the components of distributable earnings on a federal income tax basis were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Post October Capital/ Late Year Ordinary Loss	Capital Loss Carryforward
SFT Advantus International Bond Fund	$—	$597,647	$(2,748,285)	$—	$—

For the year ended December 31, 2016, the following funds are designating the following items with regard to earnings for the year:

Foreign Tax Credit
SFT Advantus International Bond Fund	$266,742

Securities Purchased on a When-Issued Basis

Delivery and payment for securities which have been purchased or sold by a Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of December 31, 2016, the SFT Advantus Bond Fund and SFT Advantus Mortgage Securities Fund had entered into outstanding, when-issued or forward commitments at fair value of $7,503,397 and $7,612,750, respectively. The Funds have segregated assets to cover such when-issued and forward commitments.

Securian Funds Trust
Notes to Financial Statements – continued

(2)   Summary of Significant Accounting Policies – (continued)

Money Market Fund Reform

In July 2014, the Securities and Exchange Commission adopted amendments to the rules that govern money market funds ("Rule 2a-7"). In response to the amendments, effective April 29, 2016, the Fund has changed its name to the SFT Advantus Government Money Market Fund and converted to a 'government' money market fund, as defined under Rule 2a-7. As a result, on and after April 29, 2016, the Fund will invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities), as required by Rule 2a-7. It is expected that the Fund's future total returns will be lower than its historical returns due to the conversion to a government money market fund.

(3)   Investment Security Transactions

The cost of purchases and proceeds from sales of investment securities, other than temporary investments in short-term securities, for the year ended December 31, 2016 were as follows:

	Non-U.S. Government		U.S. Government*
	Purchases	Sales	Purchases	Sales
SFT Advantus Bond Fund	$193,282,659	$172,782,409	$736,017,807	$798,826,382
SFT Advantus Dynamic Managed Volatility Fund	56,464,568	2,355,515	–	504,547
SFT Advantus Index 400 Mid-Cap Fund	35,061,703	57,712,402	–	–
SFT Advantus Index 500 Fund	24,276,098	25,557,480	–	–
SFT Advantus International Bond Fund	32,654,855	42,073,170	–	–
SFT Advantus Managed Volatility Equity Fund	165,716,336	8,390,263	–	–
SFT Advantus Mortgage Securities Fund	10,873,818	7,669,685	65,816,409	71,416,096
SFT Advantus Real Estate Securities Fund	115,764,263	124,162,451	–	–
SFT IvySM Growth Fund	232,472,344	273,754,663	–	–
SFT IvySM Small Cap Growth Fund	143,144,237	161,976,203	–	–
SFT Pyramis® Core Equity Fund	105,842,645	123,767,145	–	–
SFT T. Rowe Price Value Fund	206,595,603	225,070,065	–	–

*  Includes U.S. government-sponsored enterprise securities.

(4)   Expenses and Related Party Transactions

The Funds have an investment advisory agreement with Advantus Capital, a wholly-owned subsidiary of Securian Financial Group, Inc. ("Securian Financial Group"). Under the advisory agreement, Advantus Capital manages the Funds' investments and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries.

Each Fund of the Trust pays Advantus Capital an annual fee, based on average daily net assets, in the following amounts:

Annual Fee on Net Assets
SFT Advantus Bond Fund	0.40% of net assets to $1 billion; and 0.35% of net assets exceeding $1 billion
SFT Advantus Dynamic Managed Volatility Fund	0.65% of all assets
SFT Advantus Government Money Market Fund	0.30% of net assets to $1 billion; and 0.25% of net assets exceeding $1 billion
SFT Advantus Index 400 Mid-Cap Fund	0.15% of net assets to $1 billion; and 0.10% of net assets exceeding $1 billion
SFT Advantus Index 500 Fund	0.15% of net assets to $1 billion; and 0.10% of net assets exceeding $1 billion
SFT Advantus International Bond Fund	0.60% of net assets to $1 billion; and 0.55% of net assets exceeding $1 billion

Securian Funds Trust
Notes to Financial Statements – continued

(4)   Expenses and Related Party Transactions – (continued)

Annual Fee on Net Assets
SFT Advantus Managed Volatility Equity Fund	0.65% of all assets
SFT Advantus Mortgage Securities Fund	0.40% of net assets to $1 billion; and 0.35% of net assets exceeding $1 billion
SFT Advantus Real Estate Securities Fund	0.70% of net assets to $1 billion; and 0.65% of net assets exceeding $1 billion
SFT IvySM Growth Fund	0.67% of net assets to $500 million; and 0.625% of next $300 million of net assets; and 0.60% of next $200 million of net assets; and 0.50% of net assets exceeding $1 billion
SFT IvySM Small Cap Growth Fund	0.85% of net assets to $1 billion; and 0.80% of next $2 billion of net assets; and 0.76% of net assets exceeding $3 billion
SFT Pyramis® Core Equity Fund	0.65% of all assets
SFT T. Rowe Price Value Fund	0.67% of net assets to $1 billion; and 0.65% of next $1.5 billion of net assets; and 0.60% of net assets exceeding $2.5 billion

Advantus Capital has a sub-advisory agreement with Franklin Advisers, Inc. ("Franklin"), a registered investment Advisor for the SFT Advantus International Bond Fund, under which Advantus Capital pays Franklin an annual fee of 0.37% based on average daily net assets.

Advantus Capital has a sub-advisory agreement with Waddell & Reed Investment Management Company ("WRIMCO"), a registered investment Advisor for the SFT IvySM Growth Fund and the SFT IvySM Small Cap Growth Fund, under which Advantus Capital pays WRIMCO an annual fee ranging from 0.33% to 0.55% and 0.40% to 0.82% respectively, based on average daily net assets.

Advantus Capital has a sub-advisory agreement with FIAM, LLC (formerly Pyramis Global Advisors, LLC) ("Pyramis"), a registered investment Advisor for the SFT Pyramis® Core Equity Fund, under which Advantus Capital pays Pyramis an annual fee ranging from 0.31% to 0.33% based on average daily net assets.

Advantus Capital has a sub-advisory agreement with T. Rowe Price Associates, Inc. ("T. Rowe Price"), a registered investment Advisor for the SFT T. Rowe Price Value Fund, under which Advantus Capital pays T. Rowe Price an annual fee ranging from 0.30% to 0.50% based on average daily net assets.

The Trust bears certain other operating expenses including independent trustees' fees, federal registration fees, printing and shareholder report expenses, legal fees, audit fees, custodian fees, compensation paid to the Trust's Chief Compliance Officer, and other miscellaneous expenses. Each Fund will pay all expenses directly related to its individual operations. Operating expenses not attributable to a specific Fund will be allocated based upon the proportionate daily net assets of each Fund.

Administrative Services Fee

The Trust has an agreement with Securian Financial Group under which Securian Financial Group provides accounting, legal and other administrative services. Each Fund reimburses Securian Financial Group quarterly for the actual costs incurred in performing such services, as determined in accordance with Securian Financial Group's customary cost accounting procedures consistently applied. Total quarterly administrative fees by Fund range from $4,555 to $23,998.

Accounting Services

The Trust has an agreement with State Street Bank and Trust Company ("State Street") in which State Street provides daily fund accounting and investment administration services. In 2016, these fees ranged from .01% to .05% of net assets depending on the size and makeup of the respective Fund. The fees are based upon a calculation of multiple factors including base fees, size of assets, and certain other fees.

Securian Funds Trust
Notes to Financial Statements – continued

(4)   Expenses and Related Party Transactions – (continued)

Distribution Fees

The Trust has adopted a Rule 12b-1 Distribution Plan which covers all of its Class 2 shares and its SFT Advantus Dynamic Managed Volatility Fund, SFT Advantus Government Money Market Fund, SFT Advantus Managed Volatility Equity Fund, SFT IvySM Growth Fund, SFT IvySM Small Cap Growth Fund, and SFT T. Rowe Price Value Fund ("Covered Funds"). Each Covered Fund pays distribution fees at the annual rate of .25% of the average daily net assets of the Covered Fund. These fees are paid out of the Covered Fund's assets, which reduces a Covered Fund's net assets as do other Covered Fund expenses. The fees are paid to Securian Financial Services, Inc. ("Securian Financial"), the Trust's underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Covered Fund's shares. Securian Financial may also use the fees to pay insurance companies, dealers or others for certain non-distribution services as provided for in the Distribution Plan.

Net Investment Income Maintenance Agreement for the SFT Advantus Government Money Market Fund

Effective May 1, 2012, the Board of Trustees of the Trust approved a Restated Net Investment Income Maintenance Agreement among Securian Funds Trust (on behalf of SFT Advantus Government Money Market Fund), Advantus Capital and Securian Financial. Under such Agreement, Advantus Capital agrees to waive, reimburse or pay SFT Advantus Government Money Market Fund expenses so that the Fund's daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Advantus Capital and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed or paid (the "Expense Waiver") on any day on which the Fund's net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Fund unless Advantus Capital or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Fund. In addition, the right of Advantus Capital and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Fund would cause the Fund's net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Fund's net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Fund cannot cause the Fund's expense ratio to exceed 1.25%. For the year ended December 31, 2016, the advisory, 12b-1 distribution and other fee waivers totaled $248,863, $207,386 and $73 respectively. These amounts are reflected as fees waived in the accompanying Statement of Operations. As of December 31, 2016, Advantus Capital and Securian Financial have collectively waived a cumulative total of $4,554,722 pursuant to the Agreement, including expenses waived under the prior agreement with Advantus Series Fund, Inc., of which $1,739,443 was eligible for recovery by Advantus Capital and Securian Financial as of such date. Amounts subject to potential recovery for the years ended December 31, 2017 and 2018 are $1,099,516, and $456,322, respectively. If Advantus Capital and Securian Financial exercise their rights to be paid such waived amounts, the Fund's future yield will be negatively affected for an indefinite period. The Agreement shall continue in effect following April 30, 2018, provided such continuance is specifically approved by a majority of the Trust's independent Trustees.

SFT Advantus Dynamic Managed Volatility Fund Expense Waivers

Advantus Capital and the Trust, on behalf of the SFT Advantus Dynamic Managed Volatility Fund, have entered into an Expense Limitation Agreement, dated May 1, 2013, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), to 0.80% of the Fund's average daily net assets through April 30, 2018. The Agreement renews annually for a full year each year thereafter unless terminated by Advantus Capital upon at least 30 days' notice prior to the end of a contract

Securian Funds Trust
Notes to Financial Statements – continued

(4)   Expenses and Related Party Transactions – (continued)

term. The Fund is authorized to reimburse Advantus Capital for management fees previously waived and/or for the cost of expenses previously paid by Advantus Capital pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse Advantus Capital in this manner only applies to fees waived or reimbursements made by Advantus Capital within the three fiscal years prior to the date of such reimbursement. For the year ended December 31, 2016, the advisory waivers totaled $465,146. This amount is reflected as fees waived in the accompanying Statement of Operations. As of December 31, 2016, Advantus Capital has waived a cumulative total of $1,304,242 pursuant to the Agreement, of which $1,173,375, was eligible for recovery by Advantus Capital and Securian Financial as of such date. Amounts subject to potential recovery for the years ended December 31, 2017 and 2018 are $864,268 and $465,146 respectively. To the extent that the Fund makes such reimbursements to Advantus Capital, the amount of the reimbursements will be reflected in the financial statements in the Fund's shareholder reports and in Other Expenses under Fees and Expenses of the Fund.

SFT Advantus Managed Volatility Equity Fund Expense Waivers

Advantus Capital and the Trust, on behalf of the SFT Advantus Managed Volatility Equity Fund, have entered into an Expense Limitation Agreement, dated November 18, 2015, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), to 0.80% of the Fund's average daily net assets through April 30, 2018. The Agreement renews annually for a full year each year thereafter unless terminated by Advantus Capital upon at least 30 days' notice prior to the end of a contract term. The Fund is authorized to reimburse Advantus Capital for management fees previously waived and/or for the cost of expenses previously paid by Advantus Capital pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse Advantus Capital in this manner only applies to fees waived or reimbursements made by Advantus Capital within the three fiscal years prior to the date of such reimbursement. For the year ended December 31, 2016, the advisory waivers totaled $323,512. This amount is reflected as fees waived in the accompanying Statement of Operations. As of December 31, 2016, Advantus Capital has waived a cumulative total of $361,307 pursuant to the Agreement, of which $361,307, was eligible for recovery by Advantus Capital and Securian Financial as of such date. Amounts subject to potential recovery for the years ended December 31, 2017 and 2018 are $361,307 and $323,512 respectively. To the extent that the Fund makes such reimbursements to Advantus Capital, the amount of the reimbursements will be reflected in the financial statements in the Fund's shareholder reports and in Other Expenses under Fees and Expenses of the Fund.

Cross-Trades

The Funds are permitted to purchase and sell securities ("cross-trade") from and to other Funds within the Trust as well as outside of the Trust, where both accounts are managed by the same sub-adviser pursuant to "Cross-Trading" procedures adopted by the Trust's Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by a respective Fund from and to another fund that is or could be considered an affiliate of the Funds under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price to save costs where allowed. The Funds did not engage in cross-trades during the year ended December 31, 2016.

(5)   Illiquid Securities

Each Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for the SFT Advantus Government Money Market Fund which limits its investment in illiquid securities to 5% of net assets. At December 31, 2016, the SFT Advantus Bond Fund, SFT Advantus Dynamic Managed

Securian Funds Trust
Notes to Financial Statements – continued

(5)   Illiquid Securities – (continued)

Volatility Fund, and SFT Advantus Mortgage Securities Fund held illiquid securities of $6,716,376, $1,434,272, and $1,540,048, respectively, which represent 1.8%, 0.5%, and 1.7% of net assets, respectively. Pursuant to guidelines adopted by the Trust's Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

The following is a list of illiquid securities by fund, including acquisition date and cost, as of December 31, 2016:

Security	Acquisition Date	Cost
SFT Advantus Bond Fund
Earnest Student Loan Program LLC	12/07/2016	$959,790
Electricite de France SA	08/09/2016	1,850,140
FAN Engine Securitization, Ltd.	10/18/2013	379,617
Hometown Commercial Mortgage	Various	421,173
JPMorgan Chase Commercial Mortgage Securities Corp.	03/22/2010	527,650
Longtrain Leasing III LLC, 2015 – 1A Class A1	01/23/2015	1,247,197
Multi Security Asset Trust	Various	1,524,855
		$6,910,422
SFT Advantus Dynamic Managed Volatility Fund
Aquarion Co.	08/19/2014	$498,314
Longtrain Leasing III LLC, 2015 – 1A Class A2	01/23/2015	999,574
		$1,497,888
SFT Advantus Mortgage Securities Fund
FAN Engine Securitization, Ltd.	10/18/2013	$101,525
Government National Mortgage Association (GNMA)	06/17/2003	533,309
Hometown Commercial Mortgage	11/28/2006	44,307
JPMorgan Chase Commercial Mortgage Securities Corp.	03/22/2010	171,486
Longtrain Leasing III LLC, 2015 – 1A Class A1	01/23/2015	276,709
Multi Security Asset Trust	Various	978,863
		$2,106,199

(6)   Fair Value Measurement

The Trust has established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs. The hierarchy also establishes a classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumption that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs include information market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the Trust's estimates about the assumptions market participants would use in valuing the financial asset and liability based on the best information available in the circumstances. Level 1 includes unadjusted quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, credit risk and prepayment speed). Level 3 includes unobservable inputs, which may include the advisor's own assumptions in determining the fair value of an investment or are based on independent non-binding broker quotes. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swaps, and options.

Securian Funds Trust
Notes to Financial Statements – continued

(6)   Fair Value Measurement – (continued)

The following is a summary of the levels used for the year ended December 31, 2016, in valuing the Fund's assets and liabilities (please see the Investments in Securities for each Fund for a listing of all securities within each category):

	Fair Value Measurement at December 31, 2016 using
Fund	Level 1	Level 2	Level 3	Total
SFT Advantus Bond Fund
Assets
Government Obligations	$–	$139,449,228	$–	$139,449,228
Asset-Backed Securities	–	21,190,369	–	21,190,369
Other Mortgage-Backed Securities	–	19,198,460	–	19,198,460
Corporate Obligations	–	178,555,014	–	178,555,014
Investment Companies	17,136,959	–	–	17,136,959
Total Investments	17,136,959	358,393,071	–	375,530,030
Other Financial Instruments* Futures Contracts	95,137	–	–	95,137
Liabilities
Other Financial Instruments* Futures Contracts	(94,715)	–	–	(94,715)
SFT Advantus Dynamic Managed Volatility Fund (formerly SFT Advantus Managed Volatility Fund)
Assets
Government Obligations	–	3,286,641	–	3,286,641
Asset-Backed Securities	–	934,902	–	934,902
Other Mortgage-Backed Securities	–	1,016,059	–	1,016,059
Corporate Obligations	–	92,808,289	–	92,808,289
Purchased Option	21,393	–	–	21,393
Investment Companies	182,101,741	–	–	182,101,741
Total Investments	182,123,134	98,045,891	–	280,169,025
Other Financial Instruments* Futures Contracts	1,508,454	–	–	1,508,454
Liabilities
Other Financial Instruments* Written Options	(19,706)	–	–	(19,706)
SFT Advantus Government Money Market Fund (formerly SFT Advantus Money Market Fund)
Assets
U.S. Government Obligations	–	75,908,759	–	75,908,759
Investment Companies	2,158,393	–	–	2,158,393
Total Investments	2,158,393	75,908,759	–	78,067,152
SFT Advantus Index 400 Mid-Cap Fund
Assets
Common Stocks	201,735,583	–	–	201,735,583
Investment Companies	16,308,405	–	–	16,308,405
Total Investments	218,043,988	–	–	218,043,988
Liabilities
Other Financial Instruments* Futures Contracts	(289,325)	–	–	(289,325)

Securian Funds Trust
Notes to Financial Statements – continued

(6)   Fair Value Measurement – (continued)

	Fair Value Measurement at December 31, 2016 using
Fund	Level 1	Level 2	Level 3	Total
SFT Advantus Index 500 Fund
Assets
Common Stocks	$729,208,653	$–	$–	$729,208,653
Investment Companies	12,999,506	–	–	12,999,506
Total Investments	742,208,159	–	–	742,208,159
Other Financial Instruments* Futures Contracts	147,200	–	–	147,200
SFT Advantus International Bond Fund
Assets
Long-Term Debt Securities	–	58,090,628	–	58,090,628
Short-Term Debt Securities	–	25,750,499	–	25,750,499
Investment Companies	20,702,057	–	–	20,702,057
Total Investments	20,702,057	83,841,127	–	104,543,184
Other Financial Instruments* Forward Foreign Currency Contracts	–	5,707,876	–	5,707,876
Interest Rate Swap Contracts	–	255,148	–	255,148
Liabilities
Other Financial Instruments* Forward Foreign Currency Contracts	–	(1,083,055)	–	(1,083,055)
Interest Rate Swap Contracts	–	(550,679)	–	(550,679)
SFT Advantus Managed Volatility Equity Fund
Assets
Purchased Option	350,352	–	–	350,352
Investment Companies	206,933,710	–	–	206,933,710
Total Investments	207,284,062	–	–	207,284,062
Other Financial Instruments* Futures Contracts	289,111	–	–	289,111
SFT Advantus Mortgage Securities Fund
Assets
Government Obligations	–	74,193,157	–	74,193,157
Asset-Backed Securities	–	5,130,123	–	5,130,123
Other Mortgage-Backed Securities	–	6,187,551	–	6,187,551
Corporate Obligations	–	3,943,221	–	3,943,221
Investment Companies	9,536,174	–	–	9,536,174
Total Investments	9,536,174	89,454,052	–	98,990,226
SFT Advantus Real Estate Securities Fund
Assets
Common Stocks	142,991,611	–	–	142,991,611
Investment Companies	3,549,870	–	–	3,549,870
Total Investments	146,541,481	–	–	146,541,481
SFT IvySM Growth Fund
Assets
Common Stocks	435,389,884	–	–	435,389,884
Investment Companies	3,502,049	–	–	3,502,049
Total Investments	438,891,933	–	–	438,891,933

Securian Funds Trust
Notes to Financial Statements – continued

(6)   Fair Value Measurement – (continued)

	Fair Value Measurement at December 31, 2016 using
Fund	Level 1	Level 2	Level 3	Total
SFT IvySM Small Cap Growth Fund
Assets
Common Stocks	$156,861,453	$–	$–	$156,861,453
Investment Companies	6,700,382	–	–	6,700,382
Total Investments	163,561,835	–	–	163,561,835
SFT Pyramis® Core Equity Fund
Assets
Common Stocks	112,749,054	–	–	112,749,054
Short-Term Securities	864,438	–	–	864,438
Total Investments	113,613,492	–	–	113,613,492
SFT T. Rowe Price Value Fund
Assets
Common Stocks	204,592,777	–	–	204,592,777
Preferred Stock	829,574	–	–	829,574
Investment Companies	2,860,743	–	–	2,860,743
Total Investments	208,283,094	–	–	208,283,094

*  Investments in Other Financial Instruments are derivative instruments reflected in the Investments in Securities. All derivatives currently held, are reflected at the gross unrealized appreciation (depreciation) on the instruments.

Level 2 Measurements:

Government obligations comprised of U.S. Treasury, agency and government guaranteed fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spread of the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

Asset-backed and other mortgage-backed securities comprised of RMBS, CMBS and ABS fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans, etc.

Corporate obligations comprised of U.S. corporate and foreign corporate fixed maturity securities – These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer.

Securian Funds Trust
Notes to Financial Statements – continued

(6)   Fair Value Measurement – (continued)

Long-term and short-term debt securities comprised of foreign government and state and political subdivision fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

Forward Foreign Currency and Interest Rate Swap Contracts – These derivatives are traded in the over-the-counter derivative market and are principally valued using market price quotations or industry recognized modeling techniques. The significant inputs to the models are observable in the market or can be derived from or corroborated by observable market data. These significant inputs may include interest rates, foreign currency exchange rates, interest rate curves, contractual terms, market prices, and measures of volatility.

The Funds' policy is to recognize transfers between the levels as of the end of the year. There were no transfers of financial assets between Levels 1 and 2 during the period.

(7)   Derivative Instruments Reporting

The Trust provides, when applicable, disclosures of the location, by line item, of fair value amounts in the statement of financial position and the location, by line item, of amounts of gains and losses reported in the statement of financial performance. Generally, the derivative instruments outstanding as of period end are disclosed in the Investments in Securities. The volume of derivative activity is indicative for all funds with the exception of futures contracts in the SFT Advantus Dynamic Managed Volatility Fund and interest rate swap contracts in the SFT Advantus International Bond Fund. The volume of futures contracts for the SFT Advantus Dynamic Managed Volatility Fund ranged from $15,847,265 to $110,390,900 of base notional value averaging $61,099,303. The volume of interest rate swap contracts for SFT Advantus International Bond Fund ranged from $18,528,000 to $21,868,000 of base notional value averaging $21,200,000.

Equity derivatives were purchased or sold to manage the SFT Advantus 500 and SFT Advantus 400 Mid-Cap Funds' shareholder liquidity and to attempt to replicate intended stock investments to maintain fully invested Funds. Equity index options are utilized by the SFT Advantus Dynamic Managed Volatility Fund and the SFT Advantus Managed Volatility Equity Fund to manage the equity exposure while attempting to reduce the volatility and risk of the Funds.

Interest rate derivatives are used both to manage the average duration of a Fund's fixed income portfolio, as well as to hedge against the effects of interest rate changes on a portfolio's current or intended investments.

Foreign exchange derivatives were used to attempt to hedge against the effects of exchange rate changes within the SFT Advantus International Bond Fund's current or intended investments in foreign securities, as well as, to more efficiently obtain exposure to foreign currencies or to take advantage of cross currency markets in order to benefit from valuation differentials and shifts in pricing within the currency markets.

Securian Funds Trust
Notes to Financial Statements – continued

(7)   Derivative Instruments Reporting – (continued)

The tables below detail the risk exposure of each of the Funds from derivative instruments:

				Risk Exposure
Fund	Instrument Type	Total Value at December 31, 2016	Statement of Assets and Liabilities Location	Equity	Interest Rate	Foreign Exchange
SFT Advantus Bond Fund	Futures	$95,137	Variation margin receivable*	$–	$95,137	$–
	Futures	(94,715)	Variation margin payable*	–	(94,715)	–
SFT Advantus Dynamic Managed Volatility Fund	Futures	1,508,454	Variation margin receivable*	1,371,566	136,888	–
	Options	(19,706)	Call options written	(19,706)	–	–
SFT Advantus Index 400 Mid-Cap Fund	Futures	(289,325)	Variation margin payable*	(289,325)	–	–
SFT Advantus Index 500 Fund	Futures	147,200	Variation margin receivable*	147,200	–	–
SFT Advantus International Bond Fund	Foreign Currency Forwards	5,707,876	Unrealized appreciation on forward foreign currency contracts	–	–	5,707,876
	Foreign Currency Forwards	(1,083,055)	Unrealized depreciation on forward foreign currency contracts	–	–	(1,083,055)
	Swaps	255,148	Variation margin receivable*	–	255,148	–
	Swaps	(550,679)	Variation margin payable*	–	(550,679)	–
SFT Advantus Managed Volatility Equity Fund	Futures	289,111	Variation margin receivable*	289,111	–	–

*  Includes cumulative appreciation/depreciation of futures contracts and swaps as reported in the notes to the Schedules of Investments in Securities. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

				Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Instrument Type	Realized Gain (Loss) on Derivatives for Period Ended December 31, 2016	Statement of Operations Location	Equity	Interest Rate	Foreign Exchange
SFT Advantus Bond Fund	Futures	$(1,488,050)	Net realized gains (losses) from futures transactions	$–	$(1,488,050)	$–
SFT Advantus Dynamic Managed Volatility Fund	Futures	898,661	Net realized gains (losses) from futures transactions	452,492	446,169	–
SFT Advantus Index 400 Mid-Cap Fund	Futures	2,583,358	Net realized gains (losses) from futures transactions	2,583,358	–	–
SFT Advantus Index 500 Fund	Futures	1,239,074	Net realized gains (losses) from futures transactions	1,239,074	–	–

Securian Funds Trust
Notes to Financial Statements – continued

(7)   Derivative Instruments Reporting – (continued)

				Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Instrument Type	Realized Gain (Loss) on Derivatives for Period Ended December 31, 2016	Statement of Operations Location	Equity	Interest Rate	Foreign Exchange
SFT Advantus International Bond Fund	Foreign Currency Forwards	$(3,683,777)	Net realized gains (losses) from foreign currency transactions	$–	$–	$(3,683,777)
	Swaps	(297,118)	Net realized gains (losses) from swaps	–	(297,118)	–
SFT Advantus Managed Volatility Equity Fund	Futures	(1,164,424)	Net realized gains (losses) from futures transactions	(1,164,424)	–	–
				Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Instrument Type	Unrealized Appreciation (Depreciation) on Derivatives for Period Ended December 31, 2016	Statement of Operations Location	Equity	Interest Rate	Foreign Exchange
SFT Advantus Bond Fund	Futures	$(37,642)	Net change in unrealized appreciation or depreciation on futures transactions	$–	$(37,642)	$–
SFT Advantus Dynamic Managed Volatility Fund	Futures	1,512,941	Net change in unrealized appreciation or depreciation on futures transactions	–	1,512,941	–
	Purchased Options	(32,016)	Net change in unrealized appreciation or depreciation on purchased options	(32,106)	–	–
	Written Options	34,774	Net change in unrealized appreciation or depreciation on written options	34,774	–	–
SFT Advantus Index 400 Mid-Cap Fund	Futures	(192,001)	Net change in unrealized appreciation or depreciation on futures transactions	(192,001)	–	–
SFT Advantus Index 500 Fund	Futures	67,889	Net change in unrealized appreciation or depreciation on futures transactions	67,889	–	–

Securian Funds Trust
Notes to Financial Statements – continued

(7)   Derivative Instruments Reporting – (continued)

				Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Instrument Type	Unrealized Appreciation (Depreciation) on Derivatives for Period Ended December 31, 2016	Statement of Operations Location	Equity	Interest Rate	Foreign Exchange
SFT Advantus International Bond Fund	Foreign Currency Forwards	$4,019,748	Net change in unrealized appreciation or depreciation on foreign currency transactions	$–	$–	$4,019,748
	Swaps	253,933	Net change in unrealized appreciation or depreciation on swaps	–	253,933	–
SFT Advantus Managed Volatility Equity Fund	Futures	229,307	Net change in unrealized appreciation or depreciation on futures transactions	229,307	–	–
	Purchased Options	135,122	Net change in unrealized appreciation or depreciation on purchased options	135,122	–	–

Option Contracts Written

Contracts and premium amounts associated with options contracts written by the Fund during the year ended December 31, 2016 are as follows:

	Options outstanding at December 31, 2015	Written	Closed	Exercised	Expired	Options outstanding at December 31, 2016
SFT Advantus Dynamic Managed Volatility Fund
Premium Amount	$–	$54,479	$–	$–	$–	$54,479
Number of Contracts	–	261	–	–	–	261

The Funds may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Funds manage credit risk related to derivatives by entering into transactions with highly rated counterparties. Generally, the current credit exposure of the derivative contracts is limited to the positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting arrangements and any collateral received pursuant to credit support annexes. Because exchange traded derivatives are purchased through regulated exchanges and positions are settled regularly, the Funds have minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. For the year ended December 31, 2016 none of the Funds derivatives were subject to master netting arrangements.

Securian Funds Trust
Notes to Financial Statements – continued

(8)   Affiliated Ownership

The SFT Advantus Dynamic Managed Volatility Fund invests in underlying securities and other investment companies, of which certain underlying funds (the "affiliated underlying funds") may be deemed to be under common control with the SFT Advantus Dynamic Managed Volatility Fund because they share the same investment advisor, Advantus Capital, and because they are overseen by the same Board of Trustees. The SFT Advantus Dynamic Managed Volatility Fund will achieve its equity exposure by investing primarily in Class 1 Shares of the SFT Advantus Index 500 Fund, an affiliated fund in the Trust that seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor's 500 Index. A summary of all transactions with the affiliated SFT Advantus Index 500 Fund for the period ended December 31, 2016 are as follows:

Fund/Underlying Fund	Balance of Shares Held at December 31, 2015	Gross Additions	Gross Sales	Balance of Shares Held at December 31, 2016	Value at December 31, 2016	Realized Gain (Loss)	Distributions Received
SFT Advantus Dynamic Managed Volatility Fund
SFT Advantus Index 500 Fund	9,914,237	4,310,381	–	14,224,618	$124,400,586	$–	$–

(9)   Subsequent Events

Management has evaluated subsequent events for the Trust through the date these financial statements have been issued and has concluded there are no events that require disclosure.

Securian Funds Trust
Other Information
(unaudited)

Fund Expenses Paid by Shareholders

Shareholders of the Trust incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; (the Trust does not impose transaction costs, but you will incur such costs in connection with the variable life insurance policies and variable annuity contracts that invest in the Funds) and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Trust expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 01, 2016 through December 31, 2016. Expenses paid during the period in the tables below are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year divided by 366 to reflect the one-half year period.

Actual Expenses

The table below provides information about actual account values and actual expenses for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Actual Expenses
	CLASS 1				CLASS 2
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
SFT Advantus Bond Fund	$1,000	$992.00	0.49%	$2.45	$990.80	0.74%	$3.70
SFT Advantus Dynamic Managed Volatility Fund	1,000	NA	NA	NA	1,045.40	0.80%	4.11
SFT Advantus Government Money Market Fund	1,000	NA	NA	NA	1,000.00	0.35%	1.76
SFT Advantus Index 400 Mid-Cap Fund	1,000	1,116.40	0.27%	1.44	1,115.00	0.52%	2.76
SFT Advantus Index 500 Fund	1,000	1,077.00	0.20%	1.04	1,075.70	0.45%	2.35
SFT Advantus International Bond Fund	1,000	1,048.40	1.09%	5.61	1,047.10	1.34%	6.90
SFT Advantus Managed Volatility Equity Fund	1,000	NA	NA	NA	990.00	0.80%	4.00
SFT Advantus Mortgage Securities Fund	1,000	985.20	0.64%	3.19	984.00	0.89%	4.44
SFT Advantus Real Estate Securities Fund	1,000	942.10	0.83%	4.05	940.90	1.08%	5.27
SFT IvySM Growth Fund	1,000	NA	NA	NA	1,052.20	0.98%	5.06
SFT IvySM Small Cap Growth Fund	1,000	NA	NA	NA	1,098.40	1.24%	6.54
SFT Pyramis® Core Equity Fund	1,000	1,058.10	0.81%	4.19	1,056.80	1.06%	5.48
SFT T. Rowe Price Value Fund	1,000	NA	NA	NA	1,084.90	1.02%	5.35

Securian Funds Trust
Other Information – continued
(unaudited)

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds' and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	Hypothetical Expenses
	CLASS 1				CLASS 2
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
SFT Advantus Bond Fund	$1,000	$1,022.67	0.49%	$2.49	$1,021.42	0.74%	$3.76
SFT Advantus Dynamic Managed Volatility Fund	1,000	NA	NA	NA	1,021.11	0.80%	4.06
SFT Advantus Government Money Market Fund	1,000	NA	NA	NA	1,023.38	0.35%	1.78
SFT Advantus Index 400 Mid-Cap Fund	1,000	1,023.78	0.27%	1.37	1,022.52	0.52%	2.64
SFT Advantus Index 500 Fund	1,000	1,024.13	0.20%	1.02	1,022.87	0.45%	2.29
SFT Advantus International Bond Fund	1,000	1,019.66	1.09%	5.53	1,018.40	1.34%	6.80
SFT Advantus Managed Volatility Equity Fund	1,000	NA	NA	NA	1,021.11	0.80%	4.06
SFT Advantus Mortgage Securities Fund	1,000	1,021.92	0.64%	3.25	1,020.66	0.89%	4.52
SFT Advantus Real Estate Securities Fund	1,000	1,020.96	0.83%	4.22	1,019.71	1.08%	5.48
SFT IvySM Growth Fund	1,000	NA	NA	NA	1,020.21	0.98%	4.98
SFT IvySM Small Cap Growth Fund	1,000	NA	NA	NA	1,018.90	1.24%	6.29
SFT Pyramis® Core Equity Fund	1,000	1,021.06	0.81%	4.12	1,019.81	1.06%	5.38
SFT T. Rowe Price Value Fund	1,000	NA	NA	NA	1,020.01	1.02%	5.18

Please note that the expenses shown in both tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Proxy Voting Policies and Procedures

A description of the policies and procedures that Advantus Capital uses to vote proxies related to each Fund's portfolio securities is set forth in the Trust's Statement of Additional Information which is available without charge, upon request, by calling, toll-free, 800-995-3850 or on the Securities and Exchange Commission's website at www.sec.gov. The Trust will provide this document within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Securian Funds Trust
Other Information – continued
(unaudited)

Proxy Voting Record

The Trust's proxy voting record for the 12 month period ended December 31 is available by calling, toll-free, 866-330-7355 or on the Securities and Exchange Commission's website at www.sec.gov no later than August 31 each year. The Trust will also provide this information, within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of investment holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders without charge on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. More information of the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Securian Funds Trust
Trustees and Executive Officers
(unaudited)

Under Delaware law, the Board of Trustees of the Trust has overall responsibility for managing the Trust in good faith and in a manner reasonably believed to be in the best interests of the Trust. The Trustees meet periodically throughout the year to oversee the Trust's activities, review contractual arrangements with companies that provide services to the Trust, and review the performance of the Trust and its Funds. One of the four current Trustees is considered an "interested person" (as defined in the Investment Company Act of 1940) of the Trust. The other three Trustees, because they are not interested persons of the Trust, are considered independent ("Independent Trustees") and are not employees or officers of, and have no financial interest in, the Trust's investment adviser, Advantus Capital Management, Inc. or its affiliated companies, including Minnesota Life Insurance Company. 75% of the Board of Trustees is required to be comprised of Independent Trustees.

Only executive officers and other officers who perform policy-making functions with the Trust are listed. None of the Trustees is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Trust. Each Trustee serves for an indefinite term, until his or her resignation, death or removal.

Position with Trust
Name, Address(1) and Length of Principal Occupation(s)
and Year of Birth, Time Served(2) During Past 5 Years

Independent Trustees

Julie K. Getchell 1954 Trustee since 2011

Retired; Senior Financial Consultant to Cargill's Controller's Group, Animal Nutrition Business and Tartan Program from April 2009 to July 2012; Chief Financial Officer/Senior Managing Director, La Crosse Global Fund Services from May 2005 to April 2009; Consultant, Black River Asset Management, from October 2004 to May 2005; Chief Financial Officer, Prestige Resorts & Destinations, LTD. from 2001 to 2003; Chief Operating Officer, Insight Investment Management, Inc., from 1996 to 2000; Chief Financial Officer, Insight Investment Management, Inc., from 1991 to 1996; Chartered Financial Analyst; CPA—inactive

Linda L. Henderson 1949 Trustee since 2007

Retired; Professional Advisor, Carlson School of Management, University of Minnesota, 2004 to May 2007; Senior Vice President, Director of Fixed Income Research and Strategies, RBC Dain Rauscher Investments, 1985 to 2004; Chartered Financial Analyst

William C. Melton 1947 Trustee since 2002

Retired; member, State of Minnesota Council of Economic Advisors from 1988 to 1994, and again from 2010 to the present; various senior positions at American Express Financial Advisors (formerly Investors Diversified Services and, thereafter, IDS/American Express) from 1982 through 1997, including Chief Economist and, thereafter, Chief International Economist

Interested Trustee and Principal Executive Officer

David M. Kuplic 1957 Trustee since 2016 and President since 2011

Senior Vice President, Minnesota Life Insurance Company since June 2007; Executive Vice President and Director, Advantus Capital Management, Inc. since July 2007; Senior Vice President and Director, Advantus Capital Management, Inc., February 2006 to July 2007; President and Director, MCM Funding 1997-1, Inc. (entity holding legal title to mortgages beneficially owned by certain clients of Advantus Capital) since July 2007; Vice President, MCM Funding 1997-1, Inc., June 2004 to July 2007; President and Director, MCM Funding 1998-1, Inc. (entity holding legal title to mortgages beneficially owned by certain clients of Advantus Capital) since July 2007; Vice President, MCM Funding 1998-1, Inc., June 2004 to July 2007; Senior Vice President, Securian Financial Group, Inc. since June 2007; President and Director, MIMLIC Funding, Inc. (entity holding legal title to bonds beneficially owned by certain clients of Advantus Capital) since July 2007; Senior

Securian Funds Trust
Trustees and Executive Officers – continued
(unaudited)

Vice President, Securian Life Insurance Company since June 2007; President and Director, Marketview Properties, LLC (entity holding real estate assets) since January 2010; President and Director, Marketview Properties II, LLC (entity holding real estate assets) since March 2010; President, Marketview Properties IV, LLC

Other Executive Officers(3)

Gary M. Kleist 1959 Vice President and Treasurer since 2003

Financial Vice President, Chief of Operations and Director, Advantus Capital Management, Inc. since December 1997; Second Vice President, Minnesota Life Insurance Company since February 2000; Vice President and Secretary/Treasurer, MIMLIC Funding, Inc. (entity holding legal title to bonds beneficially owned by certain clients of Advantus Capital) since July 2003; Financial Vice President, MCM Funding 1997-1, Inc. since October 1998 and MCM Funding 1998-1, Inc. (entities holding legal title to mortgages beneficially owned by certain clients of Advantus Capital) since August 1998; Second Vice President, Securian Financial Group, Inc. since February 2000; Second Vice President, Securian Life Insurance Company since June 2007; Financial Vice President, Marketview Properties, LLC since January 2010 and Marketview Properties II, LLC (entities holding certain real estate assets) since March 2010; Financial Vice President, Marketview Properties IV, LLC

Bruce P. Shay 1961 Vice President since 2011

2003 Executive Vice President, Minnesota Life Insurance Company since March 2010; Executive Vice President, Securian Financial Group, Inc. since March 2010; Executive Vice President and Director, Securian Life Insurance Company since June 2010; Senior Vice President, Minnesota Life Insurance Company, February 2004 to February 2010; Senior Vice President, Securian Life Insurance Company, February 2007 to June 2010

Michael J. Radmer 1945 Secretary since 1998

Senior Counsel with the law firm of Dorsey & Whitney LLP since January 2016; Partner from 1976 to December 2015

Dorsey & Whitney LLP
50 South Sixth Street
Minneapolis, Minnesota 55402

(1)  Unless otherwise noted, the address of each Trustee and officer is the address of the Trust: 400 Robert Street North, St. Paul, Minnesota 55101.

(2)  The years reflect when a person became a director or officer of Advantus Series Fund, the predecessor to the Trust.

(3)  Although not a 'corporate' officer of the Trust, Todd L. Spicer, 1978, has served as the Trust's Chief Compliance Officer since September 2016. Mr. Spicer has also served as Vice President and Chief Compliance Officer, Advantus Capital Management, Inc. since September 2016.

This offering is available through Securian Financial Services, Inc., a registered broker/dealer. Securian Financial Services, Inc. is the distributor of Minnesota Life and Securian Life variable insurance products.

This report may be used as sales literature in connection with the offer or sale of variable annuity or variable life insurance contracts funded by Securian Funds Trust ("Trust") if preceded or accompanied by (a) the current prospectus for the Trust and such contracts and (b) the current applicable variable annuity or variable life performance report.

Securian Financial Services, Inc.

www.securian.com

Securities Dealer, Member FINRA/SIPC.

Registered Investment Advisor

400 Robert Street North, St. Paul, MN 55101-2098

1.888.237.1838

F38897 Rev 2-2017

Minnesota Life Insurance Company

A Securian Company

Securian Life Insurance Company

A New York admitted insurer

400 Robert Street North

St. Paul, MN 55101-2098

PRESORTED STANDARD
U.S. POSTAGE PAID
CAROL STREAM, IL
PERMIT NO. 1480

©2016 Securian Funds Trust All rights reserved.

F38897 Rev 2-2017

Call 1-800-995-3850 to receive your financial documents electronically. It's fast and convenient.

ITEM 2.  CODE OF ETHICS.

Filed herewith as Exhibit 12(a)(1).  During the period covered by this report, there has been no amendment to the code of ethics that relates to any element of the code of ethics definition set forth in paragraph (b) of Item 2 of Form N-CSR, nor has the registrant granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to one or more of the items set forth in paragraph (b) of Item 2 of form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Trust has determined that Julie K. Getchell, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Getchell as the Audit Committee’s financial expert.  Ms. Getchell is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)                                 Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2016	2015
$333,336	$323,628

(b)                                 Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were as follows:

2016	2015
$0	$8,986

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant’s investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c)                                  Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation were as follows:

2016	2014
$20,000	$4,000

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)                                 All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) – (c) of this Item 4 were as follows:

2016	2015
$0	$0

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a) – (c) of this Item 4, that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1)                   Registrant’s audit committee has adopted the following pre-approval policies and procedures in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X:

SECURIAN FUNDS TRUST

AUDIT COMMITTEE POLICY

Regarding Pre-Approval of Services Provided by the Independent Auditor

The Audit Committee (the “Committee”) of the Securian Funds Trust (the “Trust”) has responsibility for ensuring that all services performed by the independent audit firm (the “Auditor”) for the Trust do not impair the Auditor’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

•                  Understand the nature of the professional services expected to be provided and their impact on the Auditor’s independence and audit quality

•                  Examine and evaluate the safeguards put into place by the Trust and the Auditor to safeguard independence

•                  Meet semi-annually with the engagement partner of the Auditor

•                  Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Trust

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the Auditor directly for the Trust. At least annually the Committee will receive a report from the Auditor of all audit and non-audit services, which were approved during the year.

The engagement of the Auditor for any non-audit service requires the written pre-approval of the Trust’s Treasurer, and all non-audit services performed by the Auditor will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•                  Annual Trust financial statement audits

•                  SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the Auditor and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Accounting consultations

•                  Trust merger support services

•                  Other accounting related matters

•                  Agreed Upon Procedure Reports

•                  Attestation Reports

•                  Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee of $20,000 or more are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis.  The Chair shall thereafter report to the full Committee on any such matters at the Committee’s next regularly scheduled meeting.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the Auditor and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Tax compliance services related to the filing or amendment of the following:

•                  Federal, state and local income tax compliance; and,

•                  Sales and use tax compliance

•                  Timely RIC qualification reviews

•                  Tax distribution analysis and planning

•                  Tax authority examination services

•                  Tax appeals support services

•                  Accounting methods studies

•                  Trust merger support services

•                  Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee of $20,000 or more are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis.  The Chair shall thereafter report to the full Committee on any such matters at the Committee’s next regularly scheduled meeting.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the Auditor without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the Auditor is prohibited from performing services in the following categories of non-audit services:

•                  Management functions

•                  Accounting and bookkeeping services

•                  Internal audit services

•                  Financial information systems design and implementation

•                  Valuation services supporting the financial statements

•                  Actuarial services supporting the financial statements

•                  Executive recruitment

•                  Expert services (e.g., litigation support)

•                  Investment banking

Policy for Pre approval of Non-Audit Services Provided to Other Affiliated Entities

The Committee is also responsible for pre-approving certain non-audit services provided to Advantus Capital Management Inc. (“Advantus”) and any other entity under common control with Advantus that provides ongoing services to the Trust. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the Trust.

Although the Committee is not required to pre-approve all services provided to Advantus and affiliated service providers, the Committee will annually receive a report from the Auditor on the aggregate fees for all services provided to Advantus and its affiliates.

Securian Funds Trust

Pre-approval of services

Is the service performed directly for the Trust?
no
yes
Is service related to affiliate under common control – providing on-going service to the Trust?
no
No Audit Committee Pre-approval required
yes
Does service relate directly to the operations and financial reporting of the Trust?
no
yes
Pre-approval of service on a case-by-case basis.
Is service Audit, Audit-Related, Tax Services or Other Non-Audit Services?
yes
Is service Audit Services?
yes
Pre-approval annually by Audit Committee
Is service Audit-related or Tax Services?
yes
Is service fee estimate ≥$20,000 (on an individual project basis)? (1)
yes
Pre-approval of service by Committee on a case-by-case basis no
Pre-approval of service by Committee Chair on a case-by-case basis
Is service other Non-Audit Services?
yes
Is Service allowable under applicable SEC rules (not prohibited)?
no
Service not allowed
yes
Pre-approval of service by Committee on a case-by-case basis

(1) All projects will be continuously monitored for any revisions to fee estimates that would bring project cost ≥$20,000.

For projects with fee estimates <$20,000, Audit Committee Chair pre-approval required.

For projects ≥$20,000, Audit Committee pre-approval required.

(e)(2)                   None of the services provided to the registrant described in paragraphs (b) – (d) of this Item 4 were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                   No disclosures are required by this Item 4(f).

(g)                                  The aggregate non-audit fees billed for each of the last two fiscal years by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant were as follows:

2016	2015
$0	$0

(h)                                 The registrant’s audit committee has considered that the provision of the non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.  Schedule I — Investments in Securities of Unaffiliated Issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant has a governance committee of its board of trustees, the members of which are all trustees who are not “interested persons” of the registrant, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“independent trustees”).  The governance committee, which operates in accordance with a separate governance committee charter approved by the board of trustees, selects and recommends to the board of trustees individuals for nomination as independent trustees.  The names of potential independent trustee candidates are drawn from a number of sources, including recommendations from management of Advantus Capital Management, Inc., the registrant’s investment adviser.  Each candidate is evaluated by the governance committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an independent trustee, as well as his or her compatibility with respect to business philosophy and style.  The members of the governance committee may conduct an in-person interview of each viable candidate using a standardized questionnaire.  When all of the viable candidates have been evaluated and interviewed, the governance committee determines which of the viable candidates should be presented to the board of trustees for selection to become a member of the board of trustees.

Inasmuch as the registrant does not hold annual meetings of shareholders and meetings of shareholders occur only intermittently, the governance committee does not at present consider nominees recommended by shareholders.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)                                 Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)                                 There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)  File the exhibits listed below as part of this Form.  Letter or number the exhibits in the sequence indicated.

(1)                         Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

Exhibit 99.CODE ETH attached hereto.

(2)                         A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2):

Exhibit 99.CERT attached hereto.

(3)                         Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by this report by or on behalf of the registrant to 10 or more persons:

Not applicable.

(b)  If the report is filed under Section 13(a) or 15(d) of the Securities Exchange Act of 1934, provide the certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14 under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit.  A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (15 U.S.C. 78r), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference:

Exhibit 99.906 CERT attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Securian Funds Trust

By (Signature and Title)	/s/ David M. Kuplic
David M. Kuplic, President

Date:  February 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David M. Kuplic
David M. Kuplic, President (Principal Executive Officer)

By (Signature and Title)	/s/ Gary M. Kleist
Gary M. Kleist, Treasurer (Principal Financial Officer)

Date:  February 17, 2017